UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

June 30, 2013

Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

CONTENTS

Waddell & Reed Advisors Funds

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2013

PRESIDENT’S LETTER

Waddell & Reed Advisors Funds	JUNE 30, 2013 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

The year since our last report to you continued the volatility trend that seems to have become the norm. Once again this year the key culprits were politics, geopolitical concerns and confusing policy communication by central bankers

Despite these issues, and the occasional market swings they can cause, the economic data points to a U.S. economy that continues to improve, although not particularly quickly. Amid the turmoil, the S&P 500 Index forged into record-high territory, breaking through 1,600 in May. The index ended the fiscal year up 18% (including reinvested dividends) from its year-ago level and 13% higher than where it started 2013.

The recent gains in equities have come as investors turned away from fixed income. Federal Reserve (Fed) comments in May and June that the markets interpreted as a sign the Fed was preparing to change its course on monetary policy sent some bondholders for the exits and bond prices tumbling. At the end of June, the benchmark 10-year Treasury was yielding 2.52%, compared with 1.67% a year earlier and 1.78% at the start of the calendar year.

We continue to hold the view that equities are going to outperform relative to bonds on a total return basis over the long term. While the Fed comments in the May-June period may not have merited the volatility that we saw in the markets, we do believe that investors will continue the transition away from bonds and toward equities over time as the superior relative return argument gains traction.

Looking at the economy, the U.S. appears to be on much firmer footing than some other parts of the world. And while the Fed may begin to roll back some of its bond purchases, we do not expect a change in the Fed’s rate policy stance, given that there is no inflationary pressure and unemployment continues above Fed targets. Internationally, we will continue to monitor events in China and emerging economies, which appear to be in either a slowing or contracting mode depending on where you look. In Europe, there are signs of developing stability, but recession is still the prevailing condition.

We will continue monitoring these and other economic developments in the months ahead.

Economic Snapshot

	6/30/2013	6/30/2012
S&P 500 Index	1,606.28	1,362.16
MSCI EAFE Index	1,638.94	1,423.38
10-Year Treasury Yield	2.52%	1.67%
U.S. unemployment rate	7.6%	8.2%
30-year fixed mortgage rate	4.39%	3.69%
Oil price per barrel	$96.56	$84.96

Sources: Bloomberg, U.S. Department of Labor, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and partnership.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2013	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2013.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 12-31-12	Ending Account Value 6-30-13	Expenses Paid During Period*	Beginning Account Value 12-31-12	Ending Account Value 6-30-13	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Accumulative Fund
Class A	$1,000	$1,120.90	$5.94	$1,000	$1,019.17	$5.65	1.13%
Class B	$1,000	$1,113.80	$12.68	$1,000	$1,012.80	$12.08	2.42%
Class C	$1,000	$1,116.50	$11.22	$1,000	$1,014.18	$10.68	2.14%
Class Y	$1,000	$1,122.90	$4.56	$1,000	$1,020.53	$4.34	0.86%
Asset Strategy Fund
Class A	$1,000	$1,037.60	$5.71	$1,000	$1,019.22	$5.65	1.12%
Class B	$1,000	$1,032.10	$10.57	$1,000	$1,014.39	$10.47	2.10%
Class C	$1,000	$1,033.10	$9.76	$1,000	$1,015.16	$9.67	1.94%
Class Y	$1,000	$1,038.50	$4.18	$1,000	$1,020.73	$4.14	0.82%
Continental Income Fund
Class A	$1,000	$1,087.80	$6.05	$1,000	$1,018.99	$5.86	1.17%
Class B	$1,000	$1,082.90	$11.98	$1,000	$1,013.31	$11.58	2.32%
Class C	$1,000	$1,082.70	$10.52	$1,000	$1,014.66	$10.17	2.04%
Class Y	$1,000	$1,089.30	$4.60	$1,000	$1,020.41	$4.44	0.89%

See footnotes on page 6.

4	ANNUAL REPORT	2013

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 12-31-12	Ending Account Value 6-30-13	Expenses Paid During Period*	Beginning Account Value 12-31-12	Ending Account Value 6-30-13	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Core Investment Fund
Class A	$1,000	$1,112.50	$5.60	$1,000	$1,019.46	$5.35	1.08%
Class B	$1,000	$1,106.60	$12.01	$1,000	$1,013.42	$11.48	2.29%
Class C	$1,000	$1,108.60	$10.75	$1,000	$1,014.63	$10.27	2.05%
Class Y	$1,000	$1,113.70	$4.23	$1,000	$1,020.81	$4.04	0.80%
Dividend Opportunities Fund
Class A	$1,000	$1,117.70	$6.67	$1,000	$1,018.46	$6.36	1.28%
Class B	$1,000	$1,111.30	$12.77	$1,000	$1,012.68	$12.18	2.44%
Class C	$1,000	$1,112.90	$11.20	$1,000	$1,014.23	$10.68	2.13%
Class Y	$1,000	$1,120.30	$4.66	$1,000	$1,020.41	$4.44	0.88%
Energy Fund
Class A	$1,000	$1,118.10	$8.47	$1,000	$1,016.80	$8.07	1.61%
Class B	$1,000	$1,110.60	$14.99	$1,000	$1,010.56	$14.27	2.87%
Class C	$1,000	$1,113.30	$12.79	$1,000	$1,012.65	$12.18	2.45%
Class Y	$1,000	$1,120.80	$5.73	$1,000	$1,019.39	$5.45	1.09%
International Growth Fund
Class A	$1,000	$1,018.40	$7.27	$1,000	$1,017.63	$7.26	1.44%
Class B	$1,000	$1,011.60	$13.98	$1,000	$1,010.92	$13.98	2.80%
Class C	$1,000	$1,012.20	$12.48	$1,000	$1,012.43	$12.48	2.49%
Class Y	$1,000	$1,019.40	$5.25	$1,000	$1,019.59	$5.25	1.05%
New Concepts Fund
Class A	$1,000	$1,104.00	$7.26	$1,000	$1,017.89	$6.96	1.39%
Class B	$1,000	$1,099.00	$13.33	$1,000	$1,012.06	$12.78	2.57%
Class C	$1,000	$1,100.20	$12.08	$1,000	$1,013.32	$11.58	2.31%
Class Y	$1,000	$1,106.70	$5.37	$1,000	$1,019.73	$5.15	1.02%
Science and Technology Fund
Class A	$1,000	$1,216.30	$7.20	$1,000	$1,018.31	$6.56	1.31%
Class B	$1,000	$1,208.90	$13.36	$1,000	$1,012.68	$12.18	2.44%
Class C	$1,000	$1,210.10	$12.49	$1,000	$1,013.46	$11.38	2.28%
Class Y	$1,000	$1,217.80	$5.54	$1,000	$1,019.81	$5.05	1.01%
Small Cap Fund
Class A	$1,000	$1,172.40	$7.93	$1,000	$1,017.48	$7.36	1.47%
Class B	$1,000	$1,166.40	$14.08	$1,000	$1,011.79	$13.08	2.62%
Class C	$1,000	$1,168.10	$12.25	$1,000	$1,013.45	$11.38	2.29%
Class Y	$1,000	$1,174.60	$5.55	$1,000	$1,019.67	$5.15	1.03%
Tax-Managed Equity Fund
Class A	$1,000	$1,092.90	$5.76	$1,000	$1,019.31	$5.55	1.11%
Class B	$1,000	$1,087.20	$11.06	$1,000	$1,014.21	$10.68	2.13%
Class C	$1,000	$1,089.00	$10.34	$1,000	$1,014.87	$9.97	2.00%

See footnotes on page 6.

2013	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 12-31-12	Ending Account Value 6-30-13	Expenses Paid During Period*	Beginning Account Value 12-31-12	Ending Account Value 6-30-13	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Value Fund
Class A	$1,000	$1,175.50	$6.96	$1,000	$1,018.41	$6.46	1.29%
Class B	$1,000	$1,168.70	$13.23	$1,000	$1,012.56	$12.28	2.47%
Class C	$1,000	$1,170.00	$11.72	$1,000	$1,014.02	$10.88	2.17%
Class Y	$1,000	$1,177.20	$4.90	$1,000	$1,020.33	$4.55	0.90%
Vanguard Fund
Class A	$1,000	$1,090.70	$6.17	$1,000	$1,018.88	$5.96	1.19%
Class B	$1,000	$1,084.70	$12.72	$1,000	$1,012.58	$12.28	2.46%
Class C	$1,000	$1,086.30	$11.47	$1,000	$1,013.81	$11.08	2.21%
Class Y	$1,000	$1,092.60	$4.50	$1,000	$1,020.54	$4.34	0.86%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2013, and divided by 365.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Accumulative Fund	(UNAUDITED)

Barry M. Ogden

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Waddell & Reed Advisors Accumulative Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. Mr. Ogden has managed the fund since 2004 and has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Accumulative Fund (Class A shares at net asset value)	17.31%
Waddell & Reed Advisors Accumulative Fund (Class A shares including sales charges)	10.56%
Benchmarks(s) and/or Lipper Category
S&P 500 Index	20.60%
(generally reflects the performance of large and medium-size U.S. stocks)
Lipper Multi-Cap Core Funds Universe Average	21.77%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The Fund had a positive double-digit return for the year ending June 30, 2013, however, it underperformed its benchmark and peer group for the period. Several contributing factors led to the underperformance against the benchmark and peer group. First, we finished the December quarter with more than 9% in cash reserves, as there was a bit of skepticism brewing as to the underlying health of the U.S. economy, a fragile job market and stubbornly high unemployment rates. Couple this with ongoing sluggishness in Europe, and we built a little cash buffer at the end of the calendar year as an insurance policy of sorts. As 2013 began, markets opened higher and, within a very short period of time, it became much clearer to us that it wasn’t going to pay to fight this momentum any longer. We identified several new investment opportunities and added to key positions and were fully invested by the end of the March quarter. In hindsight, the additional cash hurt the Fund’s relative performance a touch, but if things broke the other way, we were more than adequately positioned to protect shareholders on the downside. Throughout the fiscal year, the Fund’s use of derivatives was fairly modest, though we do anticipate periodically using derivatives as part of our overall portfolio construction philosophy.

Sources of performance

As touched on above, the Fund’s total return for the fiscal year was strong, albeit an underperformer versus the benchmark and peer group. It was somewhat a tale of two halves, where the Fund outperformed during the first half and underperformed during the second half. Almost immediately in 2013, the market moved decisively toward a “risk on” bias, which caused us to move into catch up mode, especially exiting the 2012 calendar year with an elevated cash position. We essentially performed in-line after February, but by then, some of the damage had been done and we had underperformed by roughly 140 basis points. Fortunately, we adjusted rather quickly and were able to participate in the bulk of the move higher through the end of June.

Consumer discretionary was the Fund’s single largest sector throughout the fiscal year and remained the largest weighting at more than 34% of total assets as of June 30, 2013. The consumer continues to find ways to spend and several very important tailwinds make it likely this trend will continue for the rest of the fiscal year. We believe the housing market recovery is underway and have seen significant strength in housing prices, up double digits year-over-year in some parts of the country. In most respects, this is a consumer’s largest asset and as it goes up in value, consumer spending is often times buffeted. Furthermore, new highs in the equity markets have, and will continue to have, a very large impact on a smaller subset of consumers for the back half of the fiscal year. If the equity markets continue to march higher, we would suspect that we are setting up for better-than-expected back to school numbers as well as a very strong Christmas selling season.

The Fund’s next largest sector is consumer staples, a much more defensive sector that is also exposed to the consumer, but also has the added benefit of being more exposed to growing disposable income trends around the world.

Outlook

Is all the good news priced in? That’s the million dollar question facing many investors today. We think the short answer is “no,” but with a very important caveat (remember, there is always a caveat). The Federal Reserve (Fed), which has been very effective thus far at steering and implementing various forms of quantitative easing (QE), must now figure out how to get to the sidelines without completely disrupting the markets. Of late, the Fed has tried several times to lay out a roadmap as to how investors should think about this transition, but the market at times has misconstrued this message and has ebbed and flowed, uncertain as to what impact a less involved Fed will have on the markets. Bernanke and company will continue to refine and tweak their commentary, but look for them to slow accommodation as soon as the data warrants such a move. Working in their favor for prolonged accommodative actions is the low inflationary backdrop. Inflation is not a problem and some would argue that the Fed has been very impactful, through its various QE programs at preventing a deflationary environment from taking hold.

With the upcoming earnings season bearing down on us, we will be very interested in hearing the commentary from managements about the health of businesses and any change in outlooks for the rest of the 2013. It will be very telling if there was evidence of any change in consumer behavior or spending patterns with the recent backup in rates. We are optimistic that the earnings season will turn out to be roughly in-line and commentary will

2013	ANNUAL REPORT	7

MANAGEMENT DISCUSSION

Accumulative Fund	(UNAUDITED)

be somewhat muted as managements are also feeling the ebbs and flows of the consumer and spending patterns. Abnormal weather and fears of health care reform probably added to the uncertainty and should subside as we move into the back half of the calendar year.

Lastly, China’s growth trajectory has slowed of late and the new regime in power appears willing to grow at a rate slower than the previous regime was willing to accept. This could prove tenuous as the rest of the world adjusts to some lower level of growth from the world’s second-largest economy. China has been such a powerful force of growth and consumption in recent years and will continue to be a large consumer of many commodities and resources. The rate of slowdown could cause a short-term shock to the system and disrupt the supply and demand balances in selected areas and will need to be closely watched. Stay tuned.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Accumulative Fund.

8	ANNUAL REPORT	2013

PORTFOLIO HIGHLIGHTS

Accumulative Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	98.8%
Consumer Discretionary	34.5%
Consumer Staples	16.3%
Industrials	11.4%
Health Care	9.2%
Energy	9.1%
Financials	6.7%
Information Technology	5.6%
Materials	5.3%
Telecommunication Services	0.7%
Purchased Options	0.0%
Cash and Cash Equivalents	1.2%

Lipper Rankings

Category: Lipper Multi-Cap Core Funds	Rank	Percentile
1 Year	642/770	84
3 Year	371/658	57
5 Year	484/580	84
10 Year	256/334	77

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Panera Bread Company, Class A	Consumer Discretionary
Starbucks Corporation	Consumer Discretionary
BorgWarner Inc.	Consumer Discretionary
Costco Wholesale Corporation	Consumer Staples
JPMorgan Chase & Co.	Financials
Harley-Davidson, Inc.	Consumer Discretionary
Anheuser-Busch InBev S.A., ADR	Consumer Staples
Precision Castparts Corp.	Industrials
UnitedHealth Group Incorporated	Health Care

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2013	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Accumulative Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	10.56%	11.79%	16.16%	17.65%
5-year period ended 6-30-13	2.03%	1.80%	2.17%	3.56%
10-year period ended 6-30-13	5.58%	4.97%	5.12%	6.48%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Accumulative Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 2.5%
Precision Castparts Corp.	125	$28,251

Apparel Retail – 1.2%
Limited Brands, Inc.	275	13,544

Apparel, Accessories & Luxury Goods – 0.7%
lululemon athletica inc. (A)	120	7,862

Auto Parts & Equipment – 2.9%
BorgWarner Inc. (A)	390	33,599

Automobile Manufacturers – 1.0%
DaimlerChrysler AG, Registered Shares (B)	195	11,799

Biotechnology – 1.0%
Quintiles Transnational Holdings Inc. (A)	280	11,917

Brewers – 2.5%
Anheuser-Busch InBev S.A., ADR	320	28,883

Broadcasting – 3.1%
CBS Corporation, Class B	450	21,991
Discovery Holding Company, Class A (A)	180	13,898

		35,889

Cable & Satellite – 1.4%
Time Warner Cable Inc.	140	15,747

Casinos & Gaming – 1.1%
Las Vegas Sands, Inc.	240	12,703

Communications Equipment – 0.4%
Cisco Systems, Inc.	200	4,862

Computer Hardware – 3.4%
Apple Inc.	97	38,498

Construction & Farm Machinery & Heavy Trucks – 1.0%
Cummins Inc.	60	6,507
Westinghouse Air Brake Technologies Corporation	90	4,809

		11,316

Consumer Electronics – 0.7%
Harman International Industries, Incorporated	140	7,588

Consumer Finance – 1.2%
American Express Company	100	7,476
Capital One Financial Corporation	90	5,653

		13,129

Data Processing & Outsourced Services – 0.0%
Blackhawk Network Holdings, Inc. (A)	14	323

COMMON STOCKS (Continued)	Shares	Value
Department Stores – 0.3%
Nordstrom, Inc.	65	$3,896

Distillers & Vintners – 1.9%
Beam Inc.	347	21,892

Diversified Chemicals – 2.0%
Dow Chemical Company (The)	700	22,519

Electronic Equipment & Instruments – 0.1%
OSI Systems, Inc. (A)	19	1,224

Fertilizers & Agricultural Chemicals – 3.3%
Monsanto Company	210	20,748
Mosaic Company (The)	325	17,488

		38,236

Food Retail – 0.9%
Casey’s General Stores, Inc.	22	1,300
Whole Foods Market, Inc.	165	8,494

		9,794

Footwear – 1.1%
NIKE, Inc., Class B	200	12,736

Health Care Distributors – 0.8%
Cardinal Health, Inc.	190	8,968

Health Care Equipment – 0.4%
Heartware International, Inc. (A)	54	5,088

Health Care Facilities – 0.9%
HCA Holdings, Inc.	275	9,917

Home Improvement Retail – 0.3%
Tile Shop Holdings, Inc. (A)	125	3,620

Homebuilding – 0.4%
Wiliam Lyon Homes, Class A (A)	194	4,888

Homefurnishing Retail – 1.6%
Bed Bath & Beyond Inc. (A)	250	17,725

Hotels, Resorts & Cruise Lines – 2.0%
Carnival Corporation	65	2,229
Starwood Hotels & Resorts Worldwide, Inc.	320	20,221

		22,450

Hypermarkets & Super Centers – 2.9%
Costco Wholesale Corporation	300	33,171

Industrial Machinery – 2.6%
Pall Corporation	209	13,913
Pentair, Inc.	275	15,864

		29,777

COMMON STOCKS (Continued)	Shares	Value
Integrated Oil & Gas – 2.1%
Exxon Mobil Corporation	150	$13,553
Occidental Petroleum Corporation	115	10,261

		23,814

Internet Retail – 0.4%
Shutterfly, Inc. (A)	90	5,021

Internet Software & Services – 0.2%
Facebook, Inc., Class A (A)	100	2,486

Leisure Facilities – 1.9%
Vail Resorts, Inc.	344	21,169

Managed Health Care – 2.4%
UnitedHealth Group Incorporated	410	26,847

Motorcycle Manufacturers – 2.9%
Harley-Davidson, Inc.	594	32,541

Movies & Entertainment – 0.4%
News Corporation Limited, Class A	125	4,075

Multi-Line Insurance – 0.3%
American International Group, Inc. (A)	75	3,353

Oil & Gas Drilling – 0.8%
Patterson-UTI Energy, Inc.	450	8,710

Oil & Gas Equipment & Services – 1.8%
Halliburton Company	100	4,172
National Oilwell Varco, Inc.	50	3,445
Schlumberger Limited	175	12,541

		20,158

Oil & Gas Exploration & Production – 3.6%
Equitable Resources, Inc.	120	9,524
Noble Energy, Inc.	290	17,411
Southwestern Energy Company (A)	425	15,525

		42,460

Oil & Gas Storage & Transportation – 0.8%
MarkWest Energy Partners, L.P.	135	9,025

Other Diversified Financial Services – 2.8%
JPMorgan Chase & Co.	625	32,993

Packaged Foods & Meats – 2.6%
Kraft Foods Group, Inc.	55	3,073
Mead Johnson Nutrition Company	330	26,146

		29,219

2013	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Accumulative Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS (Continued)	Shares	Value
Personal Products – 1.5%
Coty Inc., Class A (A)	118	$2,032
Estee Lauder Companies, Inc. (The), Class A	235	15,455

		17,487

Pharmaceuticals – 3.7%
Allergan, Inc.	170	14,320
Bristol-Myers Squibb Company	100	4,469
Merck & Co., Inc.	150	6,968
Shire Pharmaceuticals Group plc, ADR	25	2,378
Teva Pharmaceutical Industries Limited, ADR	300	11,760
Zoetis Inc.	70	2,162

		42,057

Railroads – 4.7%
Canadian Pacific Railway Limited	220	26,704
Kansas City Southern	245	25,960

		52,664

Real Estate Services – 1.1%
Realogy Holdings Corp. (A)	250	12,010

Regional Banks – 1.3%
PNC Financial Services Group, Inc. (The)	135	9,845
Signature Bank (A)	65	5,396

		15,241

Research & Consulting Services – 0.4%
Nielsen Holdings N.V.	145	4,871

Restaurants – 11.1%
Arcos Dorados Holdings, Inc.	100	1,168
Chuy’s Holdings, Inc. (A)	70	2,695
Dunkin’ Brands Group, Inc.	345	14,773
McDonald’s Corporation	180	17,820
Noodles & Company, Class A (A)	34	1,250
Panera Bread Company, Class A (A)	200	37,188
Starbucks Corporation	530	34,710
YUM! Brands, Inc.	230	15,948

		125,552

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 0.3%
Applied Materials, Inc.	250	$3,728

Semiconductors – 1.2%
Microchip Technology Incorporated	355	13,224

Soft Drinks – 3.2%
Coca-Cola Company (The)	240	9,626
PepsiCo, Inc.	310	25,355

		34,981

Tobacco – 0.8%
Philip Morris International Inc.	100	8,662

Trading Companies & Distributors – 0.2%
HD Supply Holdings, Inc. (A)	150	2,819

Wireless Telecommunication Service – 0.7%
American Tower Corporation, Class A	40	2,927
Sprint Nextel Corporation (A)	700	4,914

		7,841

TOTAL COMMON STOCKS – 98.8%		$1,124,819
(Cost: $878,452)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
Apple Inc., Call $650.00, Expires 7–20–13	200	–	*

TOTAL PURCHASED OPTIONS – 0.0%		$0
(Cost: $1,738)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 1.5%
Caterpillar Financial Services Corporation (GTD by Caterpillar Inc.),
0.120%, 7–25–13 (C)	$3,000	$3,000
Danaher Corporation,
0.110%, 7–24–13 (C)	5,000	5,000
PACCAR Financial Corp. (GTD by PACCAR Inc.),
0.080%, 7–23–13 (C)	5,000	4,999
Prudential Funding LLC (GTD by Prudential Financial Inc.),
0.070%, 7–1–13 (C)	3,934	3,934

		16,933

Master Note – 0.0%
Toyota Motor Credit Corporation,
0.111%, 7–3–13 (D)	545	545

TOTAL SHORT-TERM SECURITIES – 1.5%		$17,478
(Cost: $17,478)

TOTAL INVESTMENT SECURITIES – 100.3%		$1,142,297
(Cost: $897,668)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3%)		(2,852)

NET ASSETS – 100.0%		$1,139,445

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Rate shown is the yield to maturity at June 30, 2013.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

12	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Accumulative Fund (in thousands)	JUNE 30, 2013

The	following written options were outstanding at June 30, 2013 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Apple Inc.	N/A	Put	78	August 2013	$535.00	$1,102	$(1,103)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1		Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$392,404		$—	$—
Consumer Staples	184,089		—	—
Energy	104,167		—	—
Financials	76,726		—	—
Health Care	104,794		—	—
Industrials	129,698		—	—
Information Technology	64,345		—	—
Materials	60,755		—	—
Telecommunication Services	7,841		—	—
Total Common Stocks	$1,124,819		$—	$—
Purchased Options	—	*	—	—
Short-Term Securities	—		17,478	—
Total	$1,124,819		$17,478	$—

Liabilities
Written Options	$—		$1,103	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	13

MANAGEMENT DISCUSSION

Asset Strategy Fund	(UNAUDITED)

Michael L. Avery

Ryan F. Caldwell

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Waddell & Reed Advisors Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2013. Mr. Avery has managed the Fund for 16 years and has 35 years of industry experience. Mr. Caldwell has managed the Fund for six years and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Asset Strategy Fund (Class A shares at net asset value)	16.50%
Asset Strategy Fund (Class A shares including sales charges)	9.80%
Benchmark(s) and/or Lipper Category
S&P 500 Index	20.60%
(generally reflects the performance of large- and medium-size U.S. stocks)
Barclays U.S. Aggregate Bond Index	–0.68%
(generally reflects the performance of most U.S.-traded investment-grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.08%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Lipper Global Flexible Portfolio Funds Universe Average	7.42%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Uncertainty with slow global growth

Equity markets were volatile for much of the fiscal year ended June 30, 2013, although investors began to show more appetite for equities as the year progressed. Economic growth remained slow in key countries, although it improved somewhat during the year. By the end of the fiscal year, U.S. economic growth found some strength in consumer durables like housing and autos, and a steady if slight improvement in the employment rate. Fiscal policy and election uncertainties weighed on corporate investment and hiring, and on equity markets, early in the period. However, U.S. equities markets then showed strength especially through the latter half of the period, with the S&P 500 Index surpassing a previous record closing level in March 2013. Some market uncertainty was relieved with the re-election of U.S. President Barack Obama in November 2012. While a compromise on income taxes helped the U.S. avoid the fiscal cliff of spending cuts and tax increases as 2013 began, the long-term solutions to mandated budget cuts and the debt ceiling remained unclear as the period ended. During the fiscal year, the Federal Reserve (Fed) implemented “Quantitative Easing 3” to buy up to $85 billion of securities each month. Markets reacted negatively late in the period when Fed Chairman Ben Bernanke announced plans to begin “tapering” the bond-buying program, based on anticipated steady improvement in the U.S. economy. Equities initially fell sharply and bond yields rose, but both markets had stabilized by the end of the fiscal year after the Fed offered clarifying comments that indicated the end of the program was not imminent.

Elsewhere, most of Europe remained in recession during the fiscal year as the region dealt with ongoing concerns about austerity measures and the banking system. Leaders continued to propose new ways to address the problems, but a lasting solution was not forthcoming. As the fiscal year opened, the head of the European Central Bank (ECB) said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September then announced unlimited buying of bonds with maturities up to three years. Cyprus became only the latest example of the banking crisis early in 2013. Although a compromise solution was reached for Cyprus, the outcome shook the confidence of investors and European bank depositors. But equities markets quickly stabilized after initially reacting with uncertainty. Italy added to the concerns about Europe as it then struggled to form a government, following its latest round of elections. China continued to show solid economic growth during the year across industries and sectors, although at a slightly slower pace than in recent years. It also completed the selection of new leadership through its Standing Committee. There also were leadership changes in Japan, Greece, France, the Netherlands and South Korea during the period. Given slow global growth, markets increasingly are alert to the monetary and fiscal policies of key economies worldwide, so we will be watching for the impact of these changes.

Emphasis on equities delivers strong year

The Fund reported strong performance for the fiscal year, although it trailed the return of its all-equities benchmark, the S&P 500 Index. Entering the fiscal year, the Fund maintained an allocation to equities of more than 80% of holdings and that continued through most of the period. That positioning was based on our ongoing belief that equities were more attractive compared to other asset classes from a valuation standpoint, including historically expensive investment-grade fixed income and sovereign debt issues. This heavy positioning in equities combined with solid security selection contributed to performance during the fiscal year. We revised the Fund’s equities holdings during the final half of the fiscal year from the previous highly concentrated portfolio to a broader mix, and the cash position increased somewhat with that move. The cash position negatively affected performance relative to the benchmark. We think the adjustment in equities holdings will reduce stock-specific risk and put a focus on the systemic risk of equity markets and exposure to certain security characteristics.

Although we do not target sector weightings in the Fund, our investment process led to a substantial overweight during the year in consumer discretionary stocks, compared with the benchmark. That overweight, plus positive security selection in the sector was a major contributor to returns.

14	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Asset Strategy Fund	(UNAUDITED)

The Fund continued to focus on businesses benefiting from consumption by the expanding middle-class populations across the emerging markets, especially in the Asia-Pacific region. Several such companies were key contributors to performance during the period, including gaming operators such as Wynn Resorts, Limited; Sands China Ltd.; and Galaxy Entertainment Group Limited. In terms of relative performance, the information technology sector overall was a detractor for the fiscal year, mainly in terms of security selection. Holdings in Apple Inc., Baidu.com and Intel Corporation detracted from performance. (Intel Corporation no longer is a holding in the Fund.)

The Fund maintained its holdings in gold bullion throughout the fiscal year, ranging from 8% to 11% of the portfolio. It was a detractor from overall performance for the period. The Fund continues to hold gold as a hard currency alternative to what we consider structurally weak currencies in many developed markets. We consider it a hedge for the continued intervention by policy makers into global capital markets and economies. At various times during the year, we used derivatives to modify the exposure of the Fund to equities. Derivative usage was a slight contributor to relative performance for the fiscal year as a whole. The use of equity derivatives remained a portion of the overall portfolio at the end of the period.

Improving economies boost outlook

We think there are likely to be periods of market volatility in the coming year, driven by macro events. We will remain alert to market developments and their impact as the year progresses. We continue to believe that equities are more attractive than most fixed-income assets now. In our view, equities represent the best relative value among all the major asset classes, but valuation has become less attractive as markets have risen over the past year. We will keep the Fund positioned to seek to take advantage of potential opportunities, especially in equities that fit our preference for strong free cash flow and exposure to emerging markets. We also will continue to focus on the outlook for growth in key emerging markets.

Despite gains in the U.S. stock market, increases in housing prices and improving growth in the economy, we do not think there is a risk of significant, widespread inflation in the near term. We think rising bond yields present a key risk going forward, as they already have increased following the Fed’s “tapering” comments. If markets continue to take bond yields higher, we think it could negatively affect interest-sensitive areas of the economy. In our view, there are several areas of support for the U.S. economy, including the ongoing housing recovery, lower energy prices and improvement in manufacturing. We think continued aggressive monetary policy can provide economic support to offset the fiscal policy uncertainty. We believe a growing labor force, support for productivity through new technology, growing access to low-cost energy and relatively good infrastructure with reasonable legal oversight are positive factors. We think these factors can support future U.S. gross domestic product growth, although it is likely to remain modest in the near term.

Many emerging-market countries continue to show improvement in their economies. The growing middle-class population across emerging markets and that group’s increasing consumption of goods and services remain a key theme for the Fund. Despite the fiscal concerns in several countries around the world, we generally are positive about the path of economic growth overall for 2013. We expect inflation to be relatively contained in 2013, with an upward bias in some emerging markets. We continue to think there are many opportunities to invest in those countries that have growing middle-class populations and incomes.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may allocate from 0 to 100% of its assets between stocks, bonds and short-term instruments of issuers around the globe, as well as investments in precious metals and investments with exposure to various foreign securities.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The Fund may seek to hedge market risk on various securities, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Fund. Such hedging involves additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Fund may pay more to store and accurately value its commodity holdings than it does with the Fund’s other holdings.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Asset Strategy Fund.

2013	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS

Asset Strategy Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	74.4%
Consumer Discretionary	31.7%
Financials	17.4%
Information Technology	11.4%
Energy	4.9%
Industrials	3.0%
Consumer Staples	2.4%
Health Care	2.3%
Materials	1.1%
Telecommunication Services	0.2%
Bullion (Gold)	8.1%
Purchased Options	0.5%
Bonds	5.7%
Corporate Debt Securities	4.9%
Loans	0.7%
United States Government and Government Agency Obligations	0.1%
Cash and Cash Equivalents	11.3%

Lipper Rankings

Category: Lipper Global Flexible Portfolio Funds	Rank	Percentile
1 Year	27/416	7
3 Year	62/250	25
5 Year	103/149	69
10 Year	3/63	5

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	37.7%
United States	37.1%
Other North America	0.6%
Pacific Basin	28.0%
China	9.5%
Hong Kong	8.4%
Japan	5.9%
Other Pacific Basin	4.2%
Europe	14.0%
United Kingdom	6.8%
Other Europe	7.2%
Bullion (Gold)	8.1%
South America	0.2%
Other	0.2%
Cash and Cash Equivalents and Options	11.8%

Top 10 Equity Holdings

Company	Country	Sector
Sands China Ltd.	China	Consumer Discretionary
Galaxy Entertainment Group Limited, ADR	Hong Kong	Consumer Discretionary
Delta Topco Limited	United Kingdom	Consumer Discretionary
AIA Group Limited	Hong Kong	Financials
Wynn Resorts, Limited	United States	Consumer Discretionary
Hyundai Motor Company	South Korea	Consumer Discretionary
CBS Corporation, Class B	United States	Consumer Discretionary
Philip Morris International Inc.	United States	Consumer Staples
ConocoPhillips	United States	Energy
Apple Inc.	United States	Information Technology

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

16	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Asset Strategy Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	9.80%	11.29%	15.48%	16.82%
5-year period ended 6-30-13	1.44%	1.54%	1.81%	2.97%
10-year period ended 6-30-13	10.83%	10.49%	10.58%	11.85%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	17

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 1.0%
BAE Systems plc (A)	1,071	$6,240
Boeing Company (The)	68	7,007
European Aeronautic Defence and Space Company (A)	30	1,593
European Aeronautic Defence and Space Company (A)(B)	181	9,653
General Dynamics Corporation	92	7,199

		31,692

Apparel, Accessories & Luxury Goods – 1.1%
Prada S.p.A. (A)	3,623	32,883

Application Software – 1.1%
Intuit Inc.	566	34,537

Asset Management & Custody Banks – 2.9%
Apollo Global Management, LLC	879	21,172
Blackstone Group L.P. (The)	1,918	40,384
KKR & Co. L.P.	1,415	27,815

		89,371

Automobile Manufacturers – 4.8%
Bayerische Motoren Werke AG (A)	395	34,549
Fuji Heavy Industries Ltd. (A)	133	3,279
Hyundai Motor Company (A)	421	83,147
Nissan Motor Co., Ltd. (A)	617	6,247
Renault S.A. (A)	128	8,594
Toyota Motor Corporation (A)	209	12,604

		148,420

Biotechnology – 0.2%
Amgen Inc.	59	5,772

Brewers – 0.4%
Anheuser-Busch InBev S.A., ADR	127	11,472

Broadcasting – 2.5%
CBS Corporation, Class B	1,582	77,293

Cable & Satellite – 1.2%
British Sky Broadcasting Group plc (A)	825	9,936
Comcast Corporation, Class A (C)	244	10,231
DIRECTV Group, Inc. (The) (D)	102	6,285
Time Warner Cable Inc.	86	9,640

		36,092

Casinos & Gaming – 13.1%
Galaxy Entertainment Group Limited, ADR (A)(D)	29,371	143,900
Las Vegas Sands, Inc.	117	6,214

COMMON STOCKS (Continued)	Shares	Value
Casinos & Gaming (Continued)
Sands China Ltd. (A)	33,336	$157,096
Wynn Resorts, Limited	810	103,629

		410,839

Communications Equipment – 1.1%
Cisco Systems, Inc. (C)	1,389	33,754

Computer Hardware – 1.9%
Apple Inc.	147	58,105

Construction & Farm Machinery & Heavy Trucks – 1.2%
Cummins Inc.	331	35,889
KION Holding 1 GmbH (A)(B)(D)	67	2,054

		37,943

Consumer Electronics – 0.8%
Panasonic Corporation (A)	809	6,498
Sony Corporation (A)	924	19,359

		25,857

Diversified Banks – 6.4%
Agricultural Bank of China Limited (A)	16,017	6,608
Banco Santander Brasil S.A., ADR (D)	167	1,038
BNP Paribas (A)	116	6,316
China Construction Bank Corporation (A)	9,427	6,673
China Minsheng Banking Corp., Ltd., H Shares (A)	30,068	29,424
DBS Group Holdings Ltd (A)	966	11,819
ICICI Bank Limited (A)	362	6,515
Industrial and Commercial Bank of China Limited, H Shares (A)	10,688	6,739
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	3,141	19,379
Mitsui Trust Holdings, Inc. (A)	1,092	5,098
Mizuho Financial Group, Inc. (A)	8,620	17,904
Royal Bank of Canada (A)	137	8,008
State Bank of India (A)	190	6,250
Sumitomo Mitsui Financial Group, Inc. (A)	462	21,172
Sumitomo Mitsui Trust Holdings, Inc. (A)(B)	3,470	16,199
Toronto-Dominion Bank (A)	102	8,152
Wells Fargo & Company	506	20,883

		198,177

Diversified Capital Markets – 0.1%
Credit Suisse Group AG, Registered Shares (A)	174	4,621

COMMON STOCKS (Continued)	Shares	Value
Diversified Chemicals – 0.4%
Dow Chemical Company (The) (C)	330	$10,613

Electronic Equipment & Instruments – 0.6%
Hitachi, Ltd. (A)	2,967	19,056

Electronic Manufacturing Services – 0.2%
Hon Hai Precision Ind. Co., Ltd. (A)	2,464	6,084

Fertilizers & Agricultural Chemicals – 0.2%
Mosaic Company (The)	107	5,774

Health Care Supply – 0.2%
Abbott Laboratories	214	7,464

Hotels, Resorts & Cruise Lines – 1.5%
Starwood Hotels & Resorts Worldwide, Inc.	714	45,143

Industrial Conglomerates – 0.2%
Hutchison Whampoa Limited, Ordinary Shares (A)	597	6,277

Integrated Oil & Gas – 1.3%
Eni S.p.A. (A)	266	5,455
Occidental Petroleum Corporation	376	33,587

		39,042

Internet Retail – 0.5%
Amazon.com, Inc. (D)	60	16,578

Internet Software & Services – 2.3%
Baidu.com, Inc., ADR (D)	335	31,672
Google Inc., Class A (D)	4	3,521
Tencent Holdings Limited (A)	861	33,754

		68,947

Investment Banking & Brokerage – 0.4%
Goldman Sachs Group, Inc. (The)	65	9,862
Nomura Holdings, Inc. (A)	409	3,017

		12,879

IT Consulting & Other Services – 1.8%
Accenture plc, Class A	139	10,010
Cognizant Technology Solutions Corporation, Class A (D)	566	35,426
International Business Machines Corporation	55	10,530

		55,966

Life & Health Insurance – 4.4%
AIA Group Limited (A)	25,477	107,906
Ping An Insurance (Group) Company of China, Ltd., A Shares (A)	879	4,980

18	ANNUAL REPORT	2013

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands) JUNE 30, 2013

COMMON STOCKS (Continued)	Shares	Value
Life & Health Insurance (Continued)
Ping An Insurance (Group) Company of China, Ltd., H Shares (A)	3,778	$25,427

		138,313

Managed Health Care – 0.3%
UnitedHealth Group Incorporated	138	9,017

Movies & Entertainment – 6.2%
Delta Topco Limited (D)(E)	104,001	108,222
Ithaca Holdings, LLC (D)(E)(F)	43	14,722
Legend Pictures LLC, Ltd. (D)(E)(F)	22	41,709
News Corporation Limited, Class A (C)	996	32,479

		197,132

Multi-Line Insurance – 2.0%
American International Group, Inc. (C)(D)	946	42,299
Axa S.A. (A)	398	7,828
Zurich Financial Services, Registered Shares (A)	42	10,998

		61,125

Office Electronics – 0.5%
Canon Inc. (A)	507	16,547

Oil & Gas Equipment & Services – 0.3%
Halliburton Company	189	7,873

Oil & Gas Exploration & Production – 2.0%
ConocoPhillips	1,034	62,556

Oil & Gas Refining & Marketing – 1.3%
Phillips 66	703	41,423

Other Diversified Financial Services – 0.8%
Citigroup Inc.	220	10,558
ING Groep N.V., Certicaaten Van Aandelen (A)(D)	696	6,341
JPMorgan Chase & Co.	163	8,615

		25,514

Pharmaceuticals – 1.6%
AstraZeneca plc (A)	128	6,041
Pfizer Inc.	1,133	31,724
Roche Holdings AG, Genusscheine (A)	33	8,160
Teva Pharmaceutical Industries Limited, ADR	124	4,845

		50,770

Property & Casualty Insurance – 0.4%
ACE Limited	53	4,716
Allstate Corporation (The)	130	6,274

		10,990

COMMON STOCKS (Continued)	Shares	Value
Railroads – 0.3%
Central Japan Railway Company (A)	26	$3,168
Union Pacific Corporation	31	4,844

		8,012

Semiconductor Equipment – 1.3%
ASML Holding N.V., Ordinary Shares (A)	526	41,466

Semiconductors – 0.6%
Samsung Electronics Co., Ltd. (A)	7	8,343
Texas Instruments Incorporated (C)	316	11,033

		19,376

Specialty Chemicals – 0.3%
LyondellBasell Industries N.V., Class A	158	10,462

Steel – 0.2%
Posco (A)	23	5,881

Tobacco – 2.0%
Philip Morris International Inc.	726	62,852

Trading Companies & Distributors – 0.3%
Mitsui & Co., Ltd. (A)	743	9,339

Wireless Telecommunication Service – 0.2%
NTT DoCoMo, Inc. (A)	4	6,370

TOTAL COMMON STOCKS – 74.4%		$2,315,669
(Cost: $1,721,271)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
Apple Inc.: Call $475.00, Expires 1–18–14, OTC (Ctrpty: Goldman Sachs Bank USA)	221	194
Call $510.00, Expires 1–18–14, OTC (Ctrpty: Goldman Sachs Bank USA)	442	218

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Value
EURO STOXX 50 Index: Call EUR2,575.00, Expires 8–17–13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(G)	1,342	$1,606
Call EUR2,625.00, Expires 9–21–13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(G)	1,339	1,563
Call EUR2,725.00, Expires 9–21–13, OTC (Ctrpty: Bank of America N.A.)(G)	1,032	635
Halliburton Company, Call $44.00, Expires 7–20–13, OTC (Ctrpty: Deutsche Bank AG)	1,494	36
Merck & Co., Inc.: Call $45.00, Expires 10–19–13, OTC (Ctrpty: Goldman Sachs Bank USA)	3,721	1,003
Call $48.00, Expires 10–19–13, OTC (Ctrpty: Goldman Sachs Bank USA)	4,719	545
Call $50.00, Expires 10–19–13, OTC (Ctrpty: Goldman Sachs Bank USA)	115	7
Nikkei 225 Index: Call JPY15,500.00, Expires 7–12–13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(G)	347	28
Call JPY15,750.00, Expires 7–12–13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(G)	347	14
Call JPY14,000.00, Expires 8–9–13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(G)	188	825
Call JPY14,000.00, Expires 9–13–13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(G)	241	1,477
Call JPY14,000.00, Expires 9–13–13, OTC (Ctrpty: JP Morgan Securities, Inc.)(G)	421	2,580
Call JPY14,500.00, Expires 9–13–13, OTC (Ctrpty: JP Morgan Securities, Inc.)(G)	237	1,016

2013	ANNUAL REPORT	19

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands) JUNE 30, 2013

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Value
S&P 500 Index: Call $1,680.00, Expires 7–20–13	407	$39
Call $1,600.00, Expires 8–17–13	592	2,237
Call $1,685.00, Expires 8–17–13	291	146
Call $1,690.00, Expires 8–17–13	300	125
Call $1,675.00, Expires 9–21–13	931	1,373

TOTAL PURCHASED OPTIONS – 0.5%		$15,667
(Cost: $19,020)

CORPORATE DEBT SECURITIES	Principal
Automobile Manufacturers – 0.1%
Toyota Motor Credit Corporation,
2.560%, 1–18–15 (H)	$2,400	2,381

Food Distributors – 0.3%
U.S. Foodservice, Inc.,
8.500%, 6–30–19	9,313	9,732

Homebuilding – 0.0%
Desarrolladora Homex, S.A. de C.V.,
7.500%, 9–28–15	830	282

Independent Power Producers & Energy Traders – 0.2%
CESP–Companhia Energetica de Sao Paulo,
9.750%, 1–15–15 (B)(G)	BRL7,150	4,861

Movies & Entertainment – 4.3%
Circuit of the Americas LLC, Series A,
16.000%, 7–31–18	$5,000	4,513
Circuit of the Americas LLC, Series B,
16.000%, 7–31–18 (I)	5,490	4,954
Delta Topco Limited,
10.000%, 11–24–60 (E)(I)	85,989	85,942

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Movies & Entertainment (Continued)
Legendary Pictures Funding, LLC and Legendary Finance, Inc.,
8.000%, 3–15–18	$41,100	$41,100

		136,509

TOTAL CORPORATE DEBT SECURITIES – 4.9%		$153,765
(Cost: $154,561)

LOANS

Movies & Entertainment – 0.7%
Circuit of the Americas LLC,
6.000%, 6–30–17 (H)	1,400	1,399
Formula One Holdings Ltd. and Alpha Topco Limited,
9.250%, 10–16–19 (H)	20,800	21,814

		23,213

TOTAL LOANS – 0.7%		$23,213
(Cost: $21,916)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage–Backed Obligations–0.1%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.500%, 9–15–17 (J)	342	16
5.000%, 11–15–17 (J)	61	1
5.000%, 4–15–19 (J)	131	2
5.500%, 3–15–23 (J)	357	33
5.500%, 10–15–25 (J)	1,919	250
5.500%, 10–15–32 (J)	140	1
5.500%, 5–15–33 (J)	1,048	133
6.000%, 11–15–35 (J)	755	113
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 6–25–23 (J)	535	70
5.000%, 11–25–23 (J)	172	4
5.500%, 8–25–33 (J)	1,247	115
5.500%, 12–25–33 (J)	1,399	129
5.500%, 4–25–34 (J)	1,676	246
5.500%, 11–25–36 (J)	2,007	275

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage–Backed Obligations (Continued)
Government National Mortgage Association Agency REMIC/CMO:
5.500%, 3–20–32 (J)	$591	$37
5.000%, 7–20–33 (J)	157	8
5.500%, 11–20–33 (J)	821	45
5.500%, 7–20–35 (J)	605	96

		1,574

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$1,574
(Cost: $5,996)

BULLION – 8.1%	Troy Ounces
Gold	204	$251,024

(Cost: $222,977)

SHORT–TERM SECURITIES	Principal
Certificate Of Deposit – 0.1%
Banco del Estado de Chile,
0.190%, 7–30–13	$2,000	2,000

Commercial Paper – 10.1%
Abbott Laboratories,
0.100%, 8–22–13 (K)	25,000	24,995
American Honda Finance Corp. (GTD by Honda Motor Co.),
0.170%, 8–26–13 (K)	22,000	21,994
American Honda Finance Corporation (GTD by Honda Motor Co.),
0.120%, 8–7–13 (K)	10,000	9,999
Bank of Nova Scotia:
0.130%, 7–16–13 (K)	10,000	9,999
0.160%, 7–29–13 (K)	7,000	6,999
Becton Dickinson & Co.,
0.180%, 7–30–13 (K)	5,000	4,999
Bemis Company, Inc.,
0.260%, 7–8–13 (K)	8,000	8,000
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited),
0.100%, 7-23-13 (K)	12,300	12,299

20	ANNUAL REPORT	2013

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands)	JUNE 30, 2013

SHORT–TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Campbell Soup Company:
0.120%, 7–1–13 (K)	$6,800	$6,800
0.160%, 7–29–13 (K)	10,000	9,999
Caterpillar Financial Services Corporation (GTD by Caterpillar Inc.),
0.120%, 7–25–13 (K)	15,000	14,999
Clorox Company (The):
0.270%, 7–3–13 (K)	5,000	5,000
0.270%, 7–9–13 (K)	8,000	7,999
Corporacion Andina de Fomento,
0.230%, 7–22–13 (K)	5,000	4,999
Ecolab Inc.,
0.240%, 7–10–13 (K)	6,500	6,500
Exxon Mobil Corporation,
0.050%, 7–24–13 (K)	15,000	15,000
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc),
0.120%, 7–31–13 (K)	10,000	9,999
Hewlett–Packard Company,
0.330%, 7–26–13 (K)	7,000	6,998

SHORT–TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
John Deere Financial Limited (GTD by John Deere Capital Corporation):
0.100%, 7–1–13 (K)	$10,000	$10,000
0.100%, 7–2–13 (K)	7,000	7,000
Kroger Co. (The):
0.280%, 7–1–13 (K)	5,725	5,725
0.300%, 7–8–13 (K)	6,000	6,000
Nestle Finance International Ltd. (GTD by Nestle S.A.),
0.120%, 7–24–13 (K)	24,000	23,998
Roche Holdings, Inc.:
0.110%, 7–9–13 (K)	6,000	6,000
0.100%, 7–18–13 (K)	10,000	10,000
Target Corporation,
0.080%, 7–1–13 (K)	14,000	14,000
Toronto-Dominion Holdings USA Inc. (GTD by Toronto Dominion Bank),
0.100%, 7–25–13 (K)	24,500	24,497
Total Capital Canada Ltd. (GTD by Total S.A.),
0.090%, 7–10–13 (K)	5,000	5,000

SHORT–TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Wal-Mart Stores, Inc.,
0.090%, 7–9–13 (K)	$15,000	$15,000

		314,797

Master Note – 0.1%
Toyota Motor Credit Corporation,
0.111%, 7–3–13 (L)	2,216	2,216

Treasury Bills – 0.3%
United States Treasury Bills,
0.040%, 10–3–13	10,000	9,999

TOTAL SHORT–TERM SECURITIES – 10.6%		$329,012
(Cost: $329,015)

TOTAL INVESTMENT SECURITIES – 99.3%		$3,089,924
(Cost: $2,474,756)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		20,847

NET ASSETS – 100.0%		$3,110,771

Notes to Consolidated Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the total value of these securities amounted to $32,767 or 1.1% of net assets.

(C)	All or a portion of the security position is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	No dividends were paid during the preceding 12 months.

(E)	Restricted securities. At June 30, 2013, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Delta Topco Limited	1–23–12 to 5–1–12	104,001	$70,317	$108,222
Ithaca Holdings, LLC	4–23–13	43	14,722	14,722
Legend Pictures LLC, Ltd.	12–18–12	22	41,637	41,709

		Principal
Delta Topco Limited, 10.000%, 11–24–60	1–23–12 to 6–18–12	$85,989	86,963	85,942

			$213,639	$250,595

The	total value of these securities represented 8.1% of net assets at June 30, 2013.

(F)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(G)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, EUR – Euro and JPY – Japanese Yen).

2013	ANNUAL REPORT	21

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands) JUNE 30, 2013

(H)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.

(I)	Payment-in-kind bonds.

(J)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(K)	Rate shown is the yield to maturity at June 30, 2013.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at June 30, 2013:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Japanese Yen	Barclays Capital, Inc.	5,455,092	7–22–13	$642	$—
Sell	Japanese Yen	Deutsche Bank AG	13,034,563	7–22–13	4,885	—

					$5,527	$—

The following futures contracts were outstanding at June 30, 2013 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
Gold 100 oz Future August 2013	Short	8-30-13	760	$(93,609)	$(1,859)

The following written options were outstanding at June 30, 2013 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
EURO STOXX 50 Index	Morgan Stanley & Co., Inc.	Put	1,342	August 2013	EUR 2,625.00	$703	$(1,587)
	Morgan Stanley & Co., Inc.	Call	1,342	August 2013	2,725.00	262	(442)
	Bank of America N.A.	Put	1,032	September 2013	2,475.00	1,117	(810)
	Morgan Stanley & Co., Inc.	Call	1,339	September 2013	2,800.00	276	(450)
Halliburton Company	Deutsche Bank AG	Put	1,494	July 2013	$37.00	224	(13)
Nikkei 225 Index	UBS AG	Put	72	July 2013	JPY 12,500.00	169	(46)
	UBS AG	Put	116	August 2013	12,500.00	285	(246)
	Morgan Stanley & Co., Inc.	Call	188	August 2013	16,000.00	107	(83)
S&P 500 Index	N/A	Put	300	August 2013	$1,550.00	569	(624)
	N/A	Call	592	August 2013	1,655.00	413	(707)
	N/A	Put	634	September 2013	1,500.00	1,556	(1,363)

						$5,681	$(6,371)

22	ANNUAL REPORT	2013

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands) JUNE 30, 2013

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$825,584	$—	$164,653
Consumer Staples	74,324	—	—
Energy	150,894	—	—
Financials	540,990	—	—
Health Care	73,023	—	—
Industrials	93,263	—	—
Information Technology	353,838	—	—
Materials	32,730	—	—
Telecommunication Services	6,370	—	—
Total Common Stocks	$2,151,016	$—	$164,653
Purchased Options	3,920	11,747	—
Corporate Debt Securities	—	17,256	136,509
Loans	—	—	23,213
United States Government Agency Obligations	—	1,574	—
Bullion	251,024	—	—
Short-Term Securities	—	329,012	—
Total	$2,405,960	$359,589	$324,375
Forward Foreign Currency Contracts	$—	$5,527	$—

Liabilities
Futures Contracts	$1,859	$—	$—
Written Options	$2,694	$3,677	$—

During the period ended June 30, 2013, securities totaling $366,042 were transferred from Level 2 to Level 1 due to lack of significant market movements following the close of local trading.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities	Loans

Beginning Balance 7-1-12	$73,973	$101,657	$—
Net realized gain (loss)	—	(265)	—
Net change in unrealized appreciation (depreciation)	30,944	(777)	1,297
Purchases	59,736	57,614	21,988
Sales	—	(21,720)	(100)
Accrued discounts/premiums	—	—	28
Transfers into Level 3 during the period	—	—	—
Transfers out of Level 3 during the period	—	—	—
Ending Balance 6-30-13	$164,653	$136,509	$23,213
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-13	$30,944	$(777)	$1,247

Quantitative Information about Level 3 fair value measurements:

	Fair Value at 6-30-13	Valuation Technique(s)		Unobservable Input(s)
Assets
Common Stocks	$56,431	Purchase price		Purchase price
	108,222	See below	(1)
Corporate Debt Securities	9,467	Broker quote		Broker quote
	41,100	Purchase price		Purchase price
	85,942	See below	(1)
Loans	23,213	Third-party valuation service		Broker quotes

(1)	At June 30, 2013, Waddell & Reed Advisors Asset Strategy Fund held (minority stake) investments in private-placement common stock and corporate debt securities. Because of the unique nature of these securities, the Valuation Committee, as described on page 134, determined the enterprise value after considering the results of multiple valuation methodologies, including both a comparison to market comparable companies and a discounted cash flow model. The total enterprise value was then allocated to the common stock and corporate debt securities held by the Fund.

2013	ANNUAL REPORT	23

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands) JUNE 30, 2013

Under the market comparable companies’ model, the most significant input was the price-earnings ratio, for which a range of 19 to 23 was considered to be the range that market participants would take into account when pricing the issuer.

Using a discounted cash flows model, the most significant inputs (and related range of assumptions anticipated to be used by market participants) were the long-term growth rate (2.5%), and the weighted average cost of capital (8.4%).

The Valuation Committee also applied an illiquidity discount of 10% for purposes of this valuation.

Significant increase in price-earnings ratio or long-term growth rate inputs could result in a higher fair value measurement. However, significant increase in weighted average cost of capital of illiquidity discount inputs could result in a lower fair value measurement.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

OTC = Over the Counter

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	37.1%
China	9.5%
Hong Kong	8.4%
United Kingdom	6.8%
Japan	5.9%
South Korea	3.2%
Netherlands	1.8%

Country Diversification (Continued)

Italy	1.3%
France	1.2%
Germany	1.2%
Switzerland	1.0%
Other Countries	2.7%
Other+	19.9%

+	Includes gold bullion, options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

24	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Continental Income Fund	(UNAUDITED)

Cynthia P. Prince-Fox

Below, Cynthia P. Prince-Fox, portfolio manager of Waddell & Reed Advisors Continental Income Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. She has managed the Fund since 1993 and has 30 years of industry experience.

Fiscal year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Continental Income Fund (Class A shares at net asset value)	13.72%
Waddell & Reed Advisors Continental Income Fund (Class A shares including sales charges)	7.18%
Benchmark(s) and/or Lipper Category
S&P 500 Index	20.60%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	13.43%
(generally reflects the performance of the universe of funds with similar investment objectives)
Barclays U.S. Government/Credit Index	–0.61%
(generally reflects the performance of securities in the bond market)

Please note that Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees. Multiple indexes are presented because the Fund invests in multiple assets classes. The performance discussion below is at net asset value.

Key drivers

Underperformance of the Fund relative to the S&P 500 benchmark was due to the Fund’s fixed-income allocation. The Fund ordinarily invests at least 25% of its assets in fixed-income securities. During the period, equities generally outperformed fixed-income securities and as a result, the bond portfolio acted as a drag on the performance on the all-equities benchmark.

The Fund’s relative outperformance to its peer group was influenced by a number of factors. First, and most important, would be allocation between the different asset classes. We targeted our maximum 75% equity weight throughout the fiscal year. As stated above, the S&P 500 significantly outperformed fixed-income securities during relevant 12-month period. Second, our fixed-income holdings were primarily positioned in a way to mitigate interest-rate risk. In other words, duration was short relative to the index. Additionally, we maintained more credit versus interest-rate risk. This impacted performance as corporate bonds generally helped and high yield outperformed treasuries.

Sector emphasis within the equities portion drove performance. The main drivers in sector emphasis came from industrials and consumer discretionary. Securities within industrials represented three of the top 10 overall contributors. While overall sector emphasis was a significant positive, stock selection was a drag. The majority of adverse stock selection occurred in the Fund’s consumer staples and health care names. While the health care holdings posted positive returns, they significantly lagged a very strong move in major pharmaceuticals, where the Fund had limited exposure.

From an asset allocation standpoint, the equities portfolio of the Fund significantly outperformed the fixed-income portfolio. In addition, the fixed-income portfolio was relatively short duration when compared to its benchmark based on our belief that interest rates were not headed meaningfully lower.

Through most of the year, the Fund took a U.S.-centric approach to security selection. In other words, we looked to reduce holdings where demand outside the U.S. looked to be more challenged. The Fund was overweight consumer staples and consumer discretionary, utilities and telecommunications for most of the fiscal year. It was underweight materials, industrial and technology where the global economic backdrop played a greater role in final demand for those products. We had pared our exposure to these areas as sentiment-driven swings in the market were abrupt and frequent as investors reacted to the many macroeconomic reports from various economies around the globe. We remained skeptical of Europe’s ability to fix its problems without more pain but found it difficult to handicap the depth and timing of that pain.

After a volatile first half of calendar year 2013, actions by the Central Bank helped buoy equity markets as we headed into the second half. First out of the box was the European Central Bank announcing it officially stands ready to buy unlimited amounts of short-term sovereign debt if a country submits to an austerity plan. Meanwhile, the Federal Reserve (Fed) spelled out its focus on labor market conditions while outlining its third round of quantitative easing. These actions proved temporary as a slew of mediocre earnings reports set an early tone for the second fiscal quarter. Investors were especially sensitive to company misses on revenue growth. Worry about corporate profits was further stoked by the impending fiscal cliff with its combination of higher taxes and spending cuts that threatened to tip the U.S. economy into recession. Although the fiscal year proved to be volatile, we stood by our long-term themes. This strategy helped us to avoid getting whipsawed by the markets and resulted in the Fund’s equity portfolio performing better than the S&P 500 index.

Sources of strength, weakness

Top contributors to overall performance were names in the energy and industrials sectors. Within industrials, class 1 railroad company Kansas City Southern was a top performer. While this railway is the smallest of seven North American class-1 railroads, it has sole share of the Mexican NAFTA

2013	ANNUAL REPORT	25

MANAGEMENT DISCUSSION

Continental Income Fund	(UNAUDITED)

corridor. This allows it to benefit from the “near sourcing” phenomenon of more manufacturing and auto production moving to Mexico from other low wage countries. Also, crude-by-rail has come of age. In three short years, the crude-by-rail business model has evolved from relative obscurity into one of the most dynamic business opportunities for North American class 1 railroads. In addition to Kansas City Southern, we also have been long-term shareholders of Union Pacific Corp. and Berkshire Hathaway Inc. (owner of Burlington Northern railroad), which stand to benefit from the crude-by-rail trend. Both were significant contributors to performance.

Another key contributor to overall performance was Cabot Oil & Gas Corporation, whose stock finished up from the purchase price for the fiscal year. A perfect storm was created at the start of 2012 when a record-setting warm winter hit at the same time there was excess supply of natural gas. These two factors briefly pushed prices down to decade lows. We believe that in the long term, cheap shale gas will be an important strategic commodity as infrastructure is built out to take advantage of this natural resource. Cabot Oil & Gas is a low-cost producer of natural gas that is able to grow production significantly and still generate free cash flow.

Detractors from Fund performance were found in health care and consumer staples. Stock selection within these sectors was the primary reason for relative underperformance. Allergan, Inc., a global health care company, experienced significant weakness at the end of the fiscal year. Weakness was related to a U.S. Food and Drug Administration (FDA) publication regarding guidance on the pathway for a generic Restasis (dry eye) medication. This product is an important, and highly profitable, piece of revenue for Allergan. The ability of a manufacturer to develop a generic drug is important. Concerns regarding the FDA’s guidance resulted in the sale of this stock, and it is no longer a holding of the Fund.

The Fund’s bond holdings were a drag on overall performance as the 10-year bond yield increased from 1.86% in the third fiscal quarter to 2.48% at fiscal year-end. The Fund was not immune to the sell-off but held up better than the benchmark. We have been anticipating a rise in interest rates with a generally improving economic backdrop and, as such, have been targeting the Fund’s minimum allocation to bonds and remain short duration and long credit exposure throughout the fiscal year.

Outlook

We are optimistic that the coming months will bring more positive news from a macro perspective, though we recognize the deleveraging process will be bumpy as policymakers around the globe strive to find a balance between growth and austerity. Comments from Fed Chairman Ben Bernanke fueled nervousness that the Fed could begin reducing its sizeable bond-buying program sometime in the coming months. His commentary started the big “refocus” of what this would ultimately mean for both equity and fixed-income markets. While there has been almost endless discussion about the markets in a “post Fed” world, little attention has been paid to a variety of other positive economic developments, including an improving fiscal situation at both the federal and state levels, the long-term possibilities of U.S. energy development, and a renewed recognition in Europe that austerity alone won’t solve its problems. Disappointing data about the Chinese industrials sector continues to be a large and important negative.

In the U.S., the job market appears to have held firm in recent weeks – an encouraging sign heading into the new fiscal year. We also remain optimistic by what we see in the housing market, particularly with regard to home price inflation. A recovering housing market has many derivative macro implications for the consumer, banks, economic expansion, employment and confidence. We remain confident in the fundamental strength of the Fund and believe we are positioned to provide competitive returns over the long term. We also believe the Fund’s focus on quality and a consistent and disciplined approach during volatile and uncertain times will continue to be rewarded.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest-rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Continental Income Fund.

26	ANNUAL REPORT	2013

PORTFOLIO HIGHLIGHTS

Continental Income Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	70.5%
Consumer Discretionary	16.3%
Industrials	13.5%
Financials	10.5%
Information Technology	9.1%
Consumer Staples	7.0%
Energy	6.5%
Health Care	5.1%
Materials	2.5%
Bonds	22.0%
Corporate Debt Securities	16.2%
United States Government and Government Agency Obligations	5.2%
Other Government Securities	0.6%
Cash and Cash Equivalents	7.5%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	248/566	44
3 Year	30/511	6
5 Year	32/468	7
10 Year	21/267	8

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Limited Brands, Inc.	Consumer Discretionary
Anheuser-Busch InBev S.A., ADR	Consumer Staples
PNC Financial Services Group, Inc. (The)	Financials
JPMorgan Chase & Co.	Financials
Home Depot, Inc. (The)	Consumer Discretionary
Union Pacific Corporation	Industrials
Cisco Systems, Inc.	Information Technology
Johnson & Johnson	Health Care
Pentair, Inc.	Industrials
Harley-Davidson, Inc.	Consumer Discretionary

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2013	ANNUAL REPORT	27

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Continental Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	7.18%	8.50%	12.74%	14.04%
5-year period ended 6-30-13	6.04%	6.00%	6.32%	7.63%
10-year period ended 6-30-13	7.06%	6.61%	6.70%	8.02%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

28	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 5.3%
Boeing Company (The)	128	$13,072
General Dynamics Corporation	122	9,517
Honeywell International Inc.	152	12,083
Precision Castparts Corp.	50	11,301

		45,973

Apparel Retail – 3.5%
Gap, Inc. (The)	304	12,665
Limited Brands, Inc.	363	17,878

		30,543

Application Software – 1.1%
Intuit Inc.	153	9,356

Asset Management & Custody Banks – 1.5%
Northern Trust Corporation	222	12,831

Auto Parts & Equipment – 0.7%
Johnson Controls, Inc.	170	6,070

Brewers – 1.9%
Anheuser-Busch InBev S.A., ADR	182	16,428

Broadcasting – 1.5%
CBS Corporation, Class B	256	12,530

Cable & Satellite – 1.4%
Time Warner Cable Inc.	105	11,844

Communications Equipment – 1.6%
Cisco Systems, Inc.	565	13,738

Computer Hardware – 1.2%
Apple Inc.	26	10,377

Construction & Farm Machinery & Heavy Trucks – 1.3%
Cummins Inc.	104	11,247

Distillers & Vintners – 1.5%
Brown-Forman Corporation, Class B	188	12,679

Diversified Chemicals – 1.3%
Dow Chemical Company (The)	348	11,186

Electrical Components & Equipment – 1.2%
Rockwell Automation, Inc.	123	10,218

Fertilizers & Agricultural Chemicals – 1.2%
Monsanto Company	108	10,700

Health Care Equipment – 1.4%
Covidien plc	194	12,160

Home Improvement Retail – 1.8%
Home Depot, Inc. (The)	198	15,347

COMMON STOCKS (Continued)	Shares	Value
Hotels, Resorts & Cruise Lines – 1.2%
Hyatt Hotels Corporation, Class A (A)	266	$10,732

Household Products – 1.2%
Colgate-Palmolive Company	179	10,255

Industrial Conglomerates – 1.3%
3M Company	100	10,913

Industrial Machinery – 2.8%
Pall Corporation	162	10,728
Pentair, Inc.	230	13,292

		24,020

Internet Retail – 1.3%
Amazon.com, Inc. (A)	40	11,135

Internet Software & Services – 1.1%
Google Inc., Class A (A)	11	9,420

IT Consulting & Other Services – 0.7%
Cognizant Technology Solutions Corporation, Class A (A)	99	6,223

Managed Health Care – 0.7%
UnitedHealth Group Incorporated	95	6,240

Motorcycle Manufacturers – 1.5%
Harley-Davidson, Inc.	242	13,277

Movies & Entertainment – 1.4%
News Corporation Limited, Class B	371	12,180

Multi-Line Insurance – 1.4%
American International Group, Inc. (A)	273	12,203

Oil & Gas Equipment & Services – 2.4%
National Oilwell Varco, Inc.	164	11,293
Schlumberger Limited	130	9,316

		20,609

Oil & Gas Exploration & Production – 2.2%
Cabot Oil & Gas Corporation	89	6,307
ConocoPhillips	216	13,037

		19,344

Oil & Gas Refining & Marketing – 1.2%
Phillips 66	170	10,041

Oil & Gas Storage & Transportation – 0.7%
Regency Energy Partners LP	224	6,041

Other Diversified Financial Services – 3.2%
Citigroup Inc.	245	11,743
JPMorgan Chase & Co.	295	15,546

		27,289

COMMON STOCKS (Continued)	Shares	Value
Packaged Foods & Meats – 1.0%
Mead Johnson Nutrition Company	114	$9,032

Personal Products – 1.4%
Estee Lauder Companies, Inc. (The), Class A	179	11,786

Pharmaceuticals – 3.0%
GlaxoSmithKline plc, ADR	245	12,253
Johnson & Johnson	158	13,582

		25,835

Property & Casualty Insurance – 2.6%
Berkshire Hathaway Inc., Class B (A)	109	12,233
Travelers Companies, Inc. (The)	129	10,286

		22,519

Publishing – 0.7%
Pearson plc (B)	340	6,059

Railroads – 1.6%
Union Pacific Corporation	89	13,793

Regional Banks – 1.8%
PNC Financial Services Group, Inc. (The)	216	15,729

Restaurants – 1.3%
Starbucks Corporation	173	11,349

Semiconductor Equipment – 1.2%
Applied Materials, Inc.	707	10,541

Semiconductors – 2.2%
Altera Corporation	247	8,142
Microchip Technology Incorporated	279	10,382

		18,524

TOTAL COMMON STOCKS – 70.5%		$608,316
(Cost: $456,797)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 0.2%
General Dynamics Corporation, 1.000%, 11–15–17	$1,000	964
Northrop Grumman Corporation, 1.750%, 6–1–18	750	727

		1,691

2013	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2013

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Apparel Retail – 0.5%
Limited Brands, Inc.:
6.625%, 4–1–21	$2,915	$3,167
5.625%, 2–15–22	744	755

		3,922

Apparel, Accessories & Luxury Goods – 0.2%
LVMH Moet Hennessy – Louis Vuitton, 1.625%, 6–29–17 (C)	2,000	1,969

Auto Parts & Equipment – 0.1%
Delphi Corporation, 5.000%, 2–15–23	808	830

Automobile Manufacturers – 0.9%
Ford Motor Company, Convertible, 4.250%, 11–15–16	4,000	7,227
Toyota Motor Credit Corporation:
0.564%, 5–17–16 (D)	1,000	998
2.050%, 1–12–17	500	506

		8,731

Banking – 0.2%
Commonwealth Bank of Australia New York, 1.950%, 3–16–15	1,350	1,374

Biotechnology – 0.3%
Amgen Inc., 2.125%, 5–15–17	2,250	2,258

Brewers – 0.3%
Anheuser-Busch InBev Worldwide Inc., 5.375%, 11–15–14	1,500	1,593
Heineken N.V., 1.400%, 10–1–17 (C)	750	728
SABMiller Holdings Inc., 3.750%, 1–15–22 (C)	250	254

		2,575

Broadcasting – 0.7%
CBS Corporation:
8.875%, 5–15–19	2,000	2,576
4.300%, 2–15–21	1,500	1,557
Discovery Communications, LLC:
4.375%, 6–15–21	750	787
3.300%, 5–15–22	900	860

		5,780

Cable & Satellite – 0.2%
DIRECTV Holdings LLC, 2.400%, 3–15–17	750	754
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., 3.500%, 3–1–16	500	525
Pearson Funding Five plc, 3.250%, 5–8–23 (C)	800	737

		2,016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Communications Equipment – 0.1%
Cisco Systems, Inc., 2.900%, 11–17–14	$500	$516

Construction & Farm Machinery & Heavy Trucks – 0.2%
Caterpillar Inc., 1.375%, 5–27–14	1,500	1,511

Consumer Finance – 0.7%
American Express Credit Corporation, 5.125%, 8–25–14	400	419
American Honda Finance Corporation, 0.648%, 5–26–16 (C)(D)	1,000	999
Capital One Financial Corporation:
2.125%, 7–15–14	500	506
1.000%, 11–6–15	1,000	986
Caterpillar Financial Services Corporation, 1.550%, 12–20–13	500	503
Ford Motor Credit Company LLC, 3.875%, 1–15–15	500	515
General Motors Financial Company, Inc., 2.750%, 5–15–16 (C)	966	950
Penske Truck Leasing Co., LP and PTL Finance Corp., 2.500%, 7–11–14 (C)	750	761
USAA Capital Corporation, 1.050%, 9–30–14 (C)	500	503

		6,142

Data Processing & Outsourced Services – 0.2%
Fidelity National Financial, Inc., 6.600%, 5–15–17	1,300	1,440

Distillers & Vintners – 0.4%
Beam Inc.:
1.875%, 5–15–17	900	898
1.750%, 6–15–18	750	734
Brown-Forman Corporation, 1.000%, 1–15–18	1,000	963
Constellation Brands, Inc., 3.750%, 5–1–21	1,222	1,144

		3,739

Distributors – 0.1%
LKQ Corporation, 4.750%, 5-15–23 (C)	607	580

Diversified Banks – 1.1%
Bank of America Corporation, 1.093%, 3–22–16 (D)	2,000	1,995
Bank of Montreal, 1.300%, 10–31–14 (C)	1,500	1,515
Bank of New York Mellon Corporation (The), 1.500%, 1–31–14	1,250	1,258
Bank of Nova Scotia (The), 1.450%, 4–25–18	2,000	1,926

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Barclays Bank plc, 2.375%, 1–13–14	$600	$605
National Australia Bank Limited, 0.900%, 1–20–16	500	496
U.S. Bancorp, 4.200%, 5–15–14	1,500	1,549
Wells Fargo & Company:
3.676%, 6–15–16 (D)	250	267
1.500%, 1–16–18	750	731

		10,342

Diversified Capital Markets – 0.1%
Deutsche Bank AG, 3.450%, 3–30–15	750	783

Diversified Chemicals – 0.3%
Airgas, Inc., 1.650%, 2–15–18	1,250	1,214
E.I. du Pont de Nemours and Company, 3.250%, 1–15–15	1,000	1,040

		2,254

Diversified Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold Inc., 2.375%, 3–15–18 (C)	400	380
Rio Tinto Finance (USA) Limited, 8.950%, 5–1–14	1,000	1,066

		1,446

Drug Retail – 0.2%
CVS Caremark Corporation, 3.250%, 5–18–15	2,000	2,081

Education Services – 0.1%
Yale University, 2.900%, 10–15–14	498	513

Environmental & Facilities Services – 0.1%
Republic Services, Inc., 5.000%, 3–1–20	500	547

Fertilizers & Agricultural Chemicals – 0.1%
Monsanto Company, 2.750%, 4–15–16	500	522

Food Distributors – 0.2%
Campbell Soup Company, 2.500%, 8–2–22	900	820
ConAgra Foods, Inc., 1.300%, 1–25–16	250	250
General Mills, Inc., 0.576%, 1–29–16 (D)	250	250

		1,320

General Merchandise Stores – 0.1%
Target Corporation, 1.125%, 7–18–14	500	503

Health Care Equipment – 0.1%
Stryker Corporation, 2.000%, 9–30–16	500	513

30	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2013

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Services – 0.2%
Quest Diagnostics Incorporated, 3.200%, 4–1–16	$2,000	$2,075

Health Care Supplies – 0.1%
DENTSPLY International Inc., 2.750%, 8–15–16	750	770
Mallinckrodt International Finance S.A., 3.500%, 4–15–18 (C)	250	247

		1,017

Home Improvement Retail – 0.0%
Home Depot, Inc. (The), 4.400%, 4–1–21	375	411

Hotels, Resorts & Cruise Lines – 0.0%
Hyatt Hotels Corporation, 3.375%, 7–15–23	250	233

Household Products – 0.1%
Church & Dwight Co., Inc., 2.875%, 10–1–22	250	236
Colgate-Palmolive Company, 1.250%, 5–1–14	250	252

		488

Hypermarkets & Super Centers – 0.1%
Wal-Mart Stores, Inc., 2.875%, 4–1–15	875	910

Independent Finance – 0.1%
Fidelity National Information Services, Inc., 2.000%, 4–15–18	500	482

Industrial – Other – 0.1%
Toll Brothers Finance Corp., 4.375%, 4–15–23	1,000	930

Industrial Conglomerates – 0.2%
General Electric Capital Corporation, 0.993%, 4–2–18 (D)	1,500	1,506

Industrial Gases – 0.3%
Praxair, Inc.:
4.375%, 3–31–14	2,500	2,568
3.000%, 9–1–21	500	493

		3,061

Industrial Machinery – 0.3%
Eaton Corporation, 0.603%, 6–16–14 (D)	750	750
Illinois Tool Works Inc., 5.150%, 4–1–14	2,500	2,584
Ingersoll-Rand Global Holding Company Limited, 2.875%, 1–15–19 (C)	350	345

		3,679

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Oil & Gas – 0.1%
Cenovus Energy Inc., 4.500%, 9–15–14	$1,000	$1,044

Internet Retail – 0.1%
Amazon.com, Inc., 0.650%, 11–27–15	750	748

Investment Banking & Brokerage – 0.1%
Goldman Sachs Group, Inc. (The), 1.600%, 11–23–15	1,000	1,002

IT Consulting & Other Services – 0.3%
International Business Machines Corporation:
1.250%, 5–12–14	2,000	2,014
0.253%, 2–4–15 (D)	1,250	1,248

		3,262

Leisure Products – 0.1%
Mattel, Inc., 2.500%, 11–1–16	500	515

Life & Health Insurance – 0.6%
Metropolitan Life Global Funding I:
2.000%, 1–10–14 (C)	1,000	1,008
5.125%, 6–10–14 (C)	1,500	1,565
2.500%, 9–29–15 (C)	1,500	1,551
Prudential Financial, Inc., 4.750%, 9–17–15	1,000	1,076

		5,200

Managed Health Care – 0.1%
WellPoint, Inc., 1.875%, 1–15–18	1,000	979

Metal & Glass Containers – 0.1%
BlueScope Steel (Finance) Limited and BlueScope Steel Finance (USA) LLC, 7.125%, 5–1–18 (C)	1,164	1,181

Movies & Entertainment – 0.3%
News American Incorporated, 3.000%, 9–15–22	2,000	1,866
Viacom Inc., 4.375%, 9–15–14	1,000	1,042

		2,908

Office Electronics – 0.1%
Xerox Corporation, 4.250%, 2–15–15	1,000	1,045

Oil & Gas Drilling – 0.2%
Transocean Inc., 2.500%, 10–15–17	1,500	1,482

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Equipment & Services – 0.1%
National Oilwell Varco, Inc., 1.350%, 12–1–17	$250	$243
Schlumberger Investment S.A. (GTD by Schlumberger Ltd.), 1.250%, 8–1–17 (C)	500	485
Schlumberger S.A. (GTD by Schlumberger Ltd.), 2.650%, 1–15–16 (C)	500	518

		1,246

Oil & Gas Exploration & Production – 0.4%
ConocoPhillips (GTD by ConocoPhillips Company),
4.750%, 2–1–14	673	689
EOG Resources, Inc., 2.500%, 2–1–16	1,000	1,035
Southwestern Energy Company, 4.100%, 3–15–22	1,350	1,344

		3,068

Other Diversified Financial Services – 1.2%
Citigroup Inc., 1.250%, 1–15–16	250	247
JPMorgan Chase & Co.:
4.650%, 6–1–14	3,000	3,107
0.726%, 4–23–15 (D)	2,000	1,995
1.100%, 10–15–15	1,500	1,491
3.450%, 3–1–16	2,000	2,086
3.150%, 7–5–16	750	779
7.900%, 4–29–49 (D)	1,000	1,130

		10,835

Packaged Foods & Meats – 0.5%
Kellogg Company, 4.450%, 5–30–16	1,000	1,084
Kraft Foods Inc., 4.125%, 2–9–16	2,000	2,138
Unilever Capital Corporation, 2.750%, 2–10–16	1,000	1,043

		4,265

Personal Products – 0.2%
Estee Lauder Companies, Inc. (The), 2.350%, 8–15–22	1,200	1,113
Kimberly-Clark Corporation, 0.394%, 5–15–16 (D)	750	751

		1,864

Property & Casualty Insurance – 0.1%
Berkshire Hathaway Inc.:
0.800%, 2–11–16	250	249
1.550%, 2–9–18	250	245

		494

Railroads – 0.2%
Burlington Northern Santa Fe, LLC, 3.050%, 3–15–22	900	876

2013	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2013

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads (Continued)
Kansas City Southern de Mexico, S.A. de C.V., 2.350%, 5–15–20 (C)	$800	$773

		1,649

Regional Banks – 0.1%
Canadian Imperial Bank of Commerce, 0.900%, 10–1–15	750	751
PNC Bank, N.A., 0.800%, 1–28–16	250	248

		999

Restaurants – 0.1%
YUM! Brands, Inc., 4.250%, 9–15–15	500	532

Retail Stores – 0.1%
Dollar General Corporation:
4.125%, 7–15–17	450	475
1.875%, 4–15–18	750	723

		1,198

Semiconductors – 0.1%
Broadcom Corporation, 2.700%, 11–1–18	750	767

Soft Drinks – 0.3%
PepsiCo, Inc.:
3.750%, 3–1–14	1,250	1,276
0.700%, 8–13–15	1,500	1,499

		2,775

Specialized Finance – 0.1%
PACCAR Financial Corp., 0.404%, 5–5–15 (D)	750	750

Specialty Chemicals – 0.1%
RPM International Inc., 3.450%, 11–15–22	750	699
Sherwin-Williams Company (The), 1.350%, 12–15–17	250	243

		942

Systems Software – 0.1%
Microsoft Corporation, 2.950%, 6–1–14	500	512

Tobacco – 0.1%
Philip Morris International Inc., 4.500%, 3–26–20	750	825

Trucking – 0.1%
Ryder System, Inc., 2.350%, 2–26–19	600	580

Wireless – 0.0%
Virgin Media Finance plc, 4.875%, 2–15–22	298	274

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service – 0.8%
America Movil, S.A.B. de C.V., 3.625%, 3–30–15	$2,500	$2,581
American Tower Corporation:
4.625%, 4–1–15	1,500	1,585
4.700%, 3–15–22	1,140	1,149
Crown Castle International Corp., 5.250%, 1–15–23	1,171	1,124

		6,439

TOTAL CORPORATE DEBT SECURITIES – 16.2%		$140,070
(Cost: $134,861)

OTHER GOVERNMENT SECURITIES
Canada – 0.0%
TransCanada PipeLines Ltd, 0.750%, 1–15–16	250	247

Israel – 0.1%
State of Israel, 4.000%, 6–30–22	1,250	1,271

Qatar – 0.3%
State of Qatar,
4.000%, 1–20–15 (C)	1,500	1,558

Supranational – 0.2%
International Bank for Reconstruction and Development, 2.375%, 5–26–15	1,650	1,713

TOTAL OTHER GOVERNMENT SECURITIES – 0.6%		$4,789
(Cost: $4,632)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.3%
National Archives Facility Trust, 8.500%, 9–1–19	2,124	2,606

Mortgage-Backed Obligations – 0.3%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.500%, 12–1–31	98	112
6.500%, 1–1–32	94	104
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.500%, 7–1–18	532	565
4.500%, 9–1–19	1,269	1,344

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
4.000%, 9–15–18	$606	$636
6.500%, 8–15–28	126	140

		2,901

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.6%		$5,507
(Cost: $4,849)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 4.6%
United States Treasury Bonds:
7.250%, 5–15–16	8,500	10,099
6.250%, 8–15–23	2,000	2,682
United States Treasury Notes:
4.250%, 11–15–14	10,000	10,549
4.250%, 8–15–15	15,000	16,219

		39,549

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 4.6%		$39,549
(Cost: $35,704)

SHORT-TERM SECURITIES
Commercial Paper – 6.6%
Exxon Mobil Corporation, 0.050%, 7–24–13 (E)	1,000	1,000
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc), 0.120%, 7–31–13 (E)	9,000	8,999
Kellogg Co., 0.180%, 7–8–13 (E)	5,000	5,000
McCormick & Co. Inc., 0.130%, 7–1–13 (E)	12,115	12,115
Nestle Finance International Ltd. (GTD by Nestle S.A.), 0.120%, 7–24–13 (E)	4,000	4,000
PACCAR Financial Corp. (GTD by PACCAR Inc.), 0.090%, 7–25–13 (E)	8,400	8,399
Roche Holdings, Inc., 0.100%, 7–19–13 (E)	5,000	5,000
Toronto-Dominion Holdings USA Inc. (GTD by Toronto Dominion Bank), 0.130%, 8–26–13 (E)	5,000	4,999
Total Capital Canada Ltd. (GTD by Total S.A.), 0.070%, 7–3–13 (E)	7,000	7,000

		56,512

32	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2013

SHORT-TERM SECURITIES Continued)	Principal	Value

Master Note – 0.5%
Toyota Motor Credit Corporation, 0.111%, 7–3–13 (F)	$4,518	$4,518

TOTAL SHORT-TERM SECURITIES – 7.1%		$61,030
(Cost: $61,030)

TOTAL INVESTMENT SECURITIES – 99.6%		$859,261
(Cost: $697,873)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		3,074

NET ASSETS – 100.0%		$862,335

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the total value of these securities amounted to $18,607 or 2.2% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.

(E)	Rate shown is the yield to maturity at June 30, 2013.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$608,316	$—	$—
Corporate Debt Securities	—	140,070	—
Other Government Securities	—	4,789	—
United States Government Agency Obligations	—	5,507	—
United States Government Obligations	—	39,549	—
Short-Term Securities	—	61,030	—
Total	$608,316	$250,945	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	33

MANAGEMENT DISCUSSION

Core Investment Fund	(UNAUDITED)

Erik R. Becker

Gustaf C. Zinn

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2013. They have each co-managed the Fund since 2006. Both men have 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Core Investment Fund (Class A shares at net asset value)	19.22%
Waddell & Reed Advisors Core Investment Fund (Class A shares including sales charges)	12.37%
Benchmark(s) and/or Lipper Category
S&P 500 Index	20.60%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	20.35%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The S&P 500 had a strong year, rising just more than 20% for the Fund’s fiscal year. This was higher than the Fund, which, despite underperforming its benchmark, ended the period with a strong double-digit return of 19.22%, before the effects of sales charges.

Financials, consumer discretionary and health care led the market in that order. Utilities, technology and materials were the worst-performing sectors. Multiple factors led to sector performance. For one, companies levered to a stronger U.S. economy, and with the least foreign exposure, performed well in a global economy characterized by highly divergent growth trajectories. While not terribly inspiring, the 1.5 to 2% real growth experienced in the U.S. looks far superior to no-growth Europe and what appears to be deceleration among many emerging market economies. Consumer spending, which accounts for approximately two-thirds of the U.S. economy, has been an area of strength led by increased housing and auto demand. Conversely, the sectors most exposed to the shrinking public sector in the U.S. and Europe and slowing foreign growth fared worst. Technology, with large foreign sales concentration and exposure to government spending, fared particularly poorly given the importance of the sector to S&P 500 returns.

Another major factor affecting sector performance was a substantial rise in market interest rates, driven by the realization that the U.S. Federal Reserve (Fed) may begin tapering its bond purchases sometime in the second half 2013. While Fed language had supported such a move, the market believed less accommodation would only come with stronger economic growth than the 1.5 to 2% growth in the first two quarters of 2013. The surprise language from the Fed sent 10-year Treasury yields surging from approximately 1.65% a year ago to 2.49% by the end of June. The rise in yields drove underperformance from the traditional dividend-paying sectors like utilities, telecommunication services and consumer staples. Conversely, the rise in yields benefitted financials, given that sector’s positive earnings leverage to higher interest rates.

Sources of strength and weakness

Over the past fiscal year, the Fund performed slightly underperformed with the benchmark. Relative sector positioning (overweighing strong sectors and underweighting weak ones) aided performance over the period while stock selection was negative. Large weightings in stocks such as CBS Corp., JPMorgan Chase & Co. and Union Pacific Corporation were offset by negative performance from large weights in Apple Inc., Philip Morris International Inc. and Cummins Inc.

Our focus on buying companies that we believe have a multi-year outlook for earnings power significantly above current market expectations and stable-to-improving competitive position has not changed. During fourth quarter 2012 and first quarter 2013 we modestly increased the cyclical exposures within the portfolio while reducing some of the more stable areas that had performed well and where valuations appeared high. We continued along these lines in the second quarter with an increase in the Fund’s technology weighting and a reduction in the combined consumer staples/consumer discretionary weighting. Examples include purchases of Cisco Systems Inc. and Teradata Corporation and sales of Discovery Holding Company, Covidien plc and Under Armour, Inc. We believe in the current environment of volatile sector rotation, our strategy of finding strong earnings stories that play out over a two to three-year time horizon is the best way to drive sustainable outperformance for shareholders.

Outlook

Our outlook for the U.S. equity market remains relatively constructive albeit with a new risk of less Fed accommodation. At under 2%, U.S. real gross domestic product (GDP) growth continues at a subdued pace at the moment. However, economic forecasters, including our own, believe that second-half growth could accelerate without the 1.5 to 2 points of first-half headwind attributed to higher U.S. tax rates and the effects of the sequester on government spending.

34	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Core Investment Fund	(UNAUDITED)

Consumer spending should continue to grow, aided by wealth effects from higher equity prices and home prices, as well as sustained job growth that forecasters believe could approach 300,000 new jobs per month by the end of the year versus the 150,000-200,000 pace of recent months. Generally speaking, inflation remains very low, providing a positive backdrop for continued consumer spending and reducing the threat of a growth-killing uptick in bond yields. Commodity prices have also eased inflation fears, with commodities other than oil, finishing one of the worst quarters in recent memory due to the emerging market growth concerns discussed above.

The U.S. continues to be a pillar of strength in the global economy, but concerns abound elsewhere. Over the past three months, we and the market have received more confirmation that China’s new leaders are more willing than the past administration to take on large structural imbalances. These imbalances, include but are not limited, to runaway lending, over-dependence on fixed investment, corruption and pollution. Correcting these imbalances may entail accepting a lower near-term growth rate. Despite the market’s desire to shoot first and ask questions later, China’s willingness to engage in structural reform may have positive implications for certain companies or industries that can, as an example, help China address its pollution problem.

Beyond China, Europe continues to show signs of stabilization but not growth. The European Central Bank has clearly moved more into the monetary easing camp with a recent short-term interest rate cut and talk of another. Japan continues to conduct an extraordinary quantitative easing campaign that at least for the moment appears to be stimulating spending and growth. Ultimately, the aggressive actions by central banks around the world, if successful, could lead to inflationary pressures and produce a negative outcome for the equity market. Given the current strength of the global economy and current inflation readings, however, we believe this risk is far off in the distance.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Waddell & Reed Advisors Core Investment Fund.

2013	ANNUAL REPORT	35

PORTFOLIO HIGHLIGHTS

Core Investment Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	96.8%
Consumer Discretionary	20.3%
Information Technology	16.7%
Industrials	15.4%
Financials	12.1%
Consumer Staples	10.4%
Health Care	9.2%
Energy	6.2%
Materials	5.7%
Telecommunication Services	0.8%
Cash and Cash Equivalents	3.2%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	621/938	67
3 Year	72/853	9
5 Year	157/770	21
10 Year	43/498	9

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
American International Group, Inc.	Financials
Anheuser-Busch InBev S.A., ADR	Consumer Staples
Union Pacific Corporation	Industrials
Harley-Davidson, Inc.	Consumer Discretionary
Pentair, Inc.	Industrials
Canadian Pacific Railway Limited	Industrials
News Corporation Limited, Class B	Consumer Discretionary
CBS Corporation, Class B	Consumer Discretionary
Dow Chemical Company (The)	Materials
Pall Corporation	Industrials

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

36	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Core Investment Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	12.37%	13.90%	18.15%	19.67%
5-year period ended 6-30-13	5.81%	5.62%	6.03%	7.42%
10-year period ended 6-30-13	8.03%	7.41%	7.55%	9.01%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS

Core Investment Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Apparel, Accessories & Luxury Goods – 2.1%
Polo Ralph Lauren Corporation	411	$71,459

Biotechnology – 2.2%
Alexion Pharmaceuticals, Inc. (A)	480	44,294
Biogen Idec Inc. (A)	156	33,485

		77,779

Brewers – 3.2%
Anheuser-Busch InBev S.A., ADR	1,214	109,556

Broadcasting – 2.7%
CBS Corporation, Class B	1,925	94,091

Cable & Satellite – 3.5%
Charter Communications, Inc., Class A (A)	392	48,500
Time Warner Cable Inc.	688	77,352

		125,852

Communications Equipment – 2.7%
Cisco Systems, Inc.	3,789	92,120

Computer Hardware – 1.6%
Apple Inc.	143	56,600

Construction & Farm Machinery & Heavy Trucks – 2.2%
Cummins Inc.	700	75,889

Consumer Finance – 2.6%
Capital One Financial Corporation	1,451	91,125

Data Processing & Outsourced Services – 2.5%
MasterCard Incorporated, Class A	154	88,358

Diversified Chemicals – 2.8%
Dow Chemical Company (The)	2,911	93,633

Fertilizers & Agricultural Chemicals – 1.9%
Monsanto Company	670	66,147

Home Improvement Retail – 2.1%
Home Depot, Inc. (The)	927	71,791

Hypermarkets & Super Centers – 1.8%
Costco Wholesale Corporation	575	63,578

Industrial Machinery – 5.6%
Pall Corporation	1,394	92,577
Pentair, Inc.	1,784	102,902

		195,479

Integrated Oil & Gas – 1.2%
Occidental Petroleum Corporation	474	42,295

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services – 1.0%
Facebook, Inc., Class A (A)	1,344	$33,409

Investment Banking & Brokerage – 1.3%
Charles Schwab Corporation (The)	2,043	43,379

IT Consulting & Other Services – 2.3%
Teradata Corporation (A)	1,556	78,168

Managed Health Care – 1.0%
UnitedHealth Group Incorporated	541	35,398

Motorcycle Manufacturers – 3.0%
Harley-Davidson, Inc.	1,883	103,222

Movies & Entertainment – 2.7%
News Corporation Limited, Class B	2,872	94,259

Multi-Line Insurance – 3.5%
American International Group, Inc. (A)	2,723	121,700

Oil & Gas Equipment & Services – 1.5%
National Oilwell Varco, Inc.	755	52,006

Oil & Gas Exploration & Production – 2.1%
Noble Energy, Inc.	1,179	70,775

Oil & Gas Refining & Marketing – 1.4%
Phillips 66	832	48,991

Other Diversified Financial Services – 4.7%
Citigroup Inc.	1,644	78,872
JPMorgan Chase & Co.	1,608	84,876

		163,748

Packaged Foods & Meats – 1.7%
Mead Johnson Nutrition Company	743	58,876

Personal Products – 1.2%
Estee Lauder Companies, Inc. (The), Class A	637	41,884

Pharmaceuticals – 6.0%
Bristol-Myers Squibb Company	1,461	65,301
Pfizer Inc.	2,973	83,286
Shire Pharmaceuticals Group plc, ADR	599	56,980

		205,567

Railroads – 7.6%
Canadian Pacific Railway Limited	804	97,602
Kansas City Southern	576	61,001
Union Pacific Corporation	669	103,259

		261,862

COMMON STOCKS (Continued)	Shares	Value
Restaurants – 4.2%
Chipotle Mexican Grill, Inc., Class A (A)	164	$59,754
Panera Bread Company, Class A (A)	238	44,310
YUM! Brands, Inc.	635	43,996

		148,060

Semiconductor Equipment – 2.3%
Applied Materials, Inc.	5,318	79,285

Semiconductors – 4.3%
Altera Corporation	1,085	35,797
Analog Devices, Inc.	945	42,568
Texas Instruments Incorporated	2,099	73,176

		151,541

Specialty Chemicals – 1.0%
LyondellBasell Industries N.V., Class A	547	36,271

Tobacco – 2.5%
Philip Morris International Inc.	1,003	86,859

Wireless Telecommunication Service – 0.8%
SBA Communications Corporation (A)	361	26,722

TOTAL COMMON STOCKS – 96.8%		$3,357,734
(Cost: $2,531,656)

SHORT-TERM SECURITIES	Principal
Certificate Of Deposit – 0.1%
Citibank, N.A., 0.210%, 8–26–13	$5,000	5,001

Commercial Paper – 2.6%
Abbott Laboratories,
0.100%, 8–22–13 (B)	10,000	9,999
American Honda Finance Corp. (GTD by Honda Motor Co.),
0.120%, 8–22–13 (B)	9,000	8,998
Danaher Corporation,
0.110%, 7–24–13 (B)	15,000	14,998
Illinois Tool Works Inc.:
0.100%, 7–5–13 (B)	5,000	5,000
0.080%, 7–10–13 (B)	8,000	8,000
John Deere Canada ULC (GTD by Deere & Company),
0.090%, 7–11–13 (B)	5,000	5,000

38	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Core Investment Fund (in thousands)	JUNE 30, 2013

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
McCormick & Co. Inc.,
0.130%, 7–1–13 (B)	$4,102	$4,102
Novartis Finance Corp. (GTD by Novartis AG),
0.070%, 7–1–13 (B)	12,000	12,000
Straight-A Funding, LLC (GTD by Federal Financing Bank),
0.080%, 7–3–13 (B)	10,000	10,000
Total Capital Canada Ltd. (GTD by Total S.A.),
0.090%, 7–10–13 (B)	10,000	10,000

		88,097

TOTAL SHORT-TERM SECURITIES – 2.7%		$93,098
(Cost: $93,097)

TOTAL INVESTMENT SECURITIES – 99.5%		$3,450,832
(Cost: $2,624,753)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		17,827

NET ASSETS – 100.0%		$3,468,659

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2013.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$708,734	$—	$—
Consumer Staples	360,753	—	—
Energy	214,067	—	—
Financials	419,952	—	—
Health Care	318,744	—	—
Industrials	533,230	—	—
Information Technology	579,481	—	—
Materials	196,051	—	—
Telecommunication Services	26,722	—	—
Total Common Stocks	$3,357,734	$—	$—
Short-Term Securities	—	93,098	—
Total	$3,357,734	$93,098	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	39

MANAGEMENT DISCUSSION

Dividend Opportunities Fund	(UNAUDITED)

David P. Ginther

Cynthia P. Prince-Fox, who has 30 years of industry experience, became portfolio manager of Waddell & Reed Advisors Dividend Opportunities Fund on July 2, 2013. Prior to that date, the Fund had been managed by David P. Ginther, CFA, since its inception in 2003. Below, Mr. Ginther discusses positioning, performance and results for the fiscal year ended June 30, 2013.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Dividend Opportunities Fund (Class A shares at net asset value)	17.11%
Waddell & Reed Advisors Dividend Opportunities Fund (Class A shares including sales charges)	10.38%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	21.24%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	19.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Macro events drive volatility

The fiscal year ending June 30, 2013, was a difficult one across global markets. Many macro events drove volatility and uncertainty during the year, including the U.S. presidential election and uncertainty regarding President Obama’s plans for dividend taxes, the looming fiscal cliff, a slowing global economy, volatility in commodity prices and concern that global demand is weakening. Europe also slipped back into recession, China’s growth slowed and Japan’s economy contracted sharply. The Fund was not immune to this volatility, particularly around mid-2012 as the macro environment worsened. All of this occurred in conjunction with rising worldwide oil production, especially in the U.S., and falling oil prices. In addition to these issues, investors who were putting money in high-yielding names began to pull back on worries about taxes and the fiscal cliff. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are key drivers of longer-term equity performance, and equity prices that remain reasonably valued.

Sources of strength and weakness

Despite a healthy double-digit return (before the effects of sales charges), the Fund underperformed its benchmark during the period.

The greatest detractors to relative performance were the Fund’s stock selection in consumer discretionary, consumer staples and materials. In each of the sectors, the Fund’s stock selection was unable to keep pace with the benchmark. In the consumer discretionary sector, defensive, higher-yielding stocks, such as those related to tobacco, was an area of weakness for the Fund. The Altria Group, Inc., parent company of three tobacco companies in the U.S., including Philip Morris USA, was a notable detractor.

Other underperforming stocks included Coca-Cola Company (The), Apple Inc. and Freeport-McMoRan Copper & Gold Inc. In recent months, the following situations have impacted these holdings. Coca-Cola has faced challenging operating conditions and experienced weaker-than-expected earnings. Apple has struggled with slowing growth and its costs appear to be rising faster than its sales. Freeport-McMoRan made a stepped back into the oil and gas business by purchasing McMoRan Exploration Company and Plains Exploration and Production Company that was not well received by the markets. All three companies are no longer holdings of the Fund.

The Fund’s significant underweight and selective stock picks in information technology added positively to relative performance. One of the stronger performing stocks was Visa Inc. Visa, a non-traditional technology company, operates a global retail electronic payments network. With 85% of all global transactions still done in cash, we believe there is a large opportunity for Visa to continue to grow its business as populations move from cash to plastic economies. It has been successful in growing revenue outside the U.S., particularly in less-developed nations that are rapidly assimilating technology.

Another area of relative strength came from the Fund’s investment in industrials, specifically railroad companies such as Union Pacific Corp. and Kansas City Southern Railway, which are benefitting from the crude-by-rail business model that has evolved as a dynamic business opportunity. Boeing Co. was also a strong contributor during the last few months of the fiscal year when it saw an uptick in manufacturing upon resolution of issues with its 787 Dreamliner jet.

In a strong double-digit market environment, the Fund’s cash weighting was a drag on performance.

Outlook

We are cautiously optimistic about the months ahead. The U.S. economy has begun to show momentum, with positive indicators in consumer confidence, employment, housing and several other areas during the past year. Inflation in most emerging markets seems to have reached a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. Despite a double-dip scare early in the year, a recession did not return to the U.S. in 2012. The cyclical housing and auto production sectors have yet to return to former highs, providing further assurance that recession is not an immediate threat.

40	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Dividend Opportunities Fund	(UNAUDITED)

U.S. corporate balance sheets are healthy and many companies are sitting on a lot of cash, thanks to actions taken by companies to reduce costs and raise cash following the 2008 credit crisis. We anticipate that the U.S. economy could grow faster than last year, provided we do not experience a major global crisis of some type, or unforeseen events. Granted, trouble abroad could upset the U.S. economy for the year, and we remain watchful and concerned about the U.S. tensions with Iran. Other challenges remain; slow job creation in the U.S. continues to be a rock in our nation’s path to full economic recovery. On a brighter note, however, we are cautiously optimistic that European policymakers are finding ways to manage and contain the debt crisis, although we believe this problem will take some time to correct.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Waddell & Reed Advisors Dividend Opportunities Fund.

2013	ANNUAL REPORT	41

PORTFOLIO HIGHLIGHTS

Dividend Opportunities Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	96.5%
Financials	17.3%
Industrials	17.2%
Energy	14.3%
Health Care	12.4%
Consumer Discretionary	10.8%
Consumer Staples	9.7%
Information Technology	7.9%
Materials	5.9%
Utilities	1.0%
Cash and Cash Equivalents	3.5%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	259/348	75
3 Year	222/267	83
5 Year	231/239	97

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
JPMorgan Chase & Co.	Financials
Microchip Technology Incorporated	Information Technology
Union Pacific Corporation	Industrials
Schlumberger Limited	Energy
Goldman Sachs Group, Inc. (The)	Financials
Anheuser-Busch InBev S.A., ADR	Consumer Staples
Visa Inc., Class A	Information Technology
Philip Morris International Inc.	Consumer Staples
Pfizer Inc.	Health Care
Home Depot, Inc. (The)	Consumer Discretionary

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

42	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Dividend Opportunities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	10.38%	11.81%	16.17%	17.63%
5-year period ended 6-30-13	1.28%	1.19%	1.58%	2.92%
10-year period ended 6-30-13	6.36%	5.92%	6.05%	7.39%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS

Dividend Opportunities Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 4.8%
Boeing Company (The)	186	$19,084
Honeywell International Inc.	181	14,357

		33,441

Asset Management & Custody Banks – 1.8%
Northern Trust Corporation	94	5,425
T. Rowe Price Group, Inc.	97	7,081

		12,506

Brewers – 3.2%
Anheuser-Busch InBev S.A., ADR	251	22,691

Broadcasting – 0.5%
CBS Corporation, Class B	78	3,795

Casinos & Gaming – 4.6%
Las Vegas Sands, Inc.	239	12,640
Wynn Resorts, Limited	148	18,968

		31,608

Construction & Farm Machinery & Heavy Trucks – 1.4%
Caterpillar Inc.	41	3,403
Deere & Company	82	6,687

		10,090

Consumer Finance – 2.3%
Capital One Financial Corporation	256	16,092

Data Processing & Outsourced Services – 4.1%
Paychex, Inc.	200	7,300
Visa Inc., Class A	118	21,538

		28,838

Distillers & Vintners – 2.1%
Diageo plc, ADR	126	14,507

Diversified Banks – 2.3%
Wells Fargo & Company	400	16,491

Diversified Chemicals – 1.0%
Dow Chemical Company (The)	225	7,235

Diversified Metals & Mining – 0.9%
Rio Tinto plc, ADR	148	6,090

Fertilizers & Agricultural Chemicals – 4.0%
Monsanto Company	187	18,466
Mosaic Company (The)	185	9,960

		28,426

General Merchandise Stores – 0.9%
Target Corporation	88	6,060

Home Improvement Retail – 2.7%
Home Depot, Inc. (The)	249	19,302

Homebuilding – 1.0%
D.R. Horton, Inc.	328	6,984

COMMON STOCKS (Continued)	Shares	Value
Household Products – 0.5%
Colgate-Palmolive Company	63	$3,615

Industrial Conglomerates – 2.6%
General Electric Company	775	17,963

Industrial Machinery – 2.8%
Eaton Corporation	126	8,315
Pentair, Inc.	201	11,616

		19,931

Integrated Oil & Gas – 2.0%
Exxon Mobil Corporation	76	6,830
Occidental Petroleum Corporation	78	6,987

		13,817

Investment Banking & Brokerage – 3.3%
Goldman Sachs Group, Inc. (The)	152	22,967

Multi-Utilities – 1.0%
PG&E Corporation	161	7,365

Oil & Gas Drilling – 2.0%
Seadrill Limited	338	13,754

Oil & Gas Equipment & Services – 6.9%
Halliburton Company	255	10,643
National Oilwell Varco, Inc.	208	14,342
Schlumberger Limited	338	24,250

		49,235

Oil & Gas Storage & Transportation – 3.4%
Energy Transfer Equity, L.P.	123	7,367
MarkWest Energy Partners, L.P.	186	12,440
Plains All American Pipeline, L.P.	69	3,826

		23,633

Other Diversified Financial Services – 4.7%
JPMorgan Chase & Co.	640	33,805

Pharmaceuticals – 12.4%
Bristol-Myers Squibb Company	414	18,522
Eli Lilly and Company	142	6,987
GlaxoSmithKline plc, ADR	226	11,308
Johnson & Johnson	194	16,644
Merck & Co., Inc.	304	14,128
Pfizer Inc.	693	19,421

		87,010

Property & Casualty Insurance – 2.1%
ACE Limited	163	14,541

Railroads – 5.6%
Kansas City Southern	131	13,828
Union Pacific Corporation	165	25,487

		39,315

COMMON STOCKS (Continued)	Shares	Value
Regional Banks – 0.8%
SunTrust Banks, Inc.	175	$5,509

Restaurants – 1.1%
Starbucks Corporation	123	8,065

Semiconductors – 3.8%
Microchip Technology Incorporated	716	26,680

Tobacco – 3.9%
Altria Group, Inc.	210	7,348
Philip Morris International Inc.	235	20,347

		27,695

TOTAL COMMON STOCKS – 96.5%		$679,056
(Cost: $467,892)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 3.3%
Praxair, Inc., 0.070%, 7–9–13 (A)	$10,000	10,000
Prudential Funding LLC (GTD by Prudential Financial Inc.), 0.070%, 7–1–13 (A)	4,096	4,096
Straight-A Funding, LLC (GTD by Federal Financing Bank), 0.080%, 7–3–13 (A)	4,000	4,000
Target Corporation, 0.070%, 7–2–13 (A)	5,000	5,000

		23,096

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.111%, 7–3–13 (B)	1,266	1,266

TOTAL SHORT-TERM SECURITIES – 3.5%		$24,362
(Cost: $24,362)

TOTAL INVESTMENT SECURITIES – 100.0%		$703,418
(Cost: $492,254)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		102

NET ASSETS – 100.0%		$703,520

44	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Dividend Opportunities Fund (in thousands)	JUNE 30, 2013

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at June 30, 2013.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$679,056	$—	$—
Short-Term Securities	—	24,362	—
Total	$679,056	$24,362	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	45

MANAGEMENT DISCUSSION

Energy Fund	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. He has managed the Fund since its inception and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Energy Fund (Class A shares at net asset value)	22.48%
Energy Fund (Class A shares including sales charges)	15.44%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	17.94%
(generally reflects the performance of stocks that represent the energy market
Lipper Natural Resources Funds Universe Average	20.02%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Positive signs in global economy

The fiscal year ending June 30, 2013, was a difficult one across global markets, but the energy sector enjoyed strong returns driven mostly by rising oil prices. Macroeconomic events drove volatility and uncertainty during the year. Key examples include the U.S. presidential election, re-election of President Barack Obama and uncertainty about his plans for energy; the “fiscal cliff” of spending cuts and tax increases; a slowing global economy; volatility in commodity prices; and concern about weakening global demand. Europe also slipped into recession, China’s growth slowed from prior high levels — although it remained among the fastest growing countries – and Japan’s economy contracted sharply before Prime Minister Shinzo Abe introduced an economic stimulus program early in 2013. Worldwide oil production increased against this backdrop of macro issues, especially in the U.S. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are key drivers of longer-term equity performance, and equity prices that remain reasonably valued.

Production, services come into focus

For the fiscal year ended June 30, 2013, the Fund benefited from a rising energy market and posted strong positive returns. The Fund outperformed (before the effect of sales charges) its benchmark and peer group for the period. Strong performance from oil and gas exploration and production companies, as well as oil and gas equipment and services companies, contributed to returns. Modest positions in the industrials sector contributed to performance while holdings in the materials sector detracted from returns for the period.

The top contributor to performance for the period was Cabot Oil & Gas Corp. Headquartered in Houston, TX, Cabot is a leading independent producer with its entire resource base located in the continental U.S. The firm enjoyed a significant rate of return for gas produced at its Marcellus assets in northeastern Pennsylvania. It was also successful in reducing debt, even with a robust investment program that created significant growth. The Fund benefited from some of its smaller exploration and production positions with more exposure to the domestic shale plays as well as some oil equipment and service companies. Two of the exploration and production companies, Continental Resources Inc. and EOG Resources Inc., were key contributors for the period. In the equipment and services sector, Cameron International Corporation, a company with significant deep-water expertise, and Halliburton Company supported performance.

The greatest detractors to the Fund’s performance for the period included Peabody Energy Corporation, which is focused on coal production; CNOOC Limited, an exploration and production company in China; and Clean Energy Fuels Corp., which provides natural gas as a fuel for fleet vehicles.

Outlook for improving growth

We are cautiously optimistic about the months ahead. The U.S economy has begun to show momentum, with positive indicators in consumer confidence, employment, housing and several other areas during the past year. The cyclical housing and auto production sectors have continued to show steady, if slow, growth. Rising worldwide oil and gas production, including the ongoing expansion of U.S. shale oil, has provided a backdrop to global economic events and their impact on energy prices. Increased energy production also is helping a wide range of supporting industries. We think inflation in most emerging markets has reached a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. We continue to closely watch several ongoing factors in the global economy, including the improving growth rate in the U.S., the ongoing recession across Europe, a slower but still impressive growth rate in China and the introduction of new economic stimulus in Japan.

U.S. corporate balance sheets are healthy and many companies continue to hold large cash positions, thanks to actions to reduce costs and raise cash following the 2008 credit crisis. Based on supply/demand factors and a comparison of current inventories compared with a year ago, we think natural gas prices are likely to remain steady in the near term. We think offshore/deep-water production is likely to remain a major factor in world energy production in the future, which may provide investment opportunities related to a wide range of exploration, drilling, production, services and other companies. We also think U.S. oil and gas production is likely to continue to increase, especially with the growing movement to shale. Increased production over time can prompt further expansion in equipment and services providers in particular and contribute to growth in the domestic economy

46	ANNUAL REPORT	2013

In the 2012 Oil Market Report from the International Energy Agency (IEA), OPEC indicated that world demand for 2012 increased to 0.8 million barrels per day (mb/d). Demand in 2013 was forecast to grow about 1% to 90.8 mb/d. The IEA’s November 2012 World Energy Outlook forecast that the U.S. will become self-sustaining in energy by 2035, with the U.S. and the rest of North America becoming a net explorer that could drastically change the direction of international oil trade, with most Middle Eastern oil exports going to Asia. The IEA also anticipated that fossil fuels will remain dominant in the global energy mix, which certainly bodes well for U.S. upstream energy companies.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments.

Investing in companies involved in one specific sector may be riskier and more volatile than investing with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Waddell &Reed Advisors Energy Fund.

2013	ANNUAL REPORT	47

PORTFOLIO HIGHLIGHTS

Energy Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	96.8%
Energy	93.1%
Industrials	2.5%
Materials	1.2%
Cash and Cash Equivalents	3.2%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	37/113	33
3 Year	45/75	60
5 Year	24/63	38

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	87.0%
United States	83.1%
Canada	3.9%
Europe	7.6%
Netherlands	4.0%
Other Europe	3.6%
Pacific Basin	2.2%
Cash and Cash Equivalents	3.2%

Top 10 Equity Holdings

Company	Sector	Industry
Continental Resources, Inc.	Energy	Oil & Gas Exploration & Production
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Core Laboratories N.V.	Energy	Oil & Gas Equipment & Services
Anadarko Petroleum Corporation	Energy	Oil & Gas Exploration & Production
Cameron International Corporation	Energy	Oil & Gas Equipment & Services
Cabot Oil & Gas Corporation	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
EOG Resources, Inc.	Energy	Oil & Gas Exploration & Production
Halliburton Company	Energy	Oil & Gas Equipment & Services

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

48	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Energy Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	15.44%	16.82%	21.44%	23.16%
5-year period ended 6-30-13	-5.60%	-5.76%	-5.23%	-3.90%
10-year period ended 6-30-13	—	—	—	—
Since inception of Class(3) through 6-30-13	3.96%	3.64%	3.99%	5.39%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	3-1-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS

Energy Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Coal & Consumable Fuels – 1.5%
Cameco Corporation	97	$1,995
Peabody Energy Corporation	86	1,256

		3,251

Construction & Engineering – 2.5%
Fluor Corporation	93	5,501

Diversified Metals & Mining – 1.2%
BHP Billiton Limited, ADR	45	2,621

Integrated Oil & Gas – 6.8%
Chevron Corporation	9	1,077
Exxon Mobil Corporation	46	4,115
Occidental Petroleum Corporation	79	7,058
Suncor Energy Inc.	82	2,430

		14,680

Oil & Gas Drilling – 4.9%
Ensco plc	36	2,101
Helmerich & Payne, Inc.	68	4,231
Seadrill Limited	54	2,200
Transocean Inc.	42	2,004

		10,536

Oil & Gas Equipment & Services – 32.4%
Basic Energy Services, Inc. (A)	184	2,223
Cameron International Corporation (A)	133	8,159
Core Laboratories N.V.	57	8,660
Dresser-Rand Group Inc. (A)	71	4,265
Dril-Quip, Inc. (A)	56	5,047
FMC Technologies, Inc. (A)	83	4,646
Forum Energy Technologies, Inc. (A)	159	4,846
Halliburton Company	159	6,652
National Oilwell Varco, Inc.	142	9,764
Schlumberger Limited	122	8,710
Superior Energy Services, Inc. (A)	135	3,495
Weatherford International Ltd. (A)	255	3,491

		69,958

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production – 33.3%
Anadarko Petroleum Corporation	98	$8,421
Bonanza Creek Energy, Inc. (A)	85	3,019
Cabot Oil & Gas Corporation	115	8,132
Canadian Natural Resources Limited	45	1,277
CNOOC Limited, ADR	13	2,177
Cobalt International Energy, Inc. (A)	103	2,726
Concho Resources Inc. (A)	22	1,813
Continental Resources, Inc. (A)	114	9,841
EOG Resources, Inc.	51	6,683
Gulfport Energy Corporation (A)	76	3,599
Laredo Petroleum Holdings, Inc. (A)	48	988
Marathon Oil Corporation	95	3,282
Noble Energy, Inc.	100	5,974
Oasis Petroleum LLC (A)	68	2,635
Petroleum Development Corporation (A)	42	2,183
Pioneer Natural Resources Company	22	3,228
Southwestern Energy Company (A)	167	6,117

		72,095

Oil & Gas Refining & Marketing – 2.8%
Clean Energy Fuels Corp. (A)	106	1,394
Marathon Petroleum Corporation	13	945
Marathon Petroleum Corporation, LP	80	2,961
Valero Energy Corporation	24	845

		6,145

Oil & Gas Storage & Transportation – 11.4%
El Paso Pipeline Partners, L.P.	95	4,164
Enbridge Inc.	69	2,890
Energy Transfer Equity, L.P.	21	1,259
Kinder Morgan Management, LLC (A)	26	2,193

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Storage & Transportation (Continued)
Kinder Morgan, Inc.	57	$2,165
MarkWest Energy Partners, L.P.	54	3,620
Regency Energy Partners LP	88	2,375
Targa Resources Corp.	46	2,953
Williams Companies, Inc. (The)	92	2,973

		24,592

TOTAL COMMON STOCKS – 96.8%		$209,379
(Cost: $135,068)

SHORT-TERM SECURITIES	Principal
Master Note – 2.3%
Toyota Motor Credit Corporation,
0.111%, 7–3–13 (B)	$5,073	5,073

United States Government Agency Obligations – 1.0%
Overseas Private Investment Corporation (GTD by United States Government),
0.150%, 7–7–13 (B)	1,949	1,966

TOTAL SHORT-TERM SECURITIES – 3.3%		$7,039
(Cost: $7,022)

TOTAL INVESTMENT SECURITIES – 100.1%		$216,418
(Cost: $142,090)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(204)

NET ASSETS – 100.0%		$216,214

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$209,379	$—	$—
Short-Term Securities	—	7,039	—
Total	$209,379	$7,039	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

50	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Energy Fund (in thousands)	JUNE 30, 2013

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Country Diversification

(as a % of net assets)
United States	83.1%
Netherlands	4.0%
Canada	3.9%
Switzerland	1.6%
Australia	1.2%

Country Diversification (Continued)

Hong Kong	1.0%
United Kingdom	1.0%
Norway	1.0%
Other+	3.2%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	51

MANAGEMENT DISCUSSION

International Growth Fund	(UNAUDITED)

Chace Brundige

Below, Chace Brundige, CFA, portfolio manager of Waddell & Reed Advisors International Growth Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. Mr. Brundige has managed the Portfolio since January 2009 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors International Growth Fund (Class A shares at net asset value)	14.04%
Waddell & Reed Advisors International Growth Fund (Class A shares including sales load)	7.48%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	18.67%
(generally reflects the performance of international growth stocks)
Lipper International Large-Cap Growth Funds Universe Average	15.16%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Economic uncertainty, policy concerns dominate markets

Equity and fixed-income markets were volatile in the fiscal year ended June 30, 2013. Early in the fiscal year, markets enjoyed economic gains as a continued series of government policy actions were implemented in an effort to provide stability to the marketplace. The rally was supported by what markets considered a positive outcome to elections in Greece, as well as actions by the European Central Bank (ECB) to directly recapitalize banks in Spain and buy down sovereign debt yields. Then in July, Mario Draghi, head of the ECB, said the bank would do “whatever it takes” to defend the eurozone, easing fears of rising bond yields and even a potential fracturing of the European Union — the rally was firmly on. Fulfilling Draghi’s promise, in September the ECB announced unlimited buying of bonds with maturities up to three years. In the U.S., the Federal Reserve (Fed) implemented “Quantitative Easing 3” to buy $40 billion per month of mortgage-backed bonds through at least mid-2015. Finally, the Bank of Japan (BOJ) increased its asset purchase commitment, although markets were underwhelmed (for the time being). Later in the period, new Japanese Prime Minister Shinzo Abe appointed Haruhiko Kuroda, a well-publicized monetary dove, to head the BOJ. Mr. Kuroda’s promises of increased asset purchases helped buoy the Japanese market and weaken the yen up through the end of the period. BOJ’s strong endorsement of the global printing press helped markets shrug off problematic Italian elections, continued Chinese property tightening, and further roadblocks in India with the fragmenting of its governing coalition.

The second quarter of 2013 proved to be notable as volatility in the markets spiked due to concerns regarding U.S. Fed monetary policy. A sell-off in stocks and bonds rolled across the globe in June after Fed Chairman Ben Bernanke remarked the central bank may begin to reduce purchases under its monthly bond purchase program before year end. Particularly hard hit were emerging-market securities.

Subpar performance driven by problematic second half

As noted above, the Fund underperformed its benchmark for the fiscal period, largely due to poor stock selection. The year was divided into three distinct performance periods. Through mid-October, the Fund performed well, up approximately 1.5% versus the MSCI EAFE Growth Index. During that time, the majority of holdings that had enjoyed success from the prior period continued to post gains. Companies with a defensible revenue growth tilt and dependable margins tended to outperform. More cyclical, less predictable companies lagged. We saw strong performance from companies like Fresenius SE & Co. KGaA, Telstra Corporation Limited, Diageo PLC, Bayer AG and Apple Inc. (The Fund no longer holds Apple Inc.)

Following mid-October and beginning in mid-November, we began to lose ground. Dramatic policy actions taken in Europe, the U.S., and eventually Japan led to a shift in the types of stocks that outperformed. Several of the Fund’s early winners became losers during the second half of the fiscal year, particularly Apple Inc. Despite trimming our position in Apple Inc. before the sharp negative turn, we held too much for too long, causing the holding to detract from performance for the year, despite a good start. Information technology holdings were a significant drag to relative performance for the fiscal year. In addition, we sold Barclays PLC near its low for the year, which detracted from performance. Also, we saw Saipem SpA, a leading oil services company, decline more than 30% in a single day as it reported damage from low-margin contracts signed in prior periods. (The Fund no longer holds Saipem SpA.) Despite this setback, stock selection within the energy sector was a top relative contributor to performance for the period. Compounding these investment decisions was our relative underweight in Japan, which detracted from performance during the second half of the fiscal year. While we had increased our Japanese equity weighting, and had properly hedged part of our yen exposure, we did not do enough of either. Japanese stocks surged on the dramatic shift in policy and benefited greatly from the weakening yen. The Fund was not positioned to fully take advantage of Japan’s market rally.

On a positive note, talk of the Fed tapering its current monetary policy benefited performance in the latter part of the fiscal year, thanks in part to a strengthening dollar given the Fund’s currency hedges.

52	ANNUAL REPORT	2013

Looking ahead

Early in the second quarter of 2013, the BOJ announced it will buy Japanese government bonds aggressively in an effort to double the country’s monetary base in two years. The depreciating yen weakened further, the strong stock market strengthened, and investors worldwide (including the Fund) were found owning less of Japan than they wanted. In the short and medium term, it is easy to imagine this pattern persisting. An increase in the supply of Japanese yen should help assets denominated in yen rise in value. However, at some point, we think a 0.6% yield on a 10-year bond issued by a government with a 215% debt-to-GDP ratio — aggressively trying to weaken its currency and stoke inflation — will become unsustainable or at least tenuous.

Assuming the (latest) Japanese experiment continues successfully, that market should remain strong in yen terms. Anecdotally, the low yields and promise of a weakening currency are currently leading flows into higher-yielding markets. We believe this likely includes a variety of emerging and also somewhat troubled bond markets – likely Brazil and Indonesia, but also possibly Spain and Portugal. The distortion of rates, especially in the U.S. and Japan, has led to a global search for yield. This search was interrupted, perhaps only briefly, with the Fed’s stated intent of winding down asset purchases possibly sometime this year. The reaction in high-yielding emerging markets was quick and decisive – bonds sold off, currencies weakened and equities began to follow. While various Fed speakers have since tried to repair the damage with comments meant to ease markets, one thing is now clear: once the Fed begins to unwind its largesse, emerging markets should brace for impact. For now, the environment is supportive for equities — we do not believe investments in bonds are appropriate when many equities are available with reasonable yields that should provide protection from eventual inflation.

With the pattern of the last four years still in place for now (volatile markets and governments with aggressive policies trying to support markets), we will continue to invest in light of those market conditions. We will likely add to Japan, especially focusing on well-run global industrial competitors who will likely benefit greatly from a weaker yen. Conversely, we expect to avoid their South Korean competitors. As always, we will continue to search for competitively well-positioned companies we feel have the ability to generate long-term fundamental outperformance.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The Fund may use derivatives to hedge various market risks (such as interest rates, and broad or specific equity or fixed-income market movements) as well as to manage its exposure (increase or decrease) to various foreign currencies. These techniques involve additional risk, as the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors International Growth Fund.

2013	ANNUAL REPORT	53

PORTFOLIO HIGHLIGHTS

International Growth Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	84.1%
Industrials	20.3%
Consumer Discretionary	17.4%
Health Care	14.4%
Information Technology	8.7%
Financials	6.9%
Consumer Staples	6.6%
Materials	4.7%
Energy	3.1%
Telecommunication Services	2.0%
Cash and Cash Equivalents	15.9%

Lipper Rankings

Category: Lipper International Large-Cap Growth Funds	Rank	Percentile
1 Year	136/209	65
3 Year	7/193	4
5 Year	23/160	15
10 Year	45/114	40

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	51.7%
Germany	13.6%
France	13.5%
United Kingdom	12.5%
Switzerland	3.9%
Other Europe	8.2%
Pacific Basin	26.1%
Japan	14.1%
Australia	3.9%
Other Pacific Basin	8.1%
North America	4.1%
Other	2.2%
Cash and Cash Equivalents	15.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Safran	France	Industrials	Aerospace & Defense
Bayer AG	Germany	Health Care	Pharmaceuticals
Vinci	France	Industrials	Construction & Engineering
Diageo plc	United Kingdom	Consumer Staples	Distillers & Vintners
Shire plc	United Kingdom	Health Care	Pharmaceuticals
InBev NV	United States	Consumer Staples	Brewers
Galaxy Entertainment Group Limited, ADR	Hong Kong	Consumer Discretionary	Casinos & Gaming
Teva Pharmaceutical Industries Limited, ADR	Israel	Health Care	Pharmaceuticals
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

54	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Growth Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	7.48%	8.41%	12.78%	14.46%
5-year period ended 6-30-13	0.49%	0.11%	0.63%	2.15%
10-year period ended 6-30-13	7.65%	6.92%	7.22%	8.77%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS

International Growth Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Australia – 3.9%
Coca-Cola Amatil Limited	430	$4,996
David Jones Limited	1,958	4,565
Telstra Corporation Limited	2,484	10,838

		20,399

Canada – 0.8%
Agrium Inc.	50	4,344

China – 0.7%
Ping An Insurance (Group) Company of China, Ltd., A Shares	653	3,696

France – 13.5%
Alstom	129	4,235
Cap Gemini S.A.	165	8,027
Compagnie Generale des Etablissements Michelin, Class B	82	7,360
European Aeronautic Defence and Space Company	72	3,822
European Aeronautic Defence and Space Company (A)	75	4,020
LVMH Moet Hennessy – Louis Vuitton	44	7,053
Safran	263	13,742
Sanofi-Aventis	98	10,124
Vinci	248	12,443

		70,826

Germany – 12.2%
adidas AG	56	6,094
Bayer AG	117	12,452
DaimlerChrysler AG, Registered Shares	174	10,540
Deutsche Lufthansa AG	330	6,695
Fresenius SE & Co. KGaA	88	10,819
Linde AG	28	5,316
MTU Aero Engines Holding AG	95	9,188
SAP AG	36	2,607

		63,711

Hong Kong – 3.3%
Galaxy Entertainment Group Limited, ADR (B)	2,333	11,430
Yue Yuen Industrial (Holdings) Limited	2,301	5,962

		17,392

India – 0.7%
NMDC Limited (A)(B)	2,033	3,607

Ireland – 1.1%
Smurfit Kappa Group plc	343	5,609

Israel – 2.2%
Teva Pharmaceutical Industries Limited, ADR	288	11,274

COMMON STOCKS (Continued)	Shares	Value
Japan – 14.1%
Bridgestone Corporation	298	$10,166
Canon Inc.	119	3,878
Fuji Heavy Industries Ltd.	125	3,082
JGC Corporation	183	6,587
Komatsu Ltd.	242	5,604
Mitsubishi Corporation	377	6,455
Mitsubishi Electric Corporation	530	4,964
Mitsui & Co., Ltd.	254	3,190
Mitsui Trust Holdings, Inc.	453	2,115
Mizuho Financial Group, Inc.	2,893	6,008
Nissin Kogyo Co., Ltd.	398	7,206
ORIX Corporation	686	9,371
Sumitomo Corporation	390	4,865

		73,491

Luxembourg – 0.4%
Acergy S.A.	108	1,896

Netherlands – 1.4%
ASML Holding N.V., Ordinary Shares	91	7,191

Norway – 2.7%
Seadrill Limited	203	8,191
Yara International ASA	151	6,003

		14,194

South Korea – 1.5%
Samsung Electronics Co., Ltd.	7	7,967

Sweden – 2.6%
AB Volvo, Class B	546	7,307
Telefonaktiebolaget LM Ericsson, B Shares	558	6,317

		13,624

Switzerland – 3.9%
Credit Suisse Group AG, Registered Shares	237	6,275
Novartis AG, Registered Shares	123	8,724
Swatch Group Ltd (The), Bearer Shares	10	5,649

		20,648

Taiwan – 1.9%
High Tech Computer Corp. (B)	559	4,458
MediaTek Incorporation	460	5,349

		9,807

United Kingdom – 12.5%
British American Tobacco plc	114	5,839
Capita Group plc (The)	232	3,402
Diageo plc	416	11,887
Experian plc	483	8,398

COMMON STOCKS (Continued)	Shares	Value
United Kingdom (Continued)
GlaxoSmithKline plc	432	$10,832
Pearson plc	258	4,591
Prudential plc	518	8,472
Shire plc	374	11,860

		65,281

United States – 3.3%
InBev NV	130	11,609
Schlumberger Limited	81	5,812

		17,421

TOTAL COMMON STOCKS – 82.7%		$432,378
(Cost: $371,924)

PREFERRED STOCKS
Germany – 1.4%
Volkswagen AG, 2.260%	36	7,309

TOTAL PREFERRED STOCKS – 1.4%		$7,309
(Cost: $7,189)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 11.3%
L Air Liquide S.A.,
0.140%, 8–2–13 (C)	$6,000	5,999
John Deere Canada ULC (GTD by Deere & Company),
0.090%, 7–11–13 (C)	5,000	5,000
Nestle Finance International Ltd. (GTD by Nestle S.A.),
0.120%, 7–24–13 (C)	4,000	4,000
PepsiCo, Inc.,
0.040%, 7–15–13 (C)	19,789	19,788
Prudential Funding LLC (GTD by Prudential Financial Inc.),
0.070%, 7–1–13 (C)	2,391	2,391
Roche Holdings, Inc.:
0.100%, 7–18–13 (C)	6,000	6,000
0.100%, 7–19–13 (C)	5,000	5,000
Toronto-Dominion Holdings USA Inc. (GTD by Toronto Dominion Bank),
0.130%, 8–26–13 (C)	5,000	4,999
Total Capital Canada Ltd. (GTD by Total S.A.),
0.090%, 7–10–13 (C)	5,998	5,998

		59,175

Master Note – 0.2%
Toyota Motor Credit Corporation,
0.111%, 7-3-13 (D)	845	845

56	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

International Growth Fund (in thousands)	JUNE 30, 2013

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – Taxable – 0.5%
Santa Clara Cnty Fin Auth, Var Rate Rev Bonds, El Camino Hosp, Ser 2009A (GTD by Wells Fargo Bank, N.A.),
0.070%, 7-7-13 (D)	$3,000	$3,000

TOTAL SHORT-TERM SECURITIES – 12.0%		$63,020
(Cost: $63,020)

TOTAL INVESTMENT SECURITIES – 96.1%		$502,707
(Cost: $442,133)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 3.9%		20,455

NET ASSETS – 100.0%		$523,162

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the total value of these securities amounted to $7,627 or 1.5% of net assets.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at June 30, 2013.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date the variable rate resets.

The following forward foreign currency contracts were outstanding at June 30, 2013:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Societe Generale Bank	86,200	7–22–13	$3,398	$—
Sell	Japanese Yen	Goldman Sachs International	3,805,050	7–22–13	1,564	—

					$4,962	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$83,696	$—	$—
Consumer Staples	34,331	—	—
Energy	15,899	—	—
Financials	35,937	—	—
Health Care	76,086	—	—
Industrials	104,918	—	—
Information Technology	45,794	—	—
Materials	24,879	—	—
Telecommunication Services	10,838	—	—
Total Common Stocks	$432,378	$—	$—
Preferred Stocks	7,309	—	—
Short-Term Securities	—	63,020	—
Total	$439,687	$63,020	$—
Forward Foreign Currency Contracts	$—	$4,962	$—

2013	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

International Growth Fund (in thousands)	JUNE 30, 2013

During the period ended June 30, 2013, securities totaling $280,242 were transferred from Level 2 to Level 1 due to lack of significant market movements following the close of local trading.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification

(as a % of net assets)
Industrials	20.3%
Consumer Discretionary	17.4%
Health Care	14.4%
Information Technology	8.7%
Financials	6.9%

Market Sector Diversification (Continued)

Consumer Staples	6.6%
Materials	4.7%
Energy	3.1%
Telecommunication Services	2.0%
Other+	15.9%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

58	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

New Concepts Fund	(UNAUDITED)

Kimberly A. Scott

Below, Kimberly A. Scott, CFA, portfolio manager of Waddell & Reed Advisors New Concepts Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. She has managed the Fund since 2001 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors New Concepts Fund (Class A shares at net asset value)	19.55%
Waddell & Reed Advisors New Concepts Fund (Class A shares including sales charges)	12.68%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	22.88%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Growth Funds Universe Average	19.20%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Last year, concerns about the health of the U.S. economy and the prospect for corporate profits abounded as investors assessed more political wrangling, more natural disasters and a maturing profit cycle. The U.S. economy was the 40-watt beacon in a sea of economic struggle worldwide last year. The benefits of a stable, improving housing market, a vibrant energy exploration and production environment, real interest in manufacturing incrementally more in the U.S., generally low inflation and a gradually improving labor market all outweighed the negative impacts of weakness in markets abroad, a heated political election season and Washington gridlock.

Sources of strength, weakness

The mid-cap growth sector of the market posted positive returns in the 12 months ended June 30, 2013. The Fund also posted positive returns, but underperformed the benchmark for the same period.

The primary factor in this underperformance was stock selection in health care, where we had a number of stocks that underperformed, but we also lacked significant exposure to the strongly performing biotech and health care services subsectors. Weak health care names in the portfolio included Hologic Inc., Intuitive Surgical Inc., Varian Medical Systems Inc., Agilent Technologies Inc. and IDEX Corporation. An underweight position in the very strong consumer discretionary sector, in addition to some stock selection issues was another factor in the underperformance for the year. Stock selection issues occurred with Ulta Salon, Cosmetics & Fragrance, Burberry Group plc and Nordstrom Inc., which are still holdings of the Fund, and Skullcandy Inc., Wyndham Worldwide Corporation, PetSmart Inc. and Under Armour Inc., which are no longer holdings of the Fund. Many of these names have been strong performers in the past and we expect they will perform well for us in the future, but they have struggled under a variety of pressures including macroeconomic concerns mid-year and, in some cases, management transitions. We retain most of these names in the portfolio, but have sold positions in those stocks where the problems are company specific and are of significant enough, long-term concern to us.

There were a few groups within consumer discretionary that performed well and to which we had low or no exposure in the Fund. These included media and retailers that cater to a lower income demographic, specifically auto parts retailers.

Other factors that impacted relative performance were security selection issues in industrials, energy, and consumer staples. Stocks that struggled included those of some of our highest quality companies and larger positions in the portfolio, such as Fastenal, Expeditors International of Washington Inc. and Joy Global Inc. in industrials; Mead Johnson Nutrition Company, Church & Dwight Co., Inc. and Brown-Forman Corp. in consumer staples; and Southwestern Energy Company, Patterson-UTI Energy Inc. and Ultra Petroleum (no longer a holding of the Fund) in energy.

From an asset weighting perspective, the Fund’s overweight position in technology hurt performance, as that group significantly underperformed the benchmark. Better stock selection across much of that group in our portfolio mostly offset the negative asset weighting.

The Fund’s cash position and equity options hurt performance by a combined 27 basis points.

From a positive perspective, strong stock selection in financials made a significant contribution to performance, as most of our names in this group posted strong returns. Gains in Signature Bank, which we have owned for many years, Zillow Inc., CB Richard Ellis Group Inc., Oaktree Capital Group, LLC and Northern Trust Corp. were notable. Good stock selection in materials, where Martin Marietta Materials Inc. and Scotts Miracle-Gro Company (The) had strong returns, positively impacted performance. Finally, lack of exposure to the underperforming telecommunications and utilities sectors was a plus for performance.

Outlook

While there have been as many confusing signals as ever to consider over the past year, we remain generally constructive in our outlook for the U.S. economy throughout 2013 and into 2014, both absolutely, and relative to prospects and expectations for growth in other regions of the world. Europe continues to struggle, and will likely be weak for some time, although recent economic data points indicate that the deceleration in the

2013	ANNUAL REPORT	59

MANAGEMENT DISCUSSION

New Concepts Fund	(UNAUDITED)

economy may be dissipating. Asia, specifically China, continues to look less buoyant than anticipated. That region’s activity has generated considerable demand for companies around the globe, so weakness there casts a wide net of concern.

We think the positive developments in the U.S. around a stable and rebounding housing market, opportunity for growth in oil and gas exploration and production and a trend toward more domestic manufacturing again that is closer to sources of demand, and inexpensive energy supplies are all supportive of growth in the economy. We see small business development beginning to percolate again, supported by encouraging lending statistics and pent-up demand by consumers for autos and other capital goods as a plus for growth. Finally, budget deficits are beginning to contract at the state and federal level, and tax receipts are growing.

Another interesting and developing source of economic activity is that associated with the millennial generation, as this large cohort of Americans starts down the road of household and family formation. The economic tailwind that this group can create should be a significant source of demand for an array of consumer goods over the next decade and another reason to remain quite positive on the prospects for many of the domestic companies within our mid-cap growth universe.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors New Concepts Fund.

60	ANNUAL REPORT	2013

PORTFOLIO HIGHLIGHTS

New Concepts Fund ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	97.4%
Consumer Discretionary	24.7%
Information Technology	20.2%
Industrials	15.2%
Health Care	11.6%
Financials	11.0%
Energy	7.0%
Consumer Staples	5.2%
Materials	2.5%
Purchased Options	0.1%
Cash and Cash Equivalents	2.5%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	186/390	48
3 Year	129/347	38
5 Year	14/312	5
10 Year	18/218	9

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Microchip Technology Incorporated	Information Technology
CarMax, Inc.	Consumer Discretionary
Northern Trust Corporation	Financials
Varian Medical Systems, Inc.	Health Care
Vantiv, Inc., Class A	Information Technology
Ulta Salon, Cosmetics & Fragrance, Inc.	Consumer Discretionary
Pall Corporation	Industrials
Under Armour, Inc., Class A	Consumer Discretionary
Fastenal Company	Industrials
Dunkin’ Brands Group, Inc.	Consumer Discretionary

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2013	ANNUAL REPORT	61

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

New Concepts Fund (UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	12.68%	14.30%	18.52%	20.08%
5-year period ended 6-30-13	10.16%	10.09%	10.41%	11.98%
10-year period ended 6-30-13	10.32%	9.75%	9.92%	11.47%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

62	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

New Concepts Fund (in thousands) JUNE 30, 2013

COMMON STOCKS	Shares	Value
Air Freight & Logistics – 1.9%
Expeditors International of Washington, Inc.	809	$30,731

Apparel Retail – 1.1%
DSW Inc., Class A	237	17,442

Apparel, Accessories & Luxury Goods – 6.1%
Burberry Group plc (A)	832	17,090
Michael Kors Holdings Limited (B)	282	17,459
Tumi Holdings, Inc. (B)	394	9,456
Under Armour, Inc., Class A (B)	573	34,219
V.F. Corporation	103	19,885

		98,109

Application Software – 4.1%
ANSYS, Inc. (B)	288	21,075
Solera Holdings, Inc.	488	27,146
Ultimate Software Group, Inc. (The) (B)	121	14,227

		62,448

Asset Management & Custody Banks – 3.5%
Northern Trust Corporation	699	40,490
Oaktree Capital Group, LLC	283	14,861

		55,351

Auto Parts & Equipment – 1.0%
Gentex Corporation	688	15,865

Automotive Retail – 2.7%
CarMax, Inc. (B)	951	43,917

Biotechnology – 1.4%
Onyx Pharmaceuticals, Inc. (B)	263	22,851

Brewers – 1.0%
Boston Beer Company, Inc. (The), Class A (B)	90	15,289

Broadcasting – 0.9%
Discovery Holding Company, Class A (B)	192	14,840

Building Products – 1.9%
Fortune Brands Home & Security, Inc.	761	29,497

Coal & Consumable Fuels – 0.9%
Joy Global Inc.	279	13,554

Communications Equipment – 2.4%
Aruba Networks, Inc. (B)	942	14,474
F5 Networks, Inc. (B)	247	17,007
Palo Alto Networks, Inc. (B)	154	6,510

		37,991

COMMON STOCKS (Continued)	Shares	Value
Computer Storage & Peripherals – 1.9%
Fusion-io, Inc. (B)	887	$12,631
NetApp, Inc.	479	18,081

		30,712

Construction & Farm Machinery & Heavy Trucks – 0.0%
Toro Company (The)	5	213

Construction Materials – 1.3%
Martin Marietta Materials, Inc.	211	20,748

Consumer Electronics – 1.7%
Harman International Industries, Incorporated	494	26,786

Data Processing & Outsourced Services – 2.4%
Vantiv, Inc., Class A (B)	1,358	37,481

Department Stores – 1.5%
Nordstrom, Inc.	387	23,167

Distillers & Vintners – 0.9%
Brown-Forman Corporation, Class B	212	14,332

Distributors – 2.0%
LKQ Corporation (B)	1,204	31,013

Electrical Components & Equipment – 3.1%
Polypore International, Inc. (B)	770	31,048
Roper Industries, Inc.	140	17,403

		48,451

Electronic Manufacturing Services – 1.3%
Trimble Navigation Limited (B)	818	21,286

Environmental & Facilities Services – 1.5%
Stericycle, Inc. (B)	219	24,195

Fertilizers & Agricultural Chemicals – 1.2%
Scotts Miracle-Gro Company (The)	376	18,150

Health Care Distributors – 1.9%
Henry Schein, Inc. (B)	315	30,142

Health Care Equipment – 5.1%
Intuitive Surgical, Inc. (B)	34	17,426
Varian Medical Systems, Inc. (B)	585	39,472
Zimmer Holdings, Inc.	320	23,966

		80,864

Health Care Facilities – 2.0%
Acadia Healthcare Company, Inc. (B)	232	7,659
Hologic, Inc. (B)	1,200	23,156

		30,815

COMMON STOCKS (Continued)	Shares	Value
Homefurnishing Retail – 1.4%
Williams-Sonoma, Inc.	382	$21,322

Hotels, Resorts & Cruise Lines – 1.1%
Norwegian Cruise Line Holdings Ltd. (B)	559	16,949

Household Products – 0.9%
Church & Dwight Co., Inc.	239	14,767

Industrial Machinery – 4.7%
Graco Inc.	209	13,179
IDEX Corporation	469	25,235
Pall Corporation	519	34,485

		72,899

Internet Software & Services – 1.9%
OpenTable, Inc. (B)	203	12,969
Zillow, Inc. (B)	302	16,997

		29,966

Investment Banking & Brokerage – 1.3%
Greenhill & Co., Inc.	446	20,377

IT Consulting & Other Services – 1.9%
Teradata Corporation (B)	605	30,409

Leisure Products – 0.8%
Mattel, Inc.	270	12,234

Life Sciences Tools & Services – 1.2%
Agilent Technologies, Inc.	441	18,836

Oil & Gas Drilling – 1.1%
Patterson-UTI Energy, Inc.	891	17,251

Oil & Gas Equipment & Services – 1.0%
Dril-Quip, Inc. (B)	179	16,126

Oil & Gas Exploration & Production – 4.0%
Cabot Oil & Gas Corporation	267	18,990
Continental Resources, Inc. (B)	288	24,768
Southwestern Energy Company (B)	527	19,237

		62,995

Packaged Foods & Meats – 1.9%
Hain Celestial Group, Inc. (The) (B)	112	7,244
Mead Johnson Nutrition Company	287	22,724

		29,968

Personal Products – 0.5%
Coty Inc., Class A (B)	489	8,404

Real Estate Services – 1.1%
CB Richard Ellis Group, Inc. (B)	748	17,471

2013	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

New Concepts Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS (Continued)	Shares	Value
Regional Banks – 5.1%
First Republic Bank	817	$31,426
Signature Bank (B)	372	30,875
UMB Financial Corporation	324	18,020

		80,321

Restaurants – 2.1%
Dunkin’ Brands Group, Inc.	761	32,565

Semiconductors – 3.7%
Cavium Inc. (B)	378	13,377
Microchip Technology Incorporated	1,195	44,495

		57,872

Specialty Stores – 2.3%
Ulta Salon, Cosmetics & Fragrance, Inc. (B)(C)	357	35,707

Systems Software – 0.6%
ServiceNow, Inc. (B)	250	10,106

COMMON STOCKS (Continued)	Shares	Value
Trading Companies & Distributors – 2.1%
Fastenal Company	735	$33,704

TOTAL COMMON STOCKS – 97.4%		$1,536,489
(Cost: $1,142,927)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
NASDAQ 100 Index, Put $2,850.00, Expires 7–20–13	134	282
Russell 2000 Index, Put $940.00, Expires 7–20–13	653	467
SPDR S&P MIDCAP 400 ETF Trust, Put $205.00, Expires 7–20–13	2,602	410

TOTAL PURCHASED OPTIONS – 0.1%		$1,159
(Cost: $1,657)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 2.3%
Danaher Corporation, 0.110%, 7–24–13 (D)	$8,000	$7,999
Exxon Mobil Corporation,
0.080%, 7–30–13 (D)	5,000	5,000
PACCAR Financial Corp. (GTD by PACCAR Inc.),
0.070%, 7–2–13 (D)	7,375	7,375
Total Capital S.A. (GTD by Total S.A.),
0.050%, 7–1–13 (D)	16,226	16,226

		36,600

TOTAL SHORT-TERM SECURITIES – 2.3%		$36,600
(Cost: $36,600)

TOTAL INVESTMENT SECURITIES – 99.8%		$1,574,248
(Cost: $1,181,184)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		3,917

NET ASSETS – 100.0%		$1,578,165

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	All or a portion of the security position is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	Rate shown is the yield to maturity at June 30, 2013.

The	following written options were outstanding at June 30, 2013 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Ulta Salon, Cosmetics & Fragrance, Inc.	Deutsche Bank AG	Call	3,256	July 2013	$102.00	$554	$(534)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,536,489	$—	$—
Purchased Options	1,159	—	—
Short-Term Securities	—	36,600	—
Total	$1,537,648	$36,600	$—

Liabilities
Written Options	$—	$534	$—

During the period ended June 30, 2013, securities totaling $17,090 were transferred from Level 2 to Level 1 due to lack of significant market movements following the close of local trading.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

64	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Science and Technology Fund	(UNAUDITED)

Zachary H. Shafran

Below, Zachary H. Shafran, portfolio manager of Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. He has managed the Fund since February 2001 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Science and Technology Fund (Class A shares at net asset value)	32.42%
Waddell & Reed Advisors Science and Technology Fund (Class A shares including sales load)	24.80%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	14.66%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	13.93%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Uncertainty continues with slow global growth

Equity markets were volatile in the fiscal year ended June 30, 2013, as investors around the globe remained largely risk averse. Economic growth remained slow in key countries, although it improved somewhat as the year progressed. The second quarter of 2013 proved to be notable as volatility in the markets spiked due to concerns regarding U.S. Federal Reserve (Fed) monetary policy. A sell-off in stocks and bonds rolled across the globe in June after Fed Chairman Ben Bernanke remarked the central bank may begin to reduce purchases under its $85 billion bond purchase program before year end.

Looking outside the U.S., most of Europe was in recession during the year as the region dealt with an ongoing sovereign debt and banking crisis. There were a variety of proposals to address the problems but no lasting solutions. At mid-year 2012, the head of the European Central Bank (ECB) said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September announced unlimited buying of bonds with maturities up to three years. In China, the economy exhibited growth during the year across industries and sectors, and it completed its once-per-decade selection of new leadership late in 2012. That said, slower-than-expected growth hindered China’s economy late in the fiscal year. Another major event affecting the global economy was quantitative easing policies implemented by Japan aimed to end deflation and benefit Japanese companies by devaluing the currency. The Japanese yen depreciated sharply against the U.S. dollar and other Asian currencies, resulting in a large inflow of money to Japan as investors chased stock performance. While a short-term benefit to Japan’s market, these actions negatively impacted the rest of Asia. Given slow global growth, markets increasingly are alert to the monetary and fiscal policies of key economies worldwide, so we will be watching for the impact of these changes.

Strong performance in a volatile year

While the information technology sector performed well during the year, worries related to capital spending in a difficult economic environment and uncertainty surrounding U.S. budget deficit discussions and Fed policy resulted in weaker performance for the networking and semiconductor, and semiconductor equipment areas. Apple Inc. weighed heavily on the markets, specifically in the information technology sector, dropping approximately 40% from September highs to the fiscal year ending June 30, 2013. There was a general lack of mergers and acquisitions activity in the sector, which helped contribute to robust balance sheets for many companies. Health care stocks also performed well during the year, and biotechnology stocks were particularly strong performers.

The Fund significantly outperformed its benchmark and its peer-group average during the period. An overweight position in health care, compared to the benchmark, meaningfully contributed to performance for the year. We maintained 10 to 20% exposure to health care throughout the year, and we believe this is one of the sectors with the greatest opportunity for innovation and growth going forward. While the Fund was underweight the information technology sector relative to the benchmark, strong security selection in that sector was the largest contributor to the year’s performance. Among specific securities, Micron Technology, Inc. was the greatest relative contributor for the year and is an example of our longer-term investment philosophy for the Fund. The company designs and builds advanced memory and semiconductor technologies. We think Micron Technology is an example of one of several of the Fund’s long-term investments that began to materialize during the year, resulting in solid contributions from security selection. Tenet Healthcare Corporation, a health care services company that owns and operates hospitals and other facilities, was a top contributor on both an absolute and relative basis. We like the long-term positioning of the firm and believe it is poised to realize an increase in incremental revenue as the Affordable Care Act is implemented in the coming years. Cree, Inc., a leader in the LED space, further contributed to performance over the year, and we are excited about their recent announcements of significantly lower-cost bulbs in a market where there is tremendous opportunity for growth.

The main detractor to performance was the Fund’s underweight position in the consumer discretionary sector. In terms of specific holdings, a position in Google Inc. was the greatest relative detractor to performance for the year, followed by a holding in Cisco Systems, Inc. The Fund’s holding in Fusion-io Inc., a hardware and software integration firm based in the U.S., also detracted from performance for the period — the Fund

2013	ANNUAL REPORT	65

MANAGEMENT DISCUSSION

Science and Technology Fund	(UNAUDITED)

sold its stake in Fusion prior to its fiscal year end. Despite capturing the investment world’s collective interest by peaking as the largest U.S. company, Apple Inc. eventually fell out of favor, to a degree, with investors because of questions surrounding demand for new products and competition. Apple was the top absolute detractor; however, trimming our position in the company caused the portfolio to be underweight relative to the benchmark and a relative contributor to performance for the year.

Fund positioning

While we recognize the challenges of the world economic backdrop, we are excited about the innovation and growth that is taking place within certain companies. We believe many of the stocks in the information technology space remain relatively inexpensive and are well-positioned going forward. As confidence is restored, we believe there should be an increase in capital expenditure in various markets around the world as companies become more comfortable with the high cost transitions related to changes to internal infrastructure. As of June 30, 2013, the Fund had about 63% of its equity exposure in the information technology sector.

We have been incrementally increasing our exposure to health care names over the year, and as of fiscal year-end, held about 21% of our equity holdings in the health care sector. Managed care companies will likely benefit from the implementation of government initiatives, and in developing markets, as the standard of living increases, so does the demand for quality health care. Medical technology, biotechnology, medical records and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas as well. We also are looking more closely at names that may benefit from a low-rate environment.

The “applied science and technology” holdings span several industries and sectors and make up the remainder of the portfolio’s equity composition, totaling approximately 16%. The Fund’s cash position as of June 30, 2013, was about 3%. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves, or to use as a defensive measure to protect the Fund in adverse market conditions.

Seeking opportunities as global growth resumes

There is still some economic uncertainty stemming primarily from the Fed’s possible tapering of their current quantitative easing program. Additionally, we believe questions about the strength of China’s economy and overall stability in Europe may affect investor confidence. Despite these fiscal concerns and other geopolitical risks, we are generally positive about the path of economic growth for the upcoming year. In mixed economic environments, we believe there are many potential investment opportunities — especially in scarce resources, mobility and health care — around the world. As we look at the securities of such companies, we are attracted by what we believe are good growth prospects and sound capital structures. We believe there will be a modest improvement in capital spending trends, and we are looking for some restoration of mergers-and-acquisition activity as well. As always, we will carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research coupled with the innovation and transformation under way across the globe will continue to provide investment opportunities.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Science and Technology Fund.

66	ANNUAL REPORT	2013

PORTFOLIO HIGHLIGHTS

Science and Technology Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	97.2%
Information Technology	61.7%
Health Care	20.6%
Industrials	6.0%
Telecommunication Services	3.1%
Consumer Discretionary	2.4%
Materials	2.3%
Consumer Staples	0.6%
Energy	0.5%
Warrants	0.0%
Bonds	0.3%
Corporate Debt Securities	0.3%
Cash and Cash Equivalents	2.5%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	2/154	2
3 Year	6/145	5
5 Year	20/137	15
10 Year	4/105	4

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	81.9%
United States	81.9%
Pacific Basin	8.1%
South Korea	3.5%
Other Pacific Basin	4.6%
Europe	4.0%
South America	1.6%
Bahamas/Caribbean	1.3%
Other	0.6%
Cash and Cash Equivalents	2.5%

Top 10 Equity Holdings

Company	Sector	Industry
Micron Technology, Inc.	Information Technology	Semiconductors
Cree, Inc.	Information Technology	Semiconductors
Aspen Technology, Inc.	Information Technology	Application Software
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Vertex Pharmaceuticals Incorporated	Health Care	Biotechnology
Google Inc., Class A	Information Technology	Internet Software & Services
UnitedHealth Group Incorporated	Health Care	Managed Health Care
Acxiom Corporation	Information Technology	IT Consulting & Other Services
ACI Worldwide, Inc.	Information Technology	Application Software
Samsung Electronics Co., Ltd.	Information Technology	Semiconductors

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2013	ANNUAL REPORT	67

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Science and Technology Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	24.80%	26.81%	31.15%	32.81%
5-year period ended 6-30-13	9.60%	9.49%	9.78%	11.29%
10-year period ended 6-30-13	12.50%	11.84%	11.94%	13.56%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

68	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Science and Technology Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Agricultural Products – 0.6%
Darling International Inc. (A)	904	$16,862

Application Software – 9.1%
ACI Worldwide, Inc. (A)(B)	2,010	93,410
Aspen Technology, Inc. (A)(B)	5,354	154,135
Silver Spring Networks, Inc. (A)	627	15,633

		263,178

Biotechnology – 8.0%
ARIAD Pharmaceuticals, Inc. (A)	2,624	45,889
bluebird bio, Inc. (A)	251	6,277
Ironwood Pharmaceuticals, Inc., Class A (A)	877	8,730
Isis Pharmaceuticals, Inc. (A)	1,999	53,721
Vertex Pharmaceuticals Incorporated (A)	1,442	115,140

		229,757

Commodity Chemicals – 0.3%
BioAmber Inc. (A)(B)	1,423	9,674

Communications Equipment – 1.0%
Cisco Systems, Inc.	1,177	28,615

Computer Hardware – 2.7%
Apple Inc.	197	78,028

Computer Storage & Peripherals – 1.0%
EMC Corporation	1,205	28,462

Construction & Engineering – 0.3%
Abengoa, S.A., Class B (C)	4,166	8,404

Consumer Electronics – 1.7%
Harman International Industries, Incorporated	917	49,723

Data Processing & Outsourced Services – 11.2%
Alliance Data Systems Corporation (A)	795	143,965
Euronet Worldwide, Inc. (A)(B)	2,539	80,904
EVERTEC, Inc. (A)	1,041	22,875
QIWI plc, ADR	1,021	23,694
WNS (Holdings) Limited, ADR (A)(B)	3,131	52,262

		323,700

Electronic Components – 1.0%
Universal Display Corporation (A)	1,033	29,040

Electronic Equipment & Instruments – 1.0%
Itron, Inc. (A)	696	29,536

COMMON STOCKS (Continued)	Shares	Value
Fertilizers & Agricultural Chemicals – 2.0%
Monsanto Company	584	57,700

Health Care Equipment – 2.4%
Boston Scientific Corporation (A)	4,558	42,255
Volcano Corporation (A)	1,528	27,695

		69,950

Health Care Facilities – 2.7%
Tenet Healthcare Corporation (A)	1,726	79,565

Health Care Services – 0.4%
Fleury S.A. (C)	610	5,015
Fleury S.A. (C)(D)	948	7,798

		12,813

Health Care Technology – 2.0%
Cerner Corporation (A)	605	58,096

Industrial Machinery – 4.8%
ESCO Technologies Inc. (B)	1,699	54,998
Pentair, Inc.	1,476	85,139

		140,137

Integrated Telecommunication Services – 3.1%
CenturyLink, Inc.	1,296	45,802
China Unicom Limited (C)	21,420	28,446
Windstream Corporation	2,043	15,748

		89,996

Internet Software & Services – 5.7%
21Vianet Group, Inc., ADR (A)	1,289	14,600
Facebook, Inc., Class A (A)	1,847	45,921
Google Inc., Class A (A)	119	104,412

		164,933

IT Consulting & Other Services – 5.6%
Acxiom Corporation (A)(B)	4,383	99,417
iGATE Corporation (A)(B)	3,003	49,309
SK C&C Co., Ltd. (C)	160	14,016

		162,742

Life Sciences Tools & Services– 1.0%
Agilent Technologies, Inc.	679	29,038

Managed Health Care – 4.1%
Odontoprev S.A. (C)	3,922	16,153
UnitedHealth Group Incorporated	1,521	99,622

		115,775

Movies & Entertainment – 0.7%
News Corporation Limited, Class A	654	21,314

Office Services & Supplies – 0.3%
CyrusOne Inc.	365	7,568

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Equipment & Services – 0.5%
Forum Energy Technologies, Inc. (A)	477	14,506

Research & Consulting Services – 0.6%
Qualicorp S.A. (A)(C)	559	4,256
Qualicorp S.A. (A)(C)(D)	1,821	13,866

		18,122

Semiconductor Equipment – 1.4%
Nanometrics Incorporated (A)	1,037	15,207
Photronics, Inc. (A)(B)	3,064	24,700

		39,907

Semiconductors – 21.4%
Cree, Inc. (A)	2,824	180,323
Cypress Semiconductor Corporation	2,789	29,930
Marvell Technology Group Ltd.	2,530	29,629
Micron Technology, Inc. (A)	15,743	225,601
Rambus Inc. (A)	2,199	18,889
Samsung Electronics Co., Ltd. (C)	74	87,073
Spansion Inc. (A)	1,019	12,754
Spreadtrum Communications, Inc., ADR	1,489	39,089

		623,288

Systems Software – 0.6%
Allot Communications Ltd. (A)	1,202	16,482

TOTAL COMMON STOCKS – 97.2%		$2,816,911
(Cost: $1,850,131)

WARRANTS
Commodity Chemicals – 0.0%
BioAmber Inc., Expires 5–9–17 (E)	1,423	782

TOTAL WARRANTS – 0.0%		$782
(Cost: $167)

CORPORATE DEBT SECURITIES	Principal
Semiconductors – 0.3%
JinkoSolar Holding Co., Ltd., Convertible,
4.000%, 5–15–16 (D)	$15,690	9,404

TOTAL CORPORATE DEBT SECURITIES – 0.3%		$9,404
(Cost: $15,454)

2013	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Science and Technology Fund (in thousands)	JUNE 30, 2013

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 3.3%
Bank of Nova Scotia,
0.110%, 7–15–13 (F)	$3,000	$3,000
Caterpillar Financial Services Corporation (GTD by Caterpillar Inc.),
0.120%, 7–25–13 (F)	3,000	3,000
Corporacion Andina de Fomento,
0.230%, 7–24–13 (F)	5,000	4,999
Ecolab Inc.,
0.260%, 8–7–13 (F)	5,000	4,999
Exxon Mobil Corporation:
0.050%, 7–24–13 (F)	1,000	1,000
0.080%, 7–30–13 (F)	10,750	10,749
General Mills, Inc.,
0.160%, 7–2–13 (F)	12,000	11,999
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc),
0.120%, 7–31–13 (F)	10,000	9,999

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Illinois Tool Works Inc.,
0.080%, 7–10–13 (F)	$8,000	$8,000
Kellogg Co.,
0.180%, 7–8–13 (F)	5,000	5,000
Mondelez International, Inc.,
0.150%, 7–1–13 (F)	6,598	6,598
PACCAR Financial Corp. (GTD by PACCAR Inc.),
0.070%, 7–8–13 (F)	7,000	7,000
Straight-A Funding, LLC (GTD by Federal Financing Bank),
0.080%, 7–3–13 (F)	10,000	10,000
Toronto-Dominion Holdings USA Inc. (GTD by Toronto Dominion Bank),
0.100%, 7–25–13 (F)	10,000	9,999

		96,342

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corporation, 0.111%, 7–3–13 (G)	$3,718	$3,718

TOTAL SHORT-TERM SECURITIES – 3.4%		$100,060
(Cost: $100,061)

TOTAL INVESTMENT SECURITIES – 100.9%		$2,927,157
(Cost: $1,965,813)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.9%)		(26,086)

NET ASSETS – 100.0%		$2,901,071

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	Listed on an exchange outside the United States.

(D)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the total value of these securities amounted to $31,068 or 1.1% of net assets.

(E)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(F)	Rate shown is the yield to maturity at June 30, 2013.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$71,037	$—	$—
Consumer Staples	16,862	—	—
Energy	14,506	—	—
Health Care	594,994	—	—
Industrials	174,231	—	—
Information Technology	1,787,911	—	—
Materials	67,374	—	—
Telecommunication Services	89,996	—	—
Total Common Stocks	$2,816,911	$—	$—
Warrants	782	—	—
Corporate Debt Securities	—	9,404	—
Short-Term Securities	—	100,060	—
Total	$2,817,693	$109,464	$—

70	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Science and Technology Fund (in thousands)	JUNE 30, 2013

During the period ended June 30, 2013, securities totaling $115,519 were transferred from Level 2 to Level 1 due to lack of significant market movements following the close of local trading.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Country Diversification

(as a % of net assets)
United States	81.9%
South Korea	3.5%
Switzerland	2.9%
China	2.8%

Country Diversification (Continued)

India	1.8%
Brazil	1.6%
Bermuda	1.0%
Other Countries	2.0%
Other+	2.5%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	71

MANAGEMENT DISCUSSION

Small Cap Fund	(UNAUDITED)

Timothy Miller

Below, Timothy Miller, CFA, portfolio manager of the Waddell & Reed Advisors Small Cap Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. He has managed the Fund since 2010 and has 34 years of investment experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Small Cap Fund (Class A shares at net asset value)	21.06%
Waddell & Reed Advisors Small Cap Fund (Class A shares including sales charges)	14.10%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	23.67%
(generally reflects the performance of small-company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	21.95%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The market staged a strong rally commencing in November 2012 through the end of the Fund’s fiscal year, resulting in a healthy 23.7% 12-month return for the Russell 2000 Growth Index. Performance of the Fund slightly lagged the benchmark and peer group for the period ended June 30, 2013.

The fiscal year started off strong with a summer 2012 rally that was sparked by Central Bank easing in Europe and the Federal Reserve (Fed) in the U.S. The rally was reversed, however, during the uncertain time leading up to the U.S. presidential election in November as investors moved to a risk-off mode. As the dust settled from the election and the equity market doldrums of the calendar year, a rally launched that powered through until the end of the fiscal year. Support for the rally came from persistently low interest rates, a slow but steady recovery in the economy and a market valuation that more than adequately discounted the risks.

The big move in the stock market occurred in the first quarter of 2013. An inflection point was reached in early May as the 10-year Treasury bond started to rise. This set the stage for a rather significant change in the macro environment that rippled through the markets. The 10-year Treasury bond yield broke new highs after the Fed’s chairman indicated a “tapering” of the asset purchase program might occur in the near term. Rising bond yields in the U.S. and sluggish economies around the world put heavy pressure on the commodity complex and interest-sensitive stocks. Small caps charged ahead as investors’ confidence in the domestic economy steered them toward U.S. equities and in particular small-cap stocks.

Sources of strength, weakness

Benchmark sector performance was led by consumer discretionary, industrials and financials. Laggards were utilities, energy and materials. The latter two, energy and materials, succumbed to the global commodity correction that occurred in recent months. Concerns about a slowdown in Chinese demand, the continued economic crisis in Europe and the strong dollar have combined to put pressure on nearly all significant global commodity prices.

The leading sectors for the period tended to consist of groups of industries that are domestic-oriented. The consumer sector was led by autos, media, apparel and restaurants. Industrials was led by trucker, rail, construction and building stocks. Financials were led by capital markets and mortgage finance companies. The U.S. economy currently has the brightest outlook of the developed economies, hence, the strong performance of these stocks.

The Fund generated strong performance in financials and energy, but this was offset by lagging results from the consumer staples, consumer discretionary, health care and industrials sectors when compared to the benchmark. The Fund also performed well in technology, the largest weighting of the portfolio, but this sector was a modest laggard for the fiscal year.

The Fund’s strategy to focus on domestic companies worked well for the year. In financials, significant gains were attained from capital markets stocks, such as Affiliated Managers Group, Inc. and Financial Engines, Inc. Banks, such as SVB Financial Group and Bank of the Ozarks, Inc., and the debt collection company Portfolio Recovery Associates, Inc. were major contributors. Most of these companies have specific fundamental trends working in their favor, which allowed them to perform well in the low-interest-rate environment. A second wave of performance was triggered by the rise in interest rates and continued strength in the equity markets. Banks have asset-sensitive balance sheets, which benefit from rising rates, and the capital markets stocks participated with the rally.

The strategy for the energy sector was initially to focus on the fast-growing exploration and production companies that are blazing the trail for shale development in the U.S. Among the winners for the Fund were Gulfport Energy Corporation, Bonanza Creek Energy, Inc. and Oasis Petroleum LLC. Performance of these stocks has been very good. With the tailwind of rising oil prices less likely going forward, some gains have been harvested. The rapid rise of domestic oil production is one of the most extraordinary trends of the past few years. As that production comes online, the spending wave is moving downstream to support production growth. Accordingly, the Fund has recently focused on the engineering and construction companies that will build the pipelines and expand the refineries to handle the surge in crude oil production.

72	ANNUAL REPORT	2013

Technology remains the largest weighting in the portfolio. Strategies over the past fiscal year have included a focus on software-as-a-service (SAAS), communications equipment and technology services companies. The software and services groups performed well and more than offset any disappointment in the communications equipment stocks. The compelling economics of SAAS is transforming the enterprise software industry. Companies serving the larger market opportunities have been big stocks, including NetSuite, Inc., Ultimate Software Group, Inc., Demandware, Inc. and Tyler Technologies, Inc. On the services side, Jack Henry & Associates, Inc. and ACI Worldwide, Inc. are providing systems and software for the banking industry to support areas such as electronic payments, internet banking, etc. Communications equipment seemed poised for a rebound in the spending environment, but sluggish economies have translated into inconsistent capital spending trends. Disappointing results out of Aruba Networks, Inc. and Procera Networks, Inc. detracted from performance over the period.

Consumer sector performance was dragged down by a couple of retailers, specifically Zumiez, Inc. and Express, Inc. Zumiez had a great multi-year run of above-average comparable store sales that finally came to an end last year. The company still has a long stretch of new store expansion opportunities but is suffering from changes in fashion trends that have slowed sales momentum. Express was a turnaround story that was showing signs of progress but then fizzled after poor corporate execution. It was subsequently sold and is no longer a holding of the Fund.

The losses in the consumer sector overshadowed gains from two domestic auto dealer retailers acquired in the Fund. Domestic auto sales are in an upswing, and we believe the publicly traded dealers are in the best position to capitalize on this trend. The dealers are managing a more efficient and profitable business encompassing new and used car sales, service, and high-margin finance/insurance.

Finally, health care sector performance was boosted by the Fund’s biotech swap but was dragged down by disappointing performance from Volcano Corporation. Biotechs remain in a bullish pattern driven by a combination of new product success and merger and acquisition activity from larger pharmaceutical companies.

Outlook

We believe prospects for the small-cap market over the next fiscal year will remain favorable. The U.S. economy should be buoyed by the continued recovery in housing and autos, expanding credit conditions and resurgent domestic industrials and consumer sectors. We think the technology sector will continue to have pockets of rapid growth that we will pursue; however, the Fund’s large overweight position in that sector has been reduced. The macro environment, which is putting pressure on interest-rate sensitive stocks and commodity stocks and favoring growth sectors, should also bode well for the Fund in the future.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Small Cap Fund.

2013	ANNUAL REPORT	73

PORTFOLIO HIGHLIGHTS

Small Cap Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	96.9%
Information Technology	26.5%
Industrials	22.5%
Consumer Discretionary	17.5%
Financials	12.9%
Health Care	10.6%
Energy	4.6%
Consumer Staples	2.3%
Cash and Cash Equivalents	3.1%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	321/502	64
3 Year	269/445	61
5 Year	40/395	11
10 Year	66/261	26

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
SVB Financial Group	Financials
Affiliated Managers Group, Inc.	Financials
Ultimate Software Group, Inc. (The)	Information Technology
Westinghouse Air Brake Technologies Corporation	Industrials
Portfolio Recovery Associates, Inc.	Industrials
Panera Bread Company, Class A	Consumer Discretionary
Demandware, Inc.	Information Technology
Semtech Corporation	Information Technology
Jack Henry & Associates, Inc.	Information Technology
Vail Resorts, Inc.	Consumer Discretionary

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

74	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	14.10%	15.70%	20.14%	21.62%
5-year period ended 6-30-13	10.36%	10.32%	10.76%	12.29%
10-year period ended 6-30-13	9.46%	8.99%	9.20%	10.71%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS

Small Cap Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Advertising – 0.4%
Acquity Group Ltd, ADR (A)	216	$2,798

Aerospace & Defense – 0.4%
KEYW Holding Corporation (A)	212	2,810

Air Freight & Logistics – 1.8%
Hub Group, Inc. (A)	383	13,942

Apparel Retail – 1.9%
Stage Stores, Inc.	171	4,021
Zumiez Inc. (A)	383	11,018

		15,039

Apparel, Accessories & Luxury Goods – 0.8%
Fifth & Pacific Companies, Inc. (A)	276	6,157

Application Software – 7.1%
ACI Worldwide, Inc. (A)	36	1,664
Model N, Inc. (A)	146	3,418
Qlik Technologies Inc. (A)	399	11,279
SS&C Technologies Holdings, Inc. (A)	308	10,126
Tyler Technologies, Inc. (A)	102	6,972
Ultimate Software Group, Inc. (The) (A)	200	23,494

		56,953

Asset Management & Custody Banks – 4.6%
Affiliated Managers Group, Inc. (A)	154	25,312
Financial Engines, Inc.	135	6,155
Safeguard Scientifics, Inc. (A)	146	2,338
WisdomTree Investment, Inc. (A)	230	2,665

		36,470

Automotive Retail – 3.1%
Asbury Automotive Group, Inc. (A)	272	10,915
Lithia Motors, Inc.	252	13,407

		24,322

Biotechnology – 3.6%
Cepheid (A)	279	9,610
Incyte Corporation (A)	659	14,498
Ironwood Pharmaceuticals, Inc., Class A (A)	449	4,468

		28,576

Brewers – 1.1%
Boston Beer Company, Inc. (The), Class A (A)	50	8,600

Communications Equipment – 3.1%
Aruba Networks, Inc. (A)	227	3,487
Finisar Corporation (A)	192	3,254

COMMON STOCKS (Continued)	Shares	Value
Communications Equipment (Continued)
Ixia (A)	490	$9,018
JDS Uniphase Corporation (A)	644	9,258

		25,017

Construction & Engineering – 1.1%
Primoris Services Corporation	426	8,399

Construction & Farm Machinery & Heavy Trucks – 3.9%
Wabash National Corporation (A)	881	8,972
Westinghouse Air Brake Technologies Corporation	422	22,522

		31,494

Consumer Finance – 1.6%
First Cash Financial Services, Inc. (A)	260	12,770

Data Processing & Outsourced Services – 2.2%
Jack Henry & Associates, Inc.	372	17,551

Distributors – 1.5%
Pool Corporation	230	12,044

Diversified Support Services – 2.6%
Portfolio Recovery Associates, Inc. (A)	133	20,455

Education Services – 0.3%
Bright Horizons Family Solutions Inc. (A)	65	2,263

Electrical Components & Equipment – 1.0%
II-VI Incorporated (A)	383	6,234
Powell Industries, Inc. (A)	37	1,921

		8,155

Electronic Equipment & Instruments – 0.5%
OSI Systems, Inc. (A)	63	4,078

Electronic Manufacturing Services – 1.5%
IPG Photonics Corporation	191	11,606

Environmental & Facilities Services – 2.9%
Team, Inc. (A)	339	12,820
Waste Connections, Inc.	249	10,244

		23,064

Food Distributors – 1.2%
United Natural Foods, Inc. (A)	173	9,335

Health Care Equipment – 4.3%
DexCom, Inc. (A)	556	12,487
Heartware International, Inc. (A)	153	14,504

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment (Continued)
Thoratec Corporation (A)	168	$5,263
Volcano Corporation (A)	131	2,379

		34,633

Health Care Facilities – 1.9%
Community Health Systems, Inc.	321	15,034

Health Care Supplies – 0.8%
Endologix, Inc. (A)	455	6,038

Homebuilding – 0.7%
Taylor Morrison Home Corporation, Class A (A)	224	5,464

Human Resource & Employment Services – 1.0%
Kforce Inc.	530	7,738

Industrial Machinery – 0.3%
Graham Corporation	81	2,444

Internet Software & Services – 3.5%
Demandware, Inc. (A)	448	19,000
ExactTarget, Inc. (A)	198	6,683
Gogo Inc. (A)	178	2,487

		28,170

IT Consulting & Other Services – 0.3%
Luxoft Holding, Inc., Class A (A)	91	1,814
ServiceSource International, LLC (A)	86	800

		2,614

Leisure Facilities – 2.1%
Vail Resorts, Inc.	276	16,986

Office Services & Supplies – 1.3%
HNI Corporation	67	2,428
United Stationers Inc.	227	7,609

		10,037

Oil & Gas Equipment & Services – 2.1%
Dril-Quip, Inc. (A)	91	8,191
Matrix Service Company (A)	558	8,699

		16,890

Oil & Gas Exploration & Production – 2.5%
Bonanza Creek Energy, Inc. (A)	176	6,255
Gulfport Energy Corporation (A)	144	6,768
Oasis Petroleum LLC (A)	181	7,020

		20,043

Regional Banks – 6.7%
Bank of the Ozarks, Inc.	344	14,901
Signature Bank (A)	98	8,144
SVB Financial Group (A)	363	30,221

		53,266

76	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Small Cap Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS (Continued)	Shares	Value
Restaurants – 5.6%
Brinker International, Inc.	304	$11,971
Chuy’s Holdings, Inc. (A)	274	10,517
Noodles & Company, Class A (A)	23	845
Panera Bread Company, Class A (A)	103	19,225
Sonic Corp. (A)	155	2,254

		44,812

Semiconductor Equipment – 0.3%
Rubicon Technology, Inc. (A)	276	2,212

Semiconductors – 5.6%
Diodes Incorporated (A)	293	7,609
Microsemi Corporation (A)	339	7,708
Power Integrations, Inc.	248	10,063
Semtech Corporation (A)	541	18,936

		44,316

Specialty Stores – 1.1%
Cabela’s Incorporated, Class A (A)	139	9,028

Systems Software – 2.4%
Cyan, Inc. (A)	159	1,664
Infolox Inc. (A)	290	8,496

COMMON STOCKS (Continued)	Shares	Value
Systems Software (Continued)
MICROS Systems, Inc. (A)	186	$8,009
Tableau Software, Inc., Class A (A)	18	995

		19,164

Trading Companies & Distributors – 4.2%
Beacon Roofing Supply, Inc. (A)	230	8,701
Rush Enterprises, Inc. (A)	388	9,591
Watsco, Inc.	188	15,817

		34,109

Trucking – 2.0%
Landstar System, Inc.	312	16,058

TOTAL COMMON STOCKS – 96.9%		$770,954
(Cost: $530,744)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 3.1%
Kellogg Co., 0.170%, 7–15–13 (B)	$5,000	5,000
Prudential Funding LLC (GTD by Prudential Financial Inc.), 0.070%, 7–1–13 (B)	2,444	2,444

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Straight-A Funding, LLC (GTD by Federal Financing Bank), 0.080%, 7–3–13 (B)	$4,000	$4,000
Total Capital Canada Ltd. (GTD by Total S.A.), 0.090%, 7–10–13 (B)	5,000	5,000
Virginia Electric and Power Company, 0.270%, 7–15–13 (B)	8,085	8,084

		24,528

TOTAL SHORT-TERM SECURITIES – 3.1%		$24,528
(Cost: $24,528)

TOTAL INVESTMENT SECURITIES – 100.0%		$795,482
(Cost: $555,272)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		351

NET ASSETS – 100.0%		$795,833

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2013.

The	following total return swap agreements were outstanding at June 30, 2013:

Counterparty	Notional Amount	Underlying Security	Termination Date	Financing Fee#	Unrealized Depreciation
JPMorgan	$12,719	Biotech Custom Index	10-1-13	1M LIBOR less 30 bps	$(271)

#	The Fund pays the financing fee multiplied by the notional amount each quarter. On the termination date of the swap contracts, the Fund will pay/receive the return of the underlying Index.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$770,954	$—	$—
Short-Term Securities	—	24,528	—
Total	$770,954	$24,528	$—

Liabilities
Swap Agreements	$—	$271	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	77

MANAGEMENT DISCUSSION

Tax-Managed Equity Fund	(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Waddell & Reed Advisors Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. Ms. Ross has managed the Fund since 2009 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Tax-Managed Equity Fund (Class A shares at net asset value)	15.26%
Waddell & Reed Advisors Tax-Managed Equity Fund (Class A shares including sales charges)	8.63%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	17.07%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	15.93%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Equity markets were up strong for the fiscal year, despite some volatility near the end of the period associated with Federal Reserve (Fed) commentary and rising credit fears in China and the U.S. The market rally over the past year has been primarily driven by price-to-earnings (P/E) multiple expansion as corporate earnings growth remains modest. Underpinning the strength in the market is growing conviction in the sustainability of the U.S. economic expansion given recent economic data; namely, steadily improving employment trends, rising consumer confidence, high levels of corporate profitability and ongoing strength in the housing market. As the fiscal year progressed, U.S. economic data continued to show positive signs, most notably on the employment front with improvement in payrolls and hourly earnings. In addition, the housing environment is improving with home price appreciation continuing. The resulting consumer confidence readings continue to grow, approaching pre-financial crisis levels. While manufacturing growth slowed modestly in the year, domestic corporations continue to see high-profit margins and strong balance sheets.

While the market’s initial reaction to the Fed’s suggestion that the tapering of quantitative easing could begin as early as September was negative, it should be noted that it remains contingent upon the U.S. economy remaining on solid footing. We expect the eventual slowdown in stimulus to be a gradual, orderly process and do not expect an actual increase in the federal funds rate for quite some time. All told, the U.S. remains a relative bright spot in the context of the overall global growth environment. European economies remain weak, but we are encouraged by the European Central Bank’s recent affirmation of its ongoing accommodative monetary policy. And while the growth rate in China is clearly moderating, we believe fears over lack of credit availability and a consequent “hard landing” will prove to be overblown.

Sources of strength, weakness

The Fund posted solid absolute returns for the year ending June 30, 2013, but underperformed its benchmark, the Russell 1000 Growth Index, and peer group. An underweight in health care, as well as stock selection in consumer staples was a negative contributor to performance. Stock selection in technology and an overweight in consumer discretionary stocks were the primary positive contributors in the period. Given the relatively high level of global economic and political turmoil over the past year, we view the market’s advance as quite impressive. It was not without periods of volatility, however. As we see these periodic episodes of macro-driven fears pressuring particular stocks and industries, we are being opportunistic when these situations present themselves.

We continue to seek companies that we believe possess unique product cycles and end markets that can perform well in a slow-growth environment. These companies have, in our view, established competitive advantages in large, growing markets, and generate above-average levels of profitability and sustained growth. With corporate profit margins at or near-record levels, earnings growth will increasingly be dependent on top-line growth. U.S. corporations have never been better positioned for such an environment given their rock-solid balance sheets and exceptional free-cash-flow generation. Currently the Fund’s largest areas of exposure are in information technology and consumer discretionary.

Outlook

Looking ahead, we continue to expect relatively slow economic growth as positive incremental developments are balanced against longer-term headwinds such as the normalization of monetary policy, higher taxes and lower government spending. We also continue to expect periodic reminders that the lingering effects of the global financial crisis have yet to be fully resolved. While earnings growth has slowed and managements remain relatively cautious, we anticipate profitability to remain strong and profits to grind higher over time. Revenue growth is likely to be challenging in the current slow-growth environment; thus, we continue to focus on those companies with unique product cycles and/or strong secular growth drivers.

A few areas where we see such opportunities include major credit card companies that benefit from the secular trend toward electronic payments, drug companies exhibiting improving pipeline productivity, integrated casino companies well-positioned for the ongoing expansion of the global gaming market and beneficiaries of the increasingly vibrant U.S. energy industry. In addition to our investment objective to seek out companies that provide growth of capital while minimizing taxable gains and income to shareholders, we continue to focus the Fund around finding firms that can

78	ANNUAL REPORT	2013

establish competitive advantages in large, growing markets and generate superior levels of profitability and growth over the long term. We believe top-line secular growth companies should be favored in today’s slow-growth environment.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Tax-Managed Equity Fund.

2013	ANNUAL REPORT	79

PORTFOLIO HIGHLIGHTS

Tax-Managed Equity Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	97.5%
Information Technology	24.2%
Consumer Discretionary	22.8%
Industrials	14.1%
Health Care	11.9%
Consumer Staples	8.9%
Materials	5.7%
Energy	5.1%
Telecommunication Services	2.8%
Financials	2.0%
Cash and Cash Equivalents	2.5%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	413/724	57
3 Year	389/612	64
5 Year	259/552	47
10 Year	36/367	10

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
MasterCard Incorporated, Class A	Information Technology
Visa Inc., Class A	Information Technology
Gilead Sciences, Inc.	Health Care
CBS Corporation, Class B	Consumer Discretionary
Las Vegas Sands, Inc.	Consumer Discretionary
Google Inc., Class A	Information Technology
Monsanto Company	Materials
NIKE, Inc., Class B	Consumer Discretionary
Philip Morris International Inc.	Consumer Staples

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

80	ANNUAL REPORT	2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Tax-Managed Equity Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C
1-year period ended 6-30-13	8.63%	10.02%	14.21%
5-year period ended 6-30-13	4.20%	4.24%	4.47%
10-year period ended 6-30-13	7.51%	7.13%	7.14%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2013	ANNUAL REPORT	81

BEFORE- AND AFTER-TAX RETURNS

Tax-Managed Equity Fund	(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 6-30-13		5-year period ended 6-30-13	10-year period ended 6-30-13
Class A
Before Taxes	8.63%		4.20%	7.51%
After Taxes on Distributions	8.15%		4.10%	7.46%
After Taxes on Distributions and Sale of Fund Shares	5.86%	(2)	3.33%	6.16%
Class B
Before Taxes	10.02%		4.24%	7.13%
After Taxes on Distributions	9.52%		4.15%	7.08%
After Taxes on Distributions and Sale of Fund Shares	6.68%	(2)	3.37%	5.82%
Class C
Before Taxes	14.21%		4.47%	7.14%
After Taxes on Distributions	14.21%		4.47%	7.14%
After Taxes on Distributions and Sale of Fund Shares	9.06%	(2)	3.55%	5.84%
Russell 1000 Growth Index(3)	17.07%		7.47%	7.40%

(1)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(2)	After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

(3)	Reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

82	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Tax-Managed Equity Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 3.5%
Boeing Company (The)	40	$4,118
Precision Castparts Corp.	19	4,249

		8,367

Apparel, Accessories & Luxury Goods – 0.9%
Under Armour, Inc., Class A (A)	36	2,162

Asset Management & Custody Banks – 2.0%
T. Rowe Price Group, Inc.	64	4,660

Automotive Retail – 1.2%
AutoZone, Inc. (A)	7	2,923

Biotechnology – 5.6%
Biogen Idec Inc. (A)	23	4,971
Gilead Sciences, Inc. (A)	161	8,235

		13,206

Brewers – 2.1%
Anheuser-Busch InBev S.A., ADR	55	4,928

Broadcasting – 4.5%
CBS Corporation, Class B	165	8,063
Discovery Holding Company, Class A (A)	32	2,502

		10,565

Casinos & Gaming – 5.4%
Las Vegas Sands, Inc.	146	7,727
Wynn Resorts, Limited	37	4,762

		12,489

Communications Equipment – 5.1%
Cisco Systems, Inc.	207	5,023
F5 Networks, Inc. (A)	49	3,385
QUALCOMM Incorporated	62	3,759

		12,167

Computer Hardware – 4.0%
Apple Inc.	24	9,526

Construction & Farm Machinery & Heavy Trucks – 1.2%
Caterpillar Inc.	34	2,829

Data Processing & Outsourced Services –7.4%
MasterCard Incorporated, Class A	16	9,077
Visa Inc., Class A	46	8,388

		17,465

Diversified Chemicals – 1.5%
PPG Industries, Inc.	25	3,675

Fertilizers & Agricultural Chemicals – 2.8%
Monsanto Company	65	6,442

Footwear – 2.6%
NIKE, Inc., Class B	99	6,279

COMMON STOCKS (Continued)	Shares	Value
Health Care Facilities – 3.9%
HCA Holdings, Inc.	138	$4,961
Universal Health Services, Inc., Class B	63	4,239

		9,200

Hotels, Resorts & Cruise Lines – 1.7%
Starwood Hotels & Resorts Worldwide, Inc.	62	3,930

Hypermarkets & Super Centers – 1.3%
Costco Wholesale Corporation	29	3,168

Industrial Machinery – 3.5%
Pall Corporation	54	3,594
Pentair, Inc.	82	4,754

		8,348

Internet Retail – 2.1%
Amazon.com, Inc. (A)	18	5,021

Internet Software & Services – 3.6%
Facebook, Inc., Class A (A)	76	1,899
Google Inc., Class A (A)	8	6,691

		8,590

Movies & Entertainment – 1.5%
Walt Disney Company (The)	58	3,631

Oil & Gas Equipment & Services – 5.1%
Halliburton Company	83	3,475
National Oilwell Varco, Inc.	51	3,507
Schlumberger Limited	72	5,167

		12,149

Packaged Foods & Meats – 1.0%
Mead Johnson Nutrition Company	30	2,409

Personal Products – 2.0%
Coty Inc., Class A (A)	60	1,033
Estee Lauder Companies, Inc. (The), Class A	58	3,781

		4,814

Pharmaceuticals – 2.4%
Allergan, Inc.	33	2,805
Bristol-Myers Squibb Company	67	2,977

		5,782

Railroads – 5.9%
Canadian Pacific Railway Limited	39	4,673
Kansas City Southern	49	5,235
Union Pacific Corporation	27	4,088

		13,996

Restaurants – 2.9%
Starbucks Corporation	69	4,513
YUM! Brands, Inc.	35	2,455

		6,968

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 0.6%
ASML Holding N.V., NY Registry Shares	19	$1,541

Semiconductors – 1.3%
Altera Corporation	94	3,094

Specialty Chemicals – 1.4%
Sherwin-Williams Company (The)	19	3,320

Systems Software – 2.2%
Oracle Corporation	78	2,399
VMware, Inc., Class A (A)	43	2,881

		5,280

Tobacco – 2.5%
Philip Morris International Inc.	66	5,691

Wireless Telecommunication Service – 2.8%
Crown Castle International Corp. (A)	38	2,758
SBA Communications Corporation (A)	53	3,921

		6,679

TOTAL COMMON STOCKS – 97.5%		$231,294
(Cost: $175,002)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 0.8%
L Oreal USA, Inc., 0.050%, 7–1–13 (B)	$1,916	1,916

Master Note – 1.5%
Toyota Motor Credit Corporation, 0.111%, 7–3–13 (C)	3,465	3,465

TOTAL SHORT-TERM SECURITIES – 2.3%		$5,381
(Cost: $5,381)

TOTAL INVESTMENT SECURITIES – 99.8%		$236,675
(Cost: $180,383)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		487

NET ASSETS – 100.0%		$237,162

2013	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS

Tax-Managed Equity Fund (in thousands)	JUNE 30, 2013

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2013.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$231,294	$—	$—
Short-Term Securities	—	5,381	—
Total	$231,294	$5,381	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

84	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Value Fund	(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2013. He has managed the Fund since 2003 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Value Fund (Class A shares at net asset value)	28.58%
Waddell & Reed Advisors Value Fund (Class A shares including sales charges)	21.19%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	25.32%
(generally reflects the performance of large-company value style stocks)
Lipper Large-Cap Value Funds Universe Average	24.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A slow go

The domestic economic environment has been resilient, although at very slow growth rates. Europe and Asia have had decelerating activity, while the U.S. has been more sideways. On the positive front, we have seen signs that both China and Europe are beginning to improve. Many investors continue to rotate quickly through stocks and sectors in search of growth or in an attempt to avoid problems. This is not our style. We invest long term in what we believe are high-quality companies that are significantly undervalued on an individual company basis, with additional understanding of any macro factors which may be relevant. We also emphasize experienced management teams that we believe can steer their firms through any environment.

Sources of strength, weakness

Before the effects of sales charges, the Fund slightly outperformed its benchmark and peer group for the period ending June 30, 2013.

Holdings in the Fund’s energy sector led performance for the period and added notably to returns. Investments in refineries and energy transportation (primarily pipelines) did very well even though the overall energy sector did not.

The largest area of weakness for the Fund was technology. While we believe our holdings in this area are quality companies at undervalued prices, we have not yet been rewarded for our investment. In addition, while many other growth-oriented technology stocks did well, the Fund’s value plays have not kept up.

Interestingly, our second biggest impact on performance was the Fund’s cash holdings. It is natural for us to hold a small cash reserve of about 4% of the Fund to deploy when we find attractive investments. However, when the market moves strongly upward, cash holdings are a relative drag on performance. Of course, in down markets cash offers the opposite effect, serving to boost relative performance.

We continue to pursue a strategy of buying what we believe are inexpensive stocks and diversifying Fund picks among economic sectors to reduce long-term volatility. The focus is on high free-cash-flow yielding industrial companies and low price-to-book ratios for financial companies. Currently, we have found more ideas in the energy and health care areas and some ideas in the financial areas. The Fund is underweight consumer staples, utilities and telecommunications due to a lack of quality ideas. Investments in these areas can and do shift when opportunities present themselves.

We continue to focus on investing by researching one company at a time and finding names that are trading substantially below our estimate of their true value. One illustrative example would be Target Corporation, a multi-line retailer with operations in both the U.S. and Canada. Over the past few years, the company has been quite successful at growing stores and earnings. At the end of 2001, Target spent roughly $2 billion to acquire 189 locations from ailing Canadian discount chain Zellers. While the company is currently in the process of converting most of the Zellers sites into Target stores, the elevated capital costs associated with this plan have depressed earnings in the interim. However, we believe that earnings should get a dramatic boost over the next three years once the Canadian stores start producing revenue. The market, overly anxious for immediate gratification, drove the stock from a high around $60 in 2011 to a price under $50 by the end of 2012. At the end of June, the stock was around $68 per share. Our valuation for the company is notably higher and recently, the Fund was able to acquire a position in the company at a price substantially below our estimate of fair value.

Outlook

We believe the coming fiscal year will almost certainly hold some surprises. While the Federal Reserve (Fed) has pulled back on certain stimulus measures that it implemented during the recession, it stands ready to provide more should the economy show signs of faltering. The real question to be answered is, “How strong will the U.S. economy be without monetary support?” Our guess is more of the same, slow growth, limited inflation and a gradual improvement in jobs and wages. Future wildcards include the election of a new Fed chairman and how Congress will address an ever-

2013	ANNUAL REPORT	85

MANAGEMENT DISCUSSION

Value Fund	(UNAUDITED)

increasing U.S. deficit. While these economic forces are clearly important factors, our management team’s first approach is at the company level. We continue to seek what we believe are quality, growing companies whose stocks are trading notably below what we consider fair value. This approach has served investors well over time and we continue to believe strongly that it will in the future.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The Fund may use derivatives to hedge various instruments for risk management purposes or to increase investment income or gain in the Fund. These techniques involve additional risk, as the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Value Fund.

86	ANNUAL REPORT	2013

PORTFOLIO HIGHLIGHTS

Value Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	95.1%
Energy	26.4%
Financials	24.0%
Health Care	18.0%
Consumer Discretionary	10.7%
Information Technology	6.9%
Materials	3.8%
Consumer Staples	2.7%
Industrials	2.6%
Cash and Cash Equivalents	4.9%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile
1 Year	39/471	9
3 Year	230/412	56
5 Year	69/359	20
10 Year	81/231	35

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
JPMorgan Chase & Co.	Financials
Access Midstream Partners, L.P.	Energy
Citigroup Inc.	Financials
Target Corporation	Consumer Discretionary
Time Warner Cable Inc.	Consumer Discretionary
Aetna Inc.	Health Care
Capital One Financial Corporation	Financials
ACE Limited	Financials
Xerox Corporation	Information Technology
Teva Pharmaceutical Industries Limited, ADR	Health Care

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2013	ANNUAL REPORT	87

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Value Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	21.19%	23.12%	27.46%	29.19%
5-year period ended 6-30-13	6.14%	6.05%	6.41%	7.95%
10-year period ended 6-30-13	6.80%	6.34%	6.46%	7.94%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

88	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Value Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 0.6%
General Dynamics Corporation	52	$4,104

Biotechnology – 1.7%
Amgen Inc.	115	11,346

Cable & Satellite – 3.5%
Time Warner Cable Inc.	207	23,227

Consumer Finance – 3.4%
Capital One Financial Corporation	359	22,549

Department Stores – 1.9%
Macy’s Inc.	259	12,408

Diversified Chemicals – 2.4%
Dow Chemical Company (The)	491	15,808

Drug Retail – 2.7%
CVS Caremark Corporation	315	17,989

Fertilizers & Agricultural Chemicals – 1.4%
Mosaic Company (The)	176	9,449

General Merchandise Stores – 3.5%
Target Corporation	346	23,791

Health Care Distributors – 1.9%
McKesson Corporation	111	12,755

Health Care Facilities – 2.5%
HCA Holdings, Inc.	455	16,396

Home Improvement Retail – 1.8%
Lowe’s Companies, Inc.	290	11,853

Industrial Machinery – 2.0%
Parker Hannifin Corporation	141	13,404

Integrated Oil & Gas – 2.7%
Occidental Petroleum Corporation	203	18,140

Investment Banking & Brokerage – 2.7%
Goldman Sachs Group, Inc. (The)	117	17,742

Life & Health Insurance – 2.5%
MetLife, Inc.	370	16,922

Managed Health Care – 8.4%
Aetna Inc.	357	22,659
UnitedHealth Group Incorporated	290	18,956
WellPoint, Inc.	183	14,977

		56,592

COMMON STOCKS (Continued)	Shares	Value
Office Electronics – 3.1%
Xerox Corporation	2,267	$20,558

Oil & Gas Exploration & Production – 4.0%
Berry Petroleum Company	393	16,611
Linn Energy, LLC	182	6,045
LinnCo LLC	102	3,803

		26,459

Oil & Gas Refining & Marketing – 5.0%
Marathon Petroleum Corporation (B)	256	18,196
Phillips 66 (B)	252	14,842

		33,038

Oil & Gas Storage & Transportation – 14.7%
Access Midstream Partners, L.P.	573	27,310
Atlas Pipeline Partners, L.P.	300	11,461
Kinder Morgan Management, LLC (A)	141	11,799
MarkWest Energy Partners, L.P.	253	16,886
Plains All American Pipeline, L.P.	236	13,146
Regency Energy Partners LP	635	17,128

		97,730

Other Diversified Financial Services – 8.8%
Citigroup Inc.	558	26,762
JPMorgan Chase & Co.	607	32,044

		58,806

Pharmaceuticals – 3.5%
Shire Pharmaceuticals Group plc, ADR	32	3,024
Teva Pharmaceutical Industries Limited, ADR (B)	512	20,055

		23,079

Property & Casualty Insurance – 3.3%
ACE Limited	246	22,012

Regional Banks – 1.4%
SunTrust Banks, Inc.	302	9,518

Reinsurance – 1.9%
RenaissanceRe Holdings Ltd.	143	12,420

Semiconductor Equipment – 2.0%
Lam Research Corporation (A)	295	13,080

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 1.8%
Oracle Corporation	398	$12,236

TOTAL COMMON STOCKS – 95.1%		$633,411
(Cost: $476,446)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 3.3%
Danaher Corporation, 0.110%, 7–23–13 (C)	$4,000	4,000
General Mills, Inc., 0.150%, 7–8–13 (C)	4,000	4,000
John Deere Canada ULC (GTD by Deere & Company), 0.090%, 7–11–13 (C)	2,202	2,202
Kellogg Co., 0.170%, 7–15–13 (C)	5,000	4,999
St. Jude Medical, Inc., 0.220%, 7–1–13 (C)	3,200	3,200
Total Capital Canada Ltd. (GTD by Total S.A.), 0.090%, 7–10–13 (C)	4,000	4,000

		22,401

Master Note – 0.6%
Toyota Motor Credit Corporation, 0.111%, 7–3–13 (D)	3,808	3,808

United States Government Agency Obligations – 0.3%
Overseas Private Investment Corporation (GTD by United States Government), 0.150%, 7–3–13 (D)	1,852	1,852

TOTAL SHORT-TERM SECURITIES – 4.2%		$28,061
(Cost: $28,061)

TOTAL INVESTMENT SECURITIES – 99.3%		$661,472
(Cost: $504,507)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		4,707

NET ASSETS – 100.0%		$666,179

2013	ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS

Value Fund (in thousands)	JUNE 30, 2013

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	Rate shown is the yield to maturity at June 30, 2013.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The	following written options were outstanding at June 30, 2013 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Atlas Pipeline Partners, L.P.	Citibank N.A.	Put	856	August 2013	$37.00	$107	$(113)
HollyFrontier Corporation	N/A	Put	382	September 2013	42.00	104	(103)
Marathon Petroleum Corporation	N/A	Call	342	July 2013	97.50	30	(1)
	N/A	Call	342	July 2013	100.00	59	(2)
Mosaic Company	N/A	Put	835	July 2013	55.00	54	(181)
	N/A	Put	660	September 2013	50.00	54	(96)
Phillips 66	N/A	Call	882	August 2013	80.00	83	(7)
Shire Pharmaceuticals Group plc, ADR	N/A	Put	282	July 2013	90.00	46	(16)
Teva Pharmaceutical Industries Limited, ADR	N/A	Call	682	August 2013	40.00	29	(42)

						$566	$(561)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$633,411	$—	$—
Short-Term Securities	—	28,061	—
Total	$633,411	$28,061	$—

Liabilities
Written Options	$448	$113	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

90	ANNUAL REPORT	2013

MANAGEMENT DISCUSSION

Vanguard Fund	(UNAUDITED)

Daniel P. Becker

Philip J. Sanders

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Waddell & Reed Advisors Vanguard Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2013. Mr. Becker has managed the Fund since 1998 and has 24 years of industry experience. Mr. Sanders has managed the Fund since 2007 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2013
Waddell & Reed Advisors Vanguard Fund (Class A shares at net asset value)	13.29%
Waddell & Reed Advisors Vanguard Fund (Class A shares including sales charges)	6.78%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	17.07%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	15.93%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Despite some volatility near the end of the fiscal year associated with Federal Reserve (Fed) commentary and rising credit fears in China, the U.S. equity market closed out the period in strong fashion. Underpinning the strength in the market is growing conviction in the sustainability of the U.S. economic expansion given recent economic data; namely, steadily improving employment trends, rising consumer confidence, high levels of corporate profitability and ongoing strength in the housing and auto markets. To be sure, economic growth remains very sluggish by historical standards, but underlying fundamentals appear strong enough to sustain a modest level of growth despite the recent rise in interest rates and ongoing challenges in international economies.

While the market’s initial reaction to the Fed’s suggestion that the tapering of quantitative easing could begin as early as September was negative, it should be noted that it remains contingent upon the U.S. economy remaining on solid footing. We expect the eventual slowdown in stimulus to be a gradual, orderly process and do not expect an actual increase in the federal funds rate for quite some time. All told, the U.S. remains a relative bright spot in the context of the overall global growth environment. European economies remain weak, but we are encouraged by the European Central Bank’s recent affirmation of its ongoing accommodative monetary policy. And while the growth rate in China is clearly moderating, we believe fears over lack of credit availability and a consequent “hard landing” will prove to be overblown.

Sources of strength, weakness

The Fund posted a positive return for the 12 months ending June 30, 2013, but underperformed its benchmark, Russell 1000 Growth Index, and peer group. Fund performance was hampered by an underweighting and unfavorable stock selection in health care, as well as underperformance in key consumer discretionary and consumer staples holdings. On a positive note, performance benefited from favorable stock selection in technology and an overweighting in the strong-performing consumer discretionary sector; however, this was not enough to offset the aforementioned factors. Given the relatively high level of global economic and political turmoil over the past year, we view the market’s advance as quite impressive. It was not without periods of volatility, however. As we see these periodic episodes of macro-driven fears pressuring particular stocks and industries, we are focused on becoming more opportunistic when these situations present themselves.

Strategies employed, sector emphasis

The Fund’s philosophy and investment process has remained consistent over time and continues to focus on identifying what we believe are structurally advantaged companies that can generate superior levels of profitability and growth over the long term. Our higher-quality focus did not prove particularly helpful over the course of the past fiscal year, but has resulted in a solid long-term record, and we believe it will be a positive factor in the future. With corporate profit margins at or near record levels, earnings growth will increasingly be dependent on top-line growth – something that will clearly be a challenge given the structural and economic headwinds that presently exist. The good news is that there are pockets of strength and global central banks remain very accommodative. In our opinion, U.S. corporations have never been better positioned for such an environment given their rock-solid balance sheets and exceptional free-cash-flow generation.

Outlook

Looking ahead, we continue to expect relatively slow economic growth as positive incremental developments are balanced against longer-term headwinds such as the normalization of monetary policy, higher taxes and lower government spending. We also continue to expect periodic reminders that the lingering effects of the global financial crisis have yet to be fully resolved. While earnings growth has slowed and managements remain relatively cautious, we anticipate profitability to remain strong and profits to grind higher over time. Revenue growth is likely to be challenging in the current slow-growth environment; thus, we continue to focus on those companies we believe have unique product cycles and/or strong secular growth drivers.

2013	ANNUAL REPORT	91

MANAGEMENT DISCUSSION

Vanguard Fund	(UNAUDITED)

A few areas where we see such opportunities include major credit card companies that benefit from the secular trend toward electronic payments, drug companies exhibiting improving pipeline productivity, integrated casino companies well-positioned for the ongoing expansion of the global gaming market and beneficiaries of the increasingly vibrant U.S. energy industry. Conversely, one area we continue to de-emphasize is the traditionally defensive consumer staples sector due to limited growth potential and unappealing valuations. We also believe that the market will continue to reward companies that use free cash flow to distribute more capital back to shareholders in the form of higher dividends or share repurchases. Consequently, companies that are embracing these shareholder-friendly capital return strategies, yet still fit our investment process, will remain an area of emphasis. Our investment style, which focuses on structurally advantaged companies with superior financial characteristics, could be a meaningful beneficiary of this trend.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Vanguard Fund.

92	ANNUAL REPORT	2013

PORTFOLIO HIGHLIGHTS

Vanguard Fund	ALL DATA IS AS OF JUNE 30, 2013 (UNAUDITED)

Asset Allocation

Stocks	98.4%
Consumer Discretionary	27.4%
Information Technology	24.4%
Industrials	14.4%
Health Care	12.8%
Consumer Staples	5.6%
Materials	4.7%
Energy	3.8%
Telecommunication Services	3.8%
Financials	1.5%
Cash and Cash Equivalents	1.6%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	578/724	80
3 Year	407/612	67
5 Year	414/552	75
10 Year	133/367	37

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
MasterCard Incorporated, Class A	Information Technology
Gilead Sciences, Inc.	Health Care
Visa Inc., Class A	Information Technology
Biogen Idec Inc.	Health Care
Las Vegas Sands, Inc.	Consumer Discretionary
Monsanto Company	Materials
Wynn Resorts, Limited	Consumer Discretionary
CBS Corporation, Class B	Consumer Discretionary
Canadian Pacific Railway Limited	Industrials
Google Inc., Class A	Information Technology

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2013	ANNUAL REPORT	93

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Vanguard Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-13	6.78%	7.78%	12.20%	13.64%
5-year period ended 6-30-13	2.72%	2.47%	2.83%	4.32%
10-year period ended 6-30-13	6.34%	5.73%	5.85%	7.34%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

94	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

Vanguard Fund (in thousands)	JUNE 30, 2013

COMMON STOCKS	Shares	Value
Aerospace & Defense – 3.6%
Boeing Company (The)	226	$23,162
Precision Castparts Corp.	113	25,448

		48,610

Apparel Retail – 0.7%
Limited Brands, Inc.	188	9,279

Apparel, Accessories & Luxury Goods – 0.7%
Under Armour, Inc., Class A (A)	171	10,216

Automotive Retail – 1.8%
AutoZone, Inc. (A)	50	21,354
O’Reilly Automotive, Inc. (A)	30	3,379

		24,733

Biotechnology – 9.1%
Biogen Idec Inc. (A)	267	57,394
Gilead Sciences, Inc. (A)	1,282	65,666

		123,060

Brewers – 2.2%
Anheuser-Busch InBev S.A., ADR	340	30,715

Broadcasting – 3.2%
CBS Corporation, Class B	904	44,174

Cable & Satellite – 0.9%
Time Warner Cable Inc.	112	12,620

Casinos & Gaming – 7.6%
Las Vegas Sands, Inc.	1,077	56,985
Wynn Resorts, Limited	355	45,453

		102,438

Communications Equipment –3.5%
Cisco Systems, Inc.	1,444	35,094
QUALCOMM Incorporated	200	12,204

		47,298

Computer Hardware – 2.6%
Apple Inc.	90	35,568

Construction & Farm Machinery & Heavy Trucks – 0.3%
Caterpillar Inc.	50	4,149

Data Processing & Outsourced Services –9.5%
MasterCard Incorporated, Class A	116	66,642
Visa Inc., Class A	349	63,853

		130,495

Diversified Chemicals – 1.4%
PPG Industries, Inc.	126	18,492

Fertilizers & Agricultural Chemicals – 3.3%
Monsanto Company	469	46,366

COMMON STOCKS (Continued)	Shares	Value
Footwear – 1.7%
NIKE, Inc., Class B	370	$23,549

Health Care Facilities – 1.5%
HCA Holdings, Inc.	577	20,821

Home Improvement Retail – 2.6%
Home Depot, Inc. (The)	458	35,443

Hotels, Resorts & Cruise Lines – 1.5%
Starwood Hotels & Resorts Worldwide, Inc.	324	20,486

Industrial Machinery – 2.7%
Pall Corporation	208	13,817
Pentair, Inc.	393	22,661

		36,478

Internet Retail – 2.1%
Amazon.com, Inc. (A)	102	28,324

Internet Software & Services – 3.2%
Facebook, Inc., Class A (A)	252	6,272
Google Inc., Class A (A)	42	37,240

		43,512

Motorcycle Manufacturers – 2.5%
Harley-Davidson, Inc.	631	34,591

Oil & Gas Equipment & Services – 3.8%
Core Laboratories N.V.	44	6,733
National Oilwell Varco, Inc.	303	20,897
Schlumberger Limited	338	24,220

		51,850

Personal Products – 0.9%
Coty Inc., Class A (A)	200	3,427
Estee Lauder Companies, Inc. (The), Class A	125	8,215

		11,642

Pharmaceuticals – 2.2%
Allergan, Inc.	156	13,141
Bristol-Myers Squibb Company	389	17,376

		30,517

Railroads – 7.8%
Canadian Pacific Railway Limited	343	41,682
Kansas City Southern	276	29,192
Union Pacific Corporation	236	36,395

		107,269

Restaurants – 2.1%
Starbucks Corporation	430	28,128

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 3.4%
Applied Materials, Inc.	2,198	$32,772
ASML Holding N.V., NY Registry Shares	187	14,758

		47,530

Semiconductors – 1.8%
Altera Corporation	509	16,786
Microchip Technology Incorporated	193	7,173

		23,959

Specialized Finance – 1.5%
CME Group Inc.	262	19,914

Systems Software – 0.4%
VMware, Inc., Class A (A)	75	5,004

Tobacco – 2.5%
Philip Morris International Inc.	389	33,661

Wireless Telecommunication Service – 3.8%
American Tower Corporation, Class A	255	18,622
Crown Castle International Corp. (A)	464	33,574

		52,196

TOTAL COMMON STOCKS – 98.4%		$1,343,087
(Cost: $991,458)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 2.5%
Campbell Soup Company,
0.150%, 7–2–13 (B)	$5,000	5,000
Siemens Capital Corp. (GTD by Siemens AG),
0.090%, 7–26–13 (B)	10,000	9,999
Total Capital Canada Ltd. (GTD by Total S.A.),
0.090%, 7–8–13 (B)	10,000	10,000
Total Capital S.A. (GTD by Total S.A.),
0.050%, 7–1–13 (B)	8,774	8,774

		33,773

2013	ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS

Vanguard Fund (in thousands)	JUNE 30, 2013

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corporation,
0.111%, 7–3–13 (C)	$1,718	$1,718

TOTAL SHORT-TERM SECURITIES – 2.6%		$35,491
(Cost: $35,491)

TOTAL INVESTMENT SECURITIES – 101.0%		$1,378,578
(Cost: $1,026,949)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0%)		(13,000)

NET ASSETS – 100.0%		$1,365,578

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2013.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,343,087	$—	$—
Short-Term Securities	—	35,491	—
Total	$1,343,087	$35,491	$—

As of June 30, 2013, there were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipt

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

96	ANNUAL REPORT	2013

STATEMENTS OF ASSETS AND LIABILITIES

Waddell & Reed Advisors Funds	AS OF JUNE 30, 2013

(In thousands, except per share amounts)	Accumulative Fund	Asset Strategy Fund(1)	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund
ASSETS
Investments in unaffiliated securities at value+	$1,142,297	$2,838,900	$859,261	$3,450,832	$703,418	$216,418	$502,707
Bullion at value+	—	251,024	—	—	—	—	—
Investments at Value	1,142,297	3,089,924	859,261	3,450,832	703,418	216,418	502,707
Cash	1	14,628	1	1	1	2	8,536
Cash denominated in foreign currencies at value+	—	5,294	—	—	—	—	—
Restricted cash+	—	3,947	—	—	—	—	4,963
Investment securities sold receivable	13,187	49,599	—	29,064	—	—	1,124
Dividends and interest receivable	1,208	13,153	2,190	4,123	1,272	168	1,221
Capital shares sold receivable	292	2,748	3,031	2,906	411	154	491
Unrealized appreciation on forward foreign currency contracts	—	5,527	—	—	—	—	4,962
Prepaid and other assets	59	72	78	104	43	28	50
Total Assets	1,157,044	3,184,892	864,561	3,487,030	705,145	216,770	524,054

LIABILITIES
Investment securities purchased payable	13,795	59,835	419	11,958	—	—	—
Capital shares redeemed payable	2,010	4,392	1,360	4,656	1,278	413	509
Trustees and Chief Compliance Officer fees payable	352	301	196	863	65	16	151
Distribution and service fees payable	22	70	18	71	15	5	10
Shareholder servicing payable	210	638	149	571	191	89	142
Investment management fee payable	62	164	48	177	40	15	35
Accounting services fee payable	22	22	18	22	17	7	13
Variation margin payable	—	1,584	—	—	—	—	—
Written options at value+	1,103	6,371	—	—	—	—	—
Other liabilities	23	744	18	53	19	11	32
Total Liabilities	17,599	74,121	2,226	18,371	1,625	556	892
Total Net Assets	$1,139,445	$3,110,771	$862,335	$3,468,659	$703,520	$216,214	$523,162

NET ASSETS
Capital paid in (shares authorized – unlimited)	$968,349	$2,556,681	$687,751	$2,317,361	$514,332	$179,260	$497,242
Undistributed (distributions in excess of) net investment income	1,908	10,904	690	6,357	1,910	(185)	3,385
Accumulated net realized gain (loss)	(75,439)	(74,857)	12,506	318,875	(23,886)	(37,189)	(43,324)
Net unrealized appreciation	244,627	618,043	161,388	826,066	211,164	74,328	65,859
Total Net Assets	$1,139,445	$3,110,771	$862,335	$3,468,659	$703,520	$216,214	$523,162

CAPITAL SHARES OUTSTANDING:
Class A	122,456	287,300	90,188	477,419	39,946	15,206	44,214
Class B	768	5,180	586	2,450	386	202	181
Class C	623	6,565	1,083	2,760	557	239	165
Class Y	371	5,994	597	11,741	97	132	5,217

NET ASSET VALUE PER SHARE:
Class A	$9.18	$10.21	$9.33	$7.02	$17.17	$13.72	$10.51
Class B	$8.22	$9.96	$9.27	$6.23	$16.88	$12.65	$9.60
Class C	$8.34	$9.99	$9.30	$6.33	$16.95	$12.96	$9.97
Class Y	$9.23	$10.25	$9.33	$7.05	$17.18	$14.20	$10.52

+COST
Investments in unaffiliated securities at cost	$897,668	$2,251,779	$697,873	$2,624,753	$492,254	$142,090	$442,133
Bullion at cost	—	222,977	—	—	—	—	—
Cash denominated in foreign currencies at cost	—	5,294	—	—	—	—	—
Written options premiums received at cost	1,102	5,681	—	—	—	—	—

(1)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	97

STATEMENTS OF ASSETS AND LIABILITIES

Waddell & Reed Advisors Funds	AS OF JUNE 30, 2013

(In thousands, except per share amounts)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund
ASSETS
Investments in unaffiliated securities at value+	$1,574,248	$2,308,348	$795,482	$236,675	$661,472	$1,378,578
Investments in affiliated securities at value+	—	618,809	—	—	—	—
Investments at Value	1,574,248	2,927,157	795,482	236,675	661,472	1,378,578
Cash	1	1	1	1	2	1
Restricted cash+	—	—	690	—	775	—
Investment securities sold receivable	7,921	—	4,858	2,906	7,318	7,988
Dividends and interest receivable	555	1,436	111	167	737	1,048
Capital shares sold receivable	902	2,486	682	191	962	550
Prepaid and other assets	53	63	30	27	37	61
Total Assets	1,583,680	2,931,143	801,854	239,967	671,303	1,388,226

LIABILITIES
Investment securities purchased payable	2,236	23,899	4,500	2,467	3,154	19,538
Capital shares redeemed payable	1,914	4,867	756	255	1,070	2,332
Trustees and Chief Compliance Officer fees payable	234	443	139	17	80	314
Distribution and service fees payable	32	60	17	5	14	27
Shareholder servicing payable	404	539	248	32	176	313
Investment management fee payable	108	196	54	13	38	75
Accounting services fee payable	22	22	18	7	14	22
Unrealized depreciation on swap agreements	—	—	271	—	—	—
Written options at value+	534	—	—	—	561	—
Other liabilities	31	46	18	9	17	27
Total Liabilities	5,515	30,072	6,021	2,805	5,124	22,648
Total Net Assets	$1,578,165	$2,901,071	$795,833	$237,162	$666,179	$1,365,578

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,089,263	$1,703,043	$496,052	$167,399	$495,056	$889,989
Undistributed (distributions in excess of) net investment income	(6,988)	(8,563)	(2,054)	(21)	5,298	(719)
Accumulated net realized gain	102,806	245,134	61,897	13,492	8,855	124,679
Net unrealized appreciation	393,084	961,457	239,938	56,292	156,970	351,629
Total Net Assets	$1,578,165	$2,901,071	$795,833	$237,162	$666,179	$1,365,578

CAPITAL SHARES OUTSTANDING:
Class A	134,979	203,890	43,916	15,861	42,652	133,952
Class B	1,257	2,138	739	52	360	881
Class C	1,255	1,530	690	256	436	771
Class Y	6,795	6,734	1,878	N/A	579	8,089

NET ASSET VALUE PER SHARE:
Class A	$10.93	$13.55	$16.87	$14.70	$15.14	$9.50
Class B	$8.65	$10.65	$14.09	$13.09	$14.40	$7.81
Class C	$8.89	$10.77	$14.66	$13.08	$14.59	$7.93
Class Y	$11.82	$14.76	$18.30	N/A	$15.21	$9.91

+COST
Investments in unaffiliated securities at cost	$1,181,184	$1,592,215	$555,272	$180,383	$504,507	$1,026,949
Investments in affiliated securities at cost	—	373,598	—	—	—	—
Written options premiums received at cost	554	—	—	—	566	—

See Accompanying Notes to Financial Statements.

98	ANNUAL REPORT	2013

STATEMENTS OF OPERATIONS

Waddell & Reed Advisors Funds	FOR THE YEAR ENDED JUNE 30, 2013

(In thousands)	Accumulative Fund	Asset Strategy Fund(1)	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund		International Growth Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$21,751	$60,055	$10,717	$53,318	$19,333	$2,209		$13,012
Foreign dividend withholding tax	(193)	(1,607)	(59)	(619)	(88)	(44)		(1,036)
Interest and amortization from unaffiliated securities	107	11,091	6,431	79	38	9		60
Foreign interest withholding tax	—	— *	—	—	—	—		(3)
Payment in-kind bond security income	—	6,551	—	—	—	—		—
Total Investment Income	21,665	76,090	17,089	52,778	19,283	2,174		12,033

EXPENSES
Investment management fee	7,755	19,870	5,044	20,571	5,152	1,773		4,354
Distribution and service fees:
Class A	2,750	7,180	1,754	7,754	1,778	502		1,137
Class B	73	574	57	161	75	28		20
Class C	52	677	86	155	97	32		18
Shareholder servicing:
Class A	2,225	6,187	1,331	5,706	2,035	911		1,396
Class B	55	259	34	108	54	27		20
Class C	24	194	28	63	40	17		11
Class Y	5	111	7	95	11	3		80
Registration fees	66	124	70	111	72	59		58
Custodian fees	22	239	17	44	14	12		79
Trustees and Chief Compliance Officer fees	115	203	67	313	48	13		52
Accounting services fee	260	260	185	260	181	83		142
Professional fees	59	233	40	128	43	27		46
Other	66	361	45	171	53	31		52
Total Expenses	13,527	36,472	8,765	35,640	9,653	3,518		7,465
Less:
Expenses in excess of limit	(587)	(100)	(144)	(631)	—	—		(153)
Total Net Expenses	12,940	36,372	8,621	35,009	9,653	3,518		7,312
Net Investment Income (Loss)	8,725	39,718	8,468	17,769	9,630	(1,344)		4,721

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	121,520	425,483	65,114	426,693	55,927	4,610		23,105
Futures contracts	—	(985)	—	—	—	—		—
Written options	389	15,232	—	—	—	—		—
Swap agreements	—	—	—	—	—	—		297
Forward foreign currency contracts	—	(13,769)	—	—	—	—		491
Foreign currency exchange transactions	(3)	(349)	(3)	—	—	—	*	(32)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	47,859	(7,553)	16,635	113,428	51,537	38,112		34,017
Futures contracts	—	(1,859)	—	—	—	—		—
Written options	(175)	(8,160)	—	—	—	—		—
Swap agreements	—	—	—	—	—	—		(701)
Forward foreign currency contracts	—	7,689	—	—	—	—		3,116
Foreign currency exchange transactions	1	(29)	—	4	—	—	*	77
Net Realized and Unrealized Gain	169,591	415,700	81,746	540,125	107,464	42,722		60,370
Net Increase in Net Assets Resulting from Operations	$178,316	$455,418	$90,214	$557,894	$117,094	$41,378		$65,091

*	Not shown due to rounding.

(1)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	99

STATEMENTS OF OPERATIONS

Waddell & Reed Advisors Funds	FOR THE YEAR ENDED JUNE 30, 2013

(In thousands)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$11,955	$15,062	$3,877	$3,483	$11,987	$20,291
Dividends from affiliated securities	—	571	—	—	—	—
Foreign dividend withholding tax	(12)	(240)	—	(27)	(81)	(166)
Interest and amortization from unaffiliated securities	68	932	23	13	42	48
Total Investment Income	12,011	16,325	3,900	3,469	11,948	20,173

EXPENSES
Investment management fee	12,570	20,807	6,226	1,465	3,942	9,548
Distribution and service fees:
Class A	3,502	5,947	1,702	554	1,362	3,265
Class B	119	223	111	8	58	79
Class C	108	140	97	31	58	61
Shareholder servicing:
Class A	4,014	5,106	2,442	322	1,687	3,231
Class B	87	140	88	3	45	62
Class C	51	63	42	9	27	33
Class Y	102	130	47	N/A	11	109
Registration fees	91	90	70	52	76	86
Custodian fees	29	69	27	9	14	30
Trustees and Chief Compliance Officer fees	115	199	59	14	41	124
Accounting services fee	260	260	188	89	152	260
Professional fees	70	108	49	21	45	68
Other	106	148	179	18	47	90
Total Expenses	21,224	33,430	11,327	2,595	7,565	17,046
Less:
Expenses in excess of limit	(200)	(200)	(146)	(31)	(57)	(300)
Total Net Expenses	21,024	33,230	11,181	2,564	7,508	16,746
Net Investment Income (Loss)	(9,013)	(16,905)	(7,281)	905	4,440	3,427

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	142,988	209,055	73,719	16,833	28,016	183,100
Investments in affiliated securities	—	62,026	—	—	—	—
Written options	3,074	1,854	—	—	(1,297)	—
Swap agreements	—	—	1,996	—	—	—
Forward foreign currency contracts	—	4,406	—	—	—	—
Foreign currency exchange transactions	(4)	(521)	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	128,653	372,452	73,356	13,892	109,363	(12,127)
Investments in affiliated securities	—	79,300	—	—	—	—
Written options	(375)	50	—	—	261	—
Swap agreements	—	—	(271)	—	—	—
Foreign currency exchange transactions	—	114	—	—	—	—
Net Realized and Unrealized Gain	274,336	728,736	148,800	30,725	136,343	170,973
Net Increase in Net Assets Resulting from Operations	$265,323	$711,831	$141,519	$31,630	$140,783	$174,400

See Accompanying Notes to Financial Statements.

100	ANNUAL REPORT	2013

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Accumulative Fund		Asset Strategy Fund		Continental Income Fund
(In thousands)	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13(1)	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$8,725	$(1,160)	$39,718	$30,365	$8,468	$7,421
Net realized gain on investments	121,906	30,625	425,612	30,299	65,111	31,665
Net change in unrealized appreciation (depreciation)	47,685	(39,602)	(9,912)	(370,445)	16,635	(19,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	178,316	(10,137)	455,418	(309,781)	90,214	19,283

Distributions to Shareholders From:
Net investment income:
Class A	(5,930)	(342)	(61,809)	(30,909)	(8,212)	(7,843)
Class B	(1)	—	(538)	(161)	(17)	(15)
Class C	(7)	—	(764)	(245)	(35)	(26)
Class Y	(24)	(8)	(2,431)	(802)	(73)	(87)
Net realized gains:
Class A	—	—	—	—	(29,299)	(12,045)
Class B	—	—	—	—	(255)	(139)
Class C	—	—	—	—	(373)	(134)
Class Y	—	—	—	—	(212)	(129)
Total Distributions to Shareholders	(5,962)	(350)	(65,542)	(32,117)	(38,476)	(20,418)
Capital Share Transactions	(129,765)	(164,891)	(123,809)	(226,403)	157,158	(21,424)
Net Increase (Decrease) in Net Assets	42,589	(175,378)	266,067	(568,301)	208,896	(22,559)
Net Assets, Beginning of Period	1,096,856	1,272,234	2,844,704	3,413,005	653,439	675,998
Net Assets, End of Period	$1,139,445	$1,096,856	$3,110,771	$2,844,704	$862,335	$653,439
Undistributed (distributions in excess of) net investment income	$1,908	$(852)	$10,904	$42,965	$690	$537

(1)	Consolidated Statement of Changes in Net Assets (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	101

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Core Investment Fund		Dividend Opportunities Fund		Energy Fund
(In thousands)	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$17,769	$8,794	$9,630	$9,878	$(1,344)	$(1,579)
Net realized gain (loss) on investments	426,693	90,546	55,927	10,732	4,610	(4,664)
Net change in unrealized appreciation (depreciation)	113,432	(35,829)	51,537	(41,900)	38,112	(51,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	557,894	63,511	117,094	(21,290)	41,378	(57,609)

Distributions to Shareholders From:
Net investment income:
Class A	(13,118)	(10,567)	(8,943)	(8,863)	—	—
Class B	—	—	(33)	(30)	—	—
Class C	—	—	(64)	(45)	—	—
Class Y	(440)	(162)	(160)	(27)	—	—
Net realized gains:
Class A	(179,972)	(134,267)	—	—	—	—
Class B	(1,057)	(1,003)	—	—	—	—
Class C	(994)	(750)	—	—	—	—
Class Y	(3,650)	(1,435)	—	—	—	—
Total Distributions to Shareholders	(199,231)	(148,184)	(9,200)	(8,965)	—	—
Capital Share Transactions	159,420	(60,350)	(121,761)	(30,229)	(18,283)	(21,334)
Net Increase (Decrease) in Net Assets	518,083	(145,023)	(13,867)	(60,484)	23,095	(78,943)
Net Assets, Beginning of Period	2,950,576	3,095,599	717,387	777,871	193,119	272,062
Net Assets, End of Period	$3,468,659	$2,950,576	$703,520	$717,387	$216,214	$193,119
Undistributed (distributions in excess of) net investment income	$6,357	$2,146	$1,910	$1,480	$(185)	$(400)

See Accompanying Notes to Financial Statements.

102	ANNUAL REPORT	2013

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	International Growth Fund		New Concepts Fund		Science and Technology Fund
(In thousands)	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,721	$4,322	$(9,013)	$(10,967)	$(16,905)	$(21,918)
Net realized gain on investments	23,861	21,008	146,058	54,292	276,820	63,446
Net change in unrealized appreciation (depreciation)	36,509	(76,787)	128,278	(145,818)	451,916	20,367
Net Increase (Decrease) in Net Assets Resulting from Operations	65,091	(51,457)	265,323	(102,493)	711,831	61,895

Distributions to Shareholders From:
Net investment income:
Class A	(745)	(7,249)	—	—	—	—
Class B	—	(11)	—	—	—	—
Class C	—	(13)	—	—	—	—
Class Y	(396)	(796)	—	—	—	—
Net realized gains:
Class A	—	—	(54,878)	(229,288)	(46,472)	(166,096)
Class B	—	—	(591)	(3,184)	(568)	(2,278)
Class C	—	—	(508)	(2,177)	(340)	(1,140)
Class Y	—	—	(2,475)	(7,356)	(1,552)	(5,692)
Total Distributions to Shareholders	(1,141)	(8,069)	(58,452)	(242,005)	(48,932)	(175,206)
Capital Share Transactions	(18,378)	(56,805)	(16,570)	180,747	(45,135)	(48,291)
Net Increase (Decrease) in Net Assets	45,572	(116,331)	190,301	(163,751)	617,764	(161,602)
Net Assets, Beginning of Period	477,590	593,921	1,387,864	1,551,615	2,283,307	2,444,909
Net Assets, End of Period	$523,162	$477,590	$1,578,165	$1,387,864	$2,901,071	$2,283,307
Undistributed (distributions in excess of) net investment income	$3,385	$(480)	$(6,988)	$(6,411)	$(8,563)	$(11,513)

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	103

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Small Cap Fund		Tax-Managed Equity Fund
(In thousands)	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(7,281)	$(8,838)	$905	$(152)
Net realized gain on investments	75,715	33,071	16,833	5,120
Net change in unrealized appreciation (depreciation)	73,085	(68,113)	13,892	(4,230)
Net Increase (Decrease) in Net Assets Resulting from Operations	141,519	(43,880)	31,630	738

Distributions to Shareholders From:
Net investment income:
Class A	—	—	(777)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	N/A	N/A
Net realized gains:
Class A	(32,824)	(59,388)	(5,459)	—
Class B	(651)	(1,636)	(22)	—
Class C	(533)	(1,113)	(85)	—
Class Y	(1,426)	(2,226)	N/A	N/A
Total Distributions to Shareholders	(35,434)	(64,363)	(6,343)	—
Capital Share Transactions	(13,307)	15,755	5,416	5,694
Net Increase (Decrease) in Net Assets	92,778	(92,488)	30,703	6,432
Net Assets, Beginning of Period	703,055	795,543	206,459	200,027
Net Assets, End of Period	$795,833	$703,055	$237,162	$206,459
Distributions in excess of net investment income	$(2,054)	$(2,096)	$(21)	$(163)

See Accompanying Notes to Financial Statements.

104	ANNUAL REPORT	2013

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Value Fund		Vanguard Fund
(In thousands)	Year ended 6-30-13	Year ended 6-30-12	Year ended 6-30-13	Year ended 6-30-12
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,440	$4,421	$3,427	$(1,669)
Net realized gain on investments	26,719	4,623	183,100	25,447
Net change in unrealized appreciation (depreciation)	109,624	(29,778)	(12,127)	6,132
Net Increase (Decrease) in Net Assets Resulting from Operations	140,783	(20,734)	174,400	29,910

Distributions to Shareholders From:
Net investment income:
Class A	(5,788)	(4,370)	(2,020)	—
Class B	(7)	(13)	—	—
Class C	(16)	(18)	—	—
Class Y	(116)	(50)	(211)	—
Net realized gains:
Class A	—	—	(55,379)	—
Class B	—	—	(400)	—
Class C	—	—	(303)	—
Class Y	—	—	(2,794)	—
Total Distributions to Shareholders	(5,927)	(4,451)	(61,107)	—
Capital Share Transactions	43,346	16,919	(105,330)	(80,380)
Net Increase (Decrease) in Net Assets	178,202	(8,266)	7,963	(50,470)
Net Assets, Beginning of Period	487,977	496,243	1,357,615	1,408,085
Net Assets, End of Period	$666,179	$487,977	$1,365,578	$1,357,615
Undistributed (distributions in excess of) net investment income	$5,298	$5,290	$(719)	$(1,920)

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	105

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ACCUMULATIVE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$7.87	$0.07	$1.29	$1.36	$(0.05)	$—	$(0.05)
Year ended 6-30-2012	7.90	(0.01)	(0.02)	(0.03)	— *	—	— *
Year ended 6-30-2011	5.93	0.00	1.98	1.98	(0.01)	—	(0.01)
Year ended 6-30-2010	5.43	0.03	0.50	0.53	(0.03)	—	(0.03)
Year ended 6-30-2009	7.96	0.04	(2.54)	(2.50)	(0.03)	—	(0.03)
Class B Shares
Year ended 6-30-2013	7.10	(0.04)	1.16	1.12	— *	—	— *
Year ended 6-30-2012	7.22	(0.10)	(0.02)	(0.12)	—	—	—
Year ended 6-30-2011	5.47	(0.08)	1.83	1.75	—	—	—
Year ended 6-30-2010	5.05	(0.05)	0.47	0.42	—	—	—
Year ended 6-30-2009	7.46	(0.03)	(2.38)	(2.41)	—	—	—
Class C Shares
Year ended 6-30-2013	7.19	(0.02)	1.18	1.16	(0.01)	—	(0.01)
Year ended 6-30-2012	7.29	(0.08)	(0.02)	(0.10)	—	—	—
Year ended 6-30-2011	5.52	(0.07)	1.84	1.77	—	—	—
Year ended 6-30-2010	5.09	(0.04)	0.47	0.43	—	—	—
Year ended 6-30-2009	7.50	(0.03)	(2.38)	(2.41)	—	—	—
Class Y Shares
Year ended 6-30-2013	7.90	0.09	1.30	1.39	(0.06)	—	(0.06)
Year ended 6-30-2012	7.92	0.02	(0.03)	(0.01)	(0.01)	—	(0.01)
Year ended 6-30-2011	5.94	0.03	1.98	2.01	(0.03)	—	(0.03)
Year ended 6-30-2010	5.44	0.04	0.50	0.54	(0.04)	—	(0.04)
Year ended 6-30-2009	7.99	0.05	(2.55)	(2.50)	(0.05)	—	(0.05)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

106	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$9.18	17.31%	$1,125	1.15%	0.79%	1.20%	0.74%	87%
Year ended 6-30-2012	7.87	-0.35	1,080	1.17	-0.09	1.22	-0.14	58
Year ended 6-30-2011	7.90	33.44	1,246	1.16	0.05	1.21	0.00	42
Year ended 6-30-2010	5.93	9.66	1,035	1.18	0.36	1.23	0.31	51
Year ended 6-30-2009	5.43	-31.42	1,132	1.21	0.60	1.25	0.56	64
Class B Shares
Year ended 6-30-2013	8.22	15.79	6	2.47	-0.53	2.51	-0.57	87
Year ended 6-30-2012	7.10	-1.66	8	2.46	-1.38	2.49	-1.41	58
Year ended 6-30-2011	7.22	31.99	15	2.34	-1.14	2.37	-1.17	42
Year ended 6-30-2010	5.47	8.32	18	2.36	-0.81	2.39	-0.84	51
Year ended 6-30-2009	5.05	-32.22	23	2.39	-0.58	2.42	-0.61	64
Class C Shares
Year ended 6-30-2013	8.34	16.16	5	2.18	-0.24	2.21	-0.27	87
Year ended 6-30-2012	7.19	-1.37	5	2.22	-1.13	2.26	-1.17	58
Year ended 6-30-2011	7.29	32.07	7	2.20	-0.99	2.23	-1.02	42
Year ended 6-30-2010	5.52	8.45	7	2.23	-0.68	2.26	-0.71	51
Year ended 6-30-2009	5.09	-32.13	8	2.28	-0.46	2.31	-0.49	64
Class Y Shares
Year ended 6-30-2013	9.23	17.65	3	0.86	1.09	0.90	1.05	87
Year ended 6-30-2012	7.90	-0.05	4	0.86	0.22	0.90	0.18	58
Year ended 6-30-2011	7.92	33.91	5	0.86	0.35	0.89	0.32	42
Year ended 6-30-2010	5.94	9.87	3	0.87	0.67	0.90	0.64	51
Year ended 6-30-2009	5.44	-31.17	3	0.97	0.85	1.00	0.82	64

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	107

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$8.96	$0.13	$1.34	$1.47	$(0.22)	$—	$(0.22)
Year ended 6-30-2012	9.98	0.10	(1.02)	(0.92)	(0.10)	—	(0.10)
Year ended 6-30-2011	7.98	0.07	2.02	2.09	(0.09)	—	(0.09)
Year ended 6-30-2010	7.40	0.06	0.55	0.61	(0.03)	—	(0.03)
Year ended 6-30-2009	12.72	0.12	(3.05)	(2.93)	(0.05)	(2.34)	(2.39)
Class B Shares
Year ended 6-30-2013	8.72	0.03	1.30	1.33	(0.09)	—	(0.09)
Year ended 6-30-2012	9.71	0.00	(0.97)	(0.97)	(0.02)	—	(0.02)
Year ended 6-30-2011	7.77	(0.01)	1.97	1.96	(0.02)	—	(0.02)
Year ended 6-30-2010	7.25	(0.02)	0.54	0.52	—	—	—
Year ended 6-30-2009	12.55	0.04	(3.01)	(2.97)	—	(2.33)	(2.33)
Class C Shares
Year ended 6-30-2013	8.75	0.05	1.30	1.35	(0.11)	—	(0.11)
Year ended 6-30-2012	9.74	0.02	(0.98)	(0.96)	(0.03)	—	(0.03)
Year ended 6-30-2011	7.79	0.00	1.97	1.97	(0.02)	—	(0.02)
Year ended 6-30-2010	7.27	(0.01)	0.53	0.52	—	—	—
Year ended 6-30-2009	12.56	0.04	(2.99)	(2.95)	—	(2.34)	(2.34)
Class Y Shares
Year ended 6-30-2013	9.01	0.15	1.35	1.50	(0.26)	—	(0.26)
Year ended 6-30-2012	10.03	0.12	(1.01)	(0.89)	(0.13)	—	(0.13)
Year ended 6-30-2011	8.00	0.10	2.03	2.13	(0.10)	—	(0.10)
Year ended 6-30-2010	7.44	0.09	0.54	0.63	(0.07)	—	(0.07)
Year ended 6-30-2009	12.75	0.15	(3.06)	(2.91)	(0.06)	(2.34)	(2.40)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

108	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$10.21	16.50%	$2,933	1.15%	1.33%	1.16%	1.32%	50%
Year ended 6-30-2012	8.96	-9.16	2,665	1.17	1.06	1.17	1.06	53
Year ended 6-30-2011	9.98	26.27	3,162	1.14	0.77	1.14	0.77	72
Year ended 6-30-2010	7.98	8.23	2,724	1.17	0.71	1.17	0.71	108
Year ended 6-30-2009	7.40	-21.19	2,461	1.20	1.34	1.20	1.34	304
Class B Shares
Year ended 6-30-2013	9.96	15.29	52	2.14	0.34	2.15	0.33	50
Year ended 6-30-2012	8.72	-9.98	59	2.13	0.04	2.13	0.04	53
Year ended 6-30-2011	9.71	25.22	90	2.05	-0.13	2.05	-0.13	72
Year ended 6-30-2010	7.77	7.17	102	2.06	-0.20	2.06	-0.20	108
Year ended 6-30-2009	7.25	-21.94	114	2.08	0.43	2.08	0.43	304
Class C Shares
Year ended 6-30-2013	9.99	15.48	66	1.97	0.51	1.98	0.50	50
Year ended 6-30-2012	8.75	-9.86	67	1.99	0.21	1.99	0.21	53
Year ended 6-30-2011	9.74	25.36	90	1.95	-0.04	1.95	-0.04	72
Year ended 6-30-2010	7.79	7.15	87	1.98	-0.10	1.98	-0.10	108
Year ended 6-30-2009	7.27	-21.79	85	2.01	0.51	2.01	0.51	304
Class Y Shares
Year ended 6-30-2013	10.25	16.82	60	0.84	1.47	0.85	1.46	50
Year ended 6-30-2012	9.01	-8.82	54	0.85	1.28	0.85	1.28	53
Year ended 6-30-2011	10.03	26.77	71	0.84	1.08	0.84	1.08	72
Year ended 6-30-2010	8.00	8.40	49	0.87	1.01	0.87	1.01	108
Year ended 6-30-2009	7.44	-20.92	44	0.88	1.71	0.88	1.71	304

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	109

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CONTINENTAL INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$8.70	$0.11	$1.04	$1.15	$(0.11)	$(0.41)	$(0.52)
Year ended 6-30-2012	8.70	0.10	0.18	0.28	(0.11)	(0.17)	(0.28)
Year ended 6-30-2011	7.23	0.10	1.86	1.96	(0.10)	(0.39)	(0.49)
Year ended 6-30-2010	6.57	0.09	0.65	0.74	(0.08)	—	(0.08)
Year ended 6-30-2009	7.97	0.11	(1.30)	(1.19)	(0.12)	(0.09)	(0.21)
Class B Shares
Year ended 6-30-2013	8.67	0.01	1.02	1.03	(0.03)	(0.40)	(0.43)
Year ended 6-30-2012	8.68	0.01	0.17	0.18	(0.02)	(0.17)	(0.19)
Year ended 6-30-2011	7.22	0.02	1.85	1.87	(0.02)	(0.39)	(0.41)
Year ended 6-30-2010	6.57	0.00	0.66	0.66	(0.01)	—	(0.01)
Year ended 6-30-2009	7.96	0.05	(1.29)	(1.24)	(0.06)	(0.09)	(0.15)
Class C Shares
Year ended 6-30-2013	8.68	0.03	1.04	1.07	(0.04)	(0.41)	(0.45)
Year ended 6-30-2012	8.69	0.02	0.17	0.19	(0.03)	(0.17)	(0.20)
Year ended 6-30-2011	7.23	0.03	1.85	1.88	(0.03)	(0.39)	(0.42)
Year ended 6-30-2010	6.57	0.02	0.66	0.68	(0.02)	—	(0.02)
Year ended 6-30-2009	7.96	0.05	(1.29)	(1.24)	(0.06)	(0.09)	(0.15)
Class Y Shares
Year ended 6-30-2013	8.70	0.13	1.04	1.17	(0.13)	(0.41)	(0.54)
Year ended 6-30-2012	8.70	0.13	0.17	0.30	(0.13)	(0.17)	(0.30)
Year ended 6-30-2011	7.23	0.13	1.86	1.99	(0.13)	(0.39)	(0.52)
Year ended 6-30-2010	6.57	0.11	0.65	0.76	(0.10)	—	(0.10)
Year ended 6-30-2009	7.97	0.14	(1.30)	(1.16)	(0.15)	(0.09)	(0.24)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

110	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$9.33	13.72%	$840	1.18%	1.19%	1.20%	1.17%	49%
Year ended 6-30-2012	8.70	3.42	636	1.20	1.18	1.22	1.16	37
Year ended 6-30-2011	8.70	27.65	654	1.21	1.27	1.23	1.25	32
Year ended 6-30-2010	7.23	11.25	552	1.25	1.16	1.27	1.14	68
Year ended 6-30-2009	6.57	-14.84	547	1.28	1.63	1.28	1.63	31
Class B Shares
Year ended 6-30-2013	9.27	12.50	6	2.34	0.06	2.36	0.04	49
Year ended 6-30-2012	8.67	2.21	6	2.32	0.06	2.34	0.04	37
Year ended 6-30-2011	8.68	26.25	9	2.27	0.21	2.29	0.19	32
Year ended 6-30-2010	7.22	10.07	9	2.36	0.06	2.38	0.04	68
Year ended 6-30-2009	6.57	-15.61	11	2.29	0.61	2.29	0.61	31
Class C Shares
Year ended 6-30-2013	9.30	12.74	10	2.06	0.32	2.08	0.30	49
Year ended 6-30-2012	8.68	2.38	7	2.11	0.28	2.13	0.26	37
Year ended 6-30-2011	8.69	26.37	7	2.14	0.35	2.16	0.33	32
Year ended 6-30-2010	7.23	10.31	5	2.20	0.21	2.22	0.19	68
Year ended 6-30-2009	6.57	-15.55	6	2.23	0.68	2.23	0.68	31
Class Y Shares
Year ended 6-30-2013	9.33	14.04	6	0.89	1.49	0.91	1.47	49
Year ended 6-30-2012	8.70	3.74	4	0.89	1.57	0.91	1.55	37
Year ended 6-30-2011	8.70	28.05	6	0.90	1.59	0.92	1.57	32
Year ended 6-30-2010	7.23	11.59	5	0.92	1.49	0.94	1.47	68
Year ended 6-30-2009	6.57	-14.55	4	0.95	1.98	0.95	1.98	31

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	111

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORE INVESTMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital		Total Distributions
Class A Shares
Year ended 6-30-2013	$6.30	$0.04	$1.12	$1.16	$(0.03)	$(0.41)	$—		$(0.44)
Year ended 6-30-2012	6.49	0.02	0.11	0.13	(0.02)	(0.30)	—		(0.32)
Year ended 6-30-2011	4.70	0.02	1.78	1.80	(0.01)	—	—		(0.01)
Year ended 6-30-2010	4.10	0.01	0.61	0.62	(0.02)	—	—	*	(0.02)
Year ended 6-30-2009	5.75	0.04	(1.64)	(1.60)	(0.03)	(0.02)	—		(0.05)
Class B Shares
Year ended 6-30-2013	5.66	(0.04)	1.01	0.97	—	(0.40)	—		(0.40)
Year ended 6-30-2012	5.92	(0.05)	0.09	0.04	—	(0.30)	—		(0.30)
Year ended 6-30-2011	4.33	(0.04)	1.63	1.59	—	—	—		—
Year ended 6-30-2010	3.80	(0.05)	0.58	0.53	—	—	—		—
Year ended 6-30-2009	5.34	(0.01)	(1.53)	(1.54)	—	— *	—		— *
Class C Shares
Year ended 6-30-2013	5.74	(0.03)	1.02	0.99	—	(0.40)	—		(0.40)
Year ended 6-30-2012	5.98	(0.04)	0.10	0.06	—	(0.30)	—		(0.30)
Year ended 6-30-2011	4.37	(0.03)	1.64	1.61	—	—	—		—
Year ended 6-30-2010	3.83	(0.04)	0.58	0.54	—	—	—		—
Year ended 6-30-2009	5.36	(0.01)	(1.52)	(1.53)	—	— *	—		— *
Class Y Shares
Year ended 6-30-2013	6.32	0.06	1.13	1.19	(0.05)	(0.41)	—		(0.46)
Year ended 6-30-2012	6.51	0.04	0.10	0.14	(0.03)	(0.30)	—		(0.33)
Year ended 6-30-2011	4.71	0.04	1.79	1.83	(0.03)	—	—		(0.03)
Year ended 6-30-2010	4.10	0.03	0.61	0.64	(0.03)	—	—	*	(0.03)
Year ended 6-30-2009	5.75	0.06	(1.65)	(1.59)	(0.05)	(0.01)	—		(0.06)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

112	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$7.02	19.22%	$3,354	1.09%	0.56%	1.11%	0.54%	68%
Year ended 6-30-2012	6.30	2.68	2,867	1.12	0.32	1.15	0.29	58
Year ended 6-30-2011	6.49	38.39	3,021	1.12	0.35	1.14	0.33	79
Year ended 6-30-2010	4.70	15.04	2,343	1.16	0.18	1.18	0.16	102
Year ended 6-30-2009	4.10	-27.78	2,197	1.19	0.89	1.21	0.87	129
Class B Shares
Year ended 6-30-2013	6.23	17.90	15	2.34	-0.68	2.36	-0.70	68
Year ended 6-30-2012	5.66	1.26	17	2.38	-0.93	2.40	-0.95	58
Year ended 6-30-2011	5.92	36.72	23	2.31	-0.85	2.33	-0.87	79
Year ended 6-30-2010	4.33	13.95	24	2.37	-1.03	2.39	-1.05	102
Year ended 6-30-2009	3.80	-28.78	28	2.41	-0.35	2.43	-0.37	129
Class C Shares
Year ended 6-30-2013	6.33	18.15	17	2.07	-0.41	2.09	-0.43	68
Year ended 6-30-2012	5.74	1.60	14	2.11	-0.67	2.13	-0.69	58
Year ended 6-30-2011	5.98	36.84	16	2.12	-0.64	2.14	-0.66	79
Year ended 6-30-2010	4.37	14.10	12	2.18	-0.85	2.20	-0.87	102
Year ended 6-30-2009	3.83	-28.49	11	2.26	-0.18	2.28	-0.20	129
Class Y Shares
Year ended 6-30-2013	7.05	19.67	83	0.80	0.85	0.82	0.83	68
Year ended 6-30-2012	6.32	2.82	53	0.82	0.62	0.84	0.60	58
Year ended 6-30-2011	6.51	38.91	35	0.82	0.62	0.84	0.60	79
Year ended 6-30-2010	4.71	15.48	47	0.83	0.54	0.85	0.52	102
Year ended 6-30-2009	4.10	-27.53	32	0.83	1.27	0.85	1.25	129

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	113

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVIDEND OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$14.85	$0.21	$2.31	$2.52	$(0.20)	$—	$(0.20)
Year ended 6-30-2012	15.44	0.20	(0.65)	(0.45)	(0.14)	—	(0.14)
Year ended 6-30-2011	11.54	0.13	3.91	4.04	(0.14)	—	(0.14)
Year ended 6-30-2010	11.07	0.12	0.47	0.59	(0.12)	—	(0.12)
Year ended 6-30-2009	16.09	0.14	(5.02)	(4.88)	(0.14)	—	(0.14)
Class B Shares
Year ended 6-30-2013	14.64	0.03	2.28	2.31	(0.07)	—	(0.07)
Year ended 6-30-2012	15.25	0.03	(0.60)	(0.57)	(0.04)	—	(0.04)
Year ended 6-30-2011	11.43	(0.02)	3.87	3.85	(0.03)	—	(0.03)
Year ended 6-30-2010	10.97	(0.01)	0.47	0.46	—	—	—
Year ended 6-30-2009	15.95	0.01	(4.97)	(4.96)	(0.02)	—	(0.02)
Class C Shares
Year ended 6-30-2013	14.69	0.07	2.29	2.36	(0.10)	—	(0.10)
Year ended 6-30-2012	15.29	0.07	(0.62)	(0.55)	(0.05)	—	(0.05)
Year ended 6-30-2011	11.46	0.00	3.88	3.88	(0.05)	—	(0.05)
Year ended 6-30-2010	10.99	0.01	0.47	0.48	(0.01)	—	(0.01)
Year ended 6-30-2009	15.97	0.03	(4.98)	(4.95)	(0.03)	—	(0.03)
Class Y Shares
Year ended 6-30-2013	14.85	0.28	2.31	2.59	(0.26)	—	(0.26)
Year ended 6-30-2012	15.45	0.26	(0.68)	(0.42)	(0.18)	—	(0.18)
Year ended 6-30-2011	11.54	0.16	3.95	4.11	(0.20)	—	(0.20)
Year ended 6-30-2010	11.08	0.17	0.47	0.64	(0.18)	—	(0.18)
Year ended 6-30-2009	16.09	0.19	(5.02)	(4.83)	(0.18)	—	(0.18)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Based on average weekly shares outstanding.

114	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$17.17	17.11%	$686	1.29%	1.33%	36%
Year ended 6-30-2012	14.85	-2.55	698	1.32	1.43	43
Year ended 6-30-2011	15.44	35.15	749	1.30	0.91	40
Year ended 6-30-2010	11.54	5.28	553	1.33	0.96	50
Year ended 6-30-2009	11.07	-30.36	512	1.40	1.21	25
Class B Shares
Year ended 6-30-2013	16.88	15.81	7	2.48	0.17	36
Year ended 6-30-2012	14.64	-3.71	8	2.47	0.24	43
Year ended 6-30-2011	15.25	33.69	14	2.38	-0.16	40
Year ended 6-30-2010	11.43	4.19	13	2.40	-0.08	50
Year ended 6-30-2009	10.97	-31.06	17	2.42	0.12	25
Class C Shares
Year ended 6-30-2013	16.95	16.17	9	2.17	0.46	36
Year ended 6-30-2012	14.69	-3.51	10	2.23	0.49	43
Year ended 6-30-2011	15.29	33.92	13	2.22	-0.01	40
Year ended 6-30-2010	11.46	4.36	11	2.24	0.06	50
Year ended 6-30-2009	10.99	-30.96	14	2.30	0.27	25
Class Y Shares
Year ended 6-30-2013	17.18	17.63	2	0.89	1.71	36
Year ended 6-30-2012	14.85	-2.22	1	0.91	1.84	43
Year ended 6-30-2011	15.45	35.77	2	0.92	1.19	40
Year ended 6-30-2010	11.54	5.63	11	0.92	1.37	50
Year ended 6-30-2009	11.08	-30.00	10	0.96	1.66	25

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	115

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$11.21	$(0.08)	$2.59	$2.51	$—	$—	$—
Year ended 6-30-2012	14.38	(0.08)	(3.09)	(3.17)	—	—	—
Year ended 6-30-2011	9.72	(0.09)	4.75	4.66	—	—	—
Year ended 6-30-2010	8.99	(0.06)	0.79	0.73	—	—	—
Year ended 6-30-2009	17.73	(0.06)	(8.46)	(8.52)	—	(0.22)	(0.22)
Class B Shares
Year ended 6-30-2013	10.47	(0.22)	2.40	2.18	—	—	—
Year ended 6-30-2012	13.59	(0.22)	(2.90)	(3.12)	—	—	—
Year ended 6-30-2011	9.29	(0.22)	4.52	4.30	—	—	—
Year ended 6-30-2010	8.68	(0.16)	0.77	0.61	—	—	—
Year ended 6-30-2009	17.32	(0.17)	(8.26)	(8.43)	—	(0.21)	(0.21)
Class C Shares
Year ended 6-30-2013	10.68	(0.18)	2.46	2.28	—	—	—
Year ended 6-30-2012	13.81	(0.18)	(2.95)	(3.13)	—	—	—
Year ended 6-30-2011	9.41	(0.18)	4.58	4.40	—	—	—
Year ended 6-30-2010	8.77	(0.14)	0.78	0.64	—	—	—
Year ended 6-30-2009	17.43	(0.14)	(8.31)	(8.45)	—	(0.21)	(0.21)
Class Y Shares
Year ended 6-30-2013	11.53	(0.01)	2.68	2.67	—	—	—
Year ended 6-30-2012	14.71	(0.01)	(3.17)	(3.18)	—	—	—
Year ended 6-30-2011	9.89	(0.02)	4.84	4.82	—	—	—
Year ended 6-30-2010	9.09	0.01	0.79	0.80	—	—	—
Year ended 6-30-2009	17.93	0.01	(8.57)	(8.56)	—	(0.28)	(0.28)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Based on average weekly shares outstanding.

116	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$13.72	22.48%	$208	1.66%	-0.62%	22%
Year ended 6-30-2012	11.21	-22.05	185	1.68	-0.67	22
Year ended 6-30-2011	14.38	47.94	258	1.63	-0.69	26
Year ended 6-30-2010	9.72	8.12	178	1.71	-0.53	25
Year ended 6-30-2009	8.99	-47.91	162	1.82	-0.58	10
Class B Shares
Year ended 6-30-2013	12.65	20.82	3	2.93	-1.88	22
Year ended 6-30-2012	10.47	-22.96	3	2.89	-1.89	22
Year ended 6-30-2011	13.59	46.29	5	2.72	-1.78	26
Year ended 6-30-2010	9.29	7.03	5	2.79	-1.61	25
Year ended 6-30-2009	8.68	-48.50	5	2.95	-1.73	10
Class C Shares
Year ended 6-30-2013	12.96	21.44	3	2.52	-1.47	22
Year ended 6-30-2012	10.68	-22.67	3	2.50	-1.50	22
Year ended 6-30-2011	13.81	46.76	6	2.43	-1.49	26
Year ended 6-30-2010	9.41	7.30	5	2.51	-1.34	25
Year ended 6-30-2009	8.77	-48.30	5	2.66	-1.44	10
Class Y Shares
Year ended 6-30-2013	14.20	23.16	2	1.10	-0.06	22
Year ended 6-30-2012	11.53	-21.62	2	1.11	-0.12	22
Year ended 6-30-2011	14.71	48.74	3	1.10	-0.16	26
Year ended 6-30-2010	9.89	8.80	2	1.12	0.07	25
Year ended 6-30-2009	9.09	-47.53	2	1.15	0.07	10

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	117

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$9.24	$0.09	$1.20	$1.29	$(0.02)	$—	$(0.02)
Year ended 6-30-2012	10.26	0.08	(0.95)	(0.87)	(0.15)	—	(0.15)
Year ended 6-30-2011	7.54	0.14	2.64	2.78	(0.06)	—	(0.06)
Year ended 6-30-2010	7.12	0.06	0.45	0.51	(0.09)	—	(0.09)
Year ended 6-30-2009	10.16	0.08	(3.04)	(2.96)	(0.08)	—	(0.08)
Class B Shares
Year ended 6-30-2013	8.54	(0.06)	1.12	1.06	—	—	—
Year ended 6-30-2012	9.51	(0.06)	(0.88)	(0.94)	(0.03)	—	(0.03)
Year ended 6-30-2011	7.03	0.00	2.48	2.48	—	—	—
Year ended 6-30-2010	6.65	(0.04)	0.43	0.39	(0.01)	—	(0.01)
Year ended 6-30-2009	9.50	(0.02)	(2.83)	(2.85)	—	—	—
Class C Shares
Year ended 6-30-2013	8.84	(0.02)	1.15	1.13	—	—	—
Year ended 6-30-2012	9.82	(0.02)	(0.90)	(0.92)	(0.06)	—	(0.06)
Year ended 6-30-2011	7.24	0.03	2.55	2.58	—	—	—
Year ended 6-30-2010	6.85	(0.03)	0.44	0.41	(0.02)	—	(0.02)
Year ended 6-30-2009	9.75	0.00	(2.90)	(2.90)	—	—	—
Class Y Shares
Year ended 6-30-2013	9.26	0.13	1.21	1.34	(0.08)	—	(0.08)
Year ended 6-30-2012	10.29	0.13	(0.97)	(0.84)	(0.19)	—	(0.19)
Year ended 6-30-2011	7.55	0.18	2.66	2.84	(0.10)	—	(0.10)
Year ended 6-30-2010	7.13	0.11	0.44	0.55	(0.13)	—	(0.13)
Year ended 6-30-2009	10.18	0.12	(3.05)	(2.93)	(0.12)	—	(0.12)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

118	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$10.51	14.04%	$464	1.46%	0.89%	1.49%	0.86%	44%
Year ended 6-30-2012	9.24	-8.39	424	1.50	0.83	1.53	0.80	30
Year ended 6-30-2011	10.26	36.98	525	1.48	1.47	1.51	1.44	58
Year ended 6-30-2010	7.54	7.04	431	1.52	0.75	1.55	0.72	88
Year ended 6-30-2009	7.12	-29.01	448	1.59	1.13	1.62	1.10	85
Class B Shares
Year ended 6-30-2013	9.60	12.41	2	2.91	-0.63	2.94	-0.66	44
Year ended 6-30-2012	8.54	-9.83	2	2.96	-0.75	2.99	-0.78	30
Year ended 6-30-2011	9.51	35.28	4	2.82	0.02	2.85	-0.01	58
Year ended 6-30-2010	7.03	5.81	5	2.72	-0.56	2.75	-0.59	88
Year ended 6-30-2009	6.65	-30.00	8	2.89	-0.31	2.92	-0.34	85
Class C Shares
Year ended 6-30-2013	9.97	12.78	2	2.52	-0.24	2.55	-0.27	44
Year ended 6-30-2012	8.84	-9.38	2	2.55	-0.27	2.58	-0.30	30
Year ended 6-30-2011	9.82	35.64	3	2.53	0.37	2.56	0.34	58
Year ended 6-30-2010	7.24	5.97	3	2.49	-0.31	2.52	-0.34	88
Year ended 6-30-2009	6.85	-29.74	4	2.66	0.00	2.69	-0.03	85
Class Y Shares
Year ended 6-30-2013	10.52	14.46	55	1.05	1.30	1.08	1.27	44
Year ended 6-30-2012	9.26	-8.06	50	1.06	1.38	1.09	1.35	30
Year ended 6-30-2011	10.29	37.73	62	1.06	1.88	1.09	1.85	58
Year ended 6-30-2010	7.55	7.49	46	1.06	1.30	1.09	1.27	88
Year ended 6-30-2009	7.13	-28.62	23	1.07	1.74	1.10	1.71	85

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	119

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NEW CONCEPTS FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$9.53	$(0.06)	$1.87	$1.81	$—	$(0.41)	$(0.41)
Year ended 6-30-2012	12.27	(0.08)	(0.67)	(0.75)	—	(1.99)	(1.99)
Year ended 6-30-2011	8.81	(0.04)	3.91	3.87	—	(0.41)	(0.41)
Year ended 6-30-2010	6.98	(0.03)	1.86	1.83	—	—	—
Year ended 6-30-2009	10.31	(0.02)	(1.99)	(2.01)	—	(1.32)	(1.32)
Class B Shares
Year ended 6-30-2013	7.71	(0.15)	1.50	1.35	—	(0.41)	(0.41)
Year ended 6-30-2012	10.37	(0.16)	(0.59)	(0.75)	—	(1.91)	(1.91)
Year ended 6-30-2011	7.48	(0.13)	3.31	3.18	—	(0.29)	(0.29)
Year ended 6-30-2010	5.99	(0.11)	1.60	1.49	—	—	—
Year ended 6-30-2009	9.21	(0.09)	(1.82)	(1.91)	—	(1.31)	(1.31)
Class C Shares
Year ended 6-30-2013	7.89	(0.13)	1.54	1.41	—	(0.41)	(0.41)
Year ended 6-30-2012	10.55	(0.15)	(0.59)	(0.74)	—	(1.92)	(1.92)
Year ended 6-30-2011	7.61	(0.12)	3.36	3.24	—	(0.30)	(0.30)
Year ended 6-30-2010	6.08	(0.10)	1.63	1.53	—	—	—
Year ended 6-30-2009	9.31	(0.08)	(1.84)	(1.92)	—	(1.31)	(1.31)
Class Y Shares
Year ended 6-30-2013	10.23	(0.02)	2.02	2.00	—	(0.41)	(0.41)
Year ended 6-30-2012	13.01	(0.05)	(0.70)	(0.75)	—	(2.03)	(2.03)
Year ended 6-30-2011	9.33	0.00	4.15	4.15	—	(0.47)	(0.47)
Year ended 6-30-2010	7.36	0.01	1.96	1.97	—	—	—
Year ended 6-30-2009	10.78	0.02	(2.08)	(2.06)	—	(1.36)	(1.36)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

120	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$10.93	19.55%	$1,476	1.41%	-0.61%	1.42%	-0.62%	38%
Year ended 6-30-2012	9.53	-5.52	1,308	1.43	-0.76	1.45	-0.78	48
Year ended 6-30-2011	12.27	44.44	1,458	1.41	-0.32	1.43	-0.34	55
Year ended 6-30-2010	8.81	26.22	1,040	1.48	-0.33	1.50	-0.35	55
Year ended 6-30-2009	6.98	-16.42	832	1.59	-0.23	1.61	-0.25	35
Class B Shares
Year ended 6-30-2013	8.65	18.30	11	2.62	-1.81	2.63	-1.82	38
Year ended 6-30-2012	7.71	-6.64	13	2.58	-1.91	2.60	-1.93	48
Year ended 6-30-2011	10.37	42.91	21	2.49	-1.39	2.51	-1.41	55
Year ended 6-30-2010	7.48	24.88	19	2.58	-1.43	2.60	-1.45	55
Year ended 6-30-2009	5.99	-17.48	20	2.78	-1.42	2.80	-1.44	35
Class C Shares
Year ended 6-30-2013	8.89	18.52	11	2.35	-1.54	2.37	-1.56	38
Year ended 6-30-2012	7.89	-6.44	11	2.38	-1.71	2.40	-1.73	48
Year ended 6-30-2011	10.55	43.01	13	2.35	-1.27	2.37	-1.29	55
Year ended 6-30-2010	7.61	25.17	9	2.44	-1.29	2.46	-1.31	55
Year ended 6-30-2009	6.08	-17.35	8	2.63	-1.27	2.65	-1.29	35
Class Y Shares
Year ended 6-30-2013	11.82	20.08	80	1.02	-0.22	1.03	-0.23	38
Year ended 6-30-2012	10.23	-5.11	56	1.03	-0.45	1.05	-0.47	48
Year ended 6-30-2011	13.01	45.03	59	1.02	0.03	1.04	0.01	55
Year ended 6-30-2010	9.33	26.77	12	1.04	0.10	1.06	0.08	55
Year ended 6-30-2009	7.36	-15.93	11	1.05	0.31	1.07	0.29	35

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	121

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2013	$10.45	$(0.08)	$3.41	$3.33	$—	$(0.23)	$(0.23)
Year ended 6-30-2012	11.06	(0.10)	0.32	0.22	—	(0.83)	(0.83)
Year ended 6-30-2011	8.56	(0.09)	2.80	2.71	—	(0.21)	(0.21)
Year ended 6-30-2010	7.76	(0.05)	0.89	0.84	—	(0.04)	(0.04)
Year ended 6-30-2009	10.44	(0.02)	(1.86)	(1.88)	—	(0.80)	(0.80)
Class B Shares
Year ended 6-30-2013	8.36	(0.17)	2.69	2.52	—	(0.23)	(0.23)
Year ended 6-30-2012	9.03	(0.18)	0.25	0.07	—	(0.74)	(0.74)
Year ended 6-30-2011	7.10	(0.17)	2.31	2.14	—	(0.21)	(0.21)
Year ended 6-30-2010	6.51	(0.13)	0.76	0.63	—	(0.04)	(0.04)
Year ended 6-30-2009	8.97	(0.10)	(1.62)	(1.72)	—	(0.74)	(0.74)
Class C Shares
Year ended 6-30-2013	8.43	(0.16)	2.73	2.57	—	(0.23)	(0.23)
Year ended 6-30-2012	9.10	(0.16)	0.24	0.08	—	(0.75)	(0.75)
Year ended 6-30-2011	7.14	(0.16)	2.33	2.17	—	(0.21)	(0.21)
Year ended 6-30-2010	6.54	(0.12)	0.76	0.64	—	(0.04)	(0.04)
Year ended 6-30-2009	9.01	(0.09)	(1.64)	(1.73)	—	(0.74)	(0.74)
Class Y Shares
Year ended 6-30-2013	11.33	(0.04)	3.70	3.66	—	(0.23)	(0.23)
Year ended 6-30-2012	11.92	(0.07)	0.35	0.28	—	(0.87)	(0.87)
Year ended 6-30-2011	9.18	(0.06)	3.01	2.95	—	(0.21)	(0.21)
Year ended 6-30-2010	8.29	(0.02)	0.95	0.93	—	(0.04)	(0.04)
Year ended 6-30-2009	11.06	0.01	(1.96)	(1.95)	—	(0.82)	(0.82)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

122	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$13.55	32.42%	$2,763	1.32%	-0.67%	1.33%	-0.68%	50%
Year ended 6-30-2012	10.45	3.40	2,169	1.37	-0.99	1.38	-1.00	42
Year ended 6-30-2011	11.06	31.80	2,317	1.35	-0.86	1.36	-0.87	44
Year ended 6-30-2010	8.56	10.79	1,893	1.39	-0.57	1.40	-0.58	46
Year ended 6-30-2009	7.76	-16.07	1,802	1.42	-0.23	1.43	-0.24	51
Class B Shares
Year ended 6-30-2013	10.65	30.81	23	2.49	-1.84	2.50	-1.85	50
Year ended 6-30-2012	8.36	2.19	23	2.56	-2.17	2.57	-2.18	42
Year ended 6-30-2011	9.03	30.30	32	2.47	-1.97	2.48	-1.98	44
Year ended 6-30-2010	7.10	9.64	34	2.52	-1.69	2.53	-1.70	46
Year ended 6-30-2009	6.51	-17.08	40	2.62	-1.44	2.63	-1.45	51
Class C Shares
Year ended 6-30-2013	10.77	31.15	16	2.31	-1.66	2.32	-1.67	50
Year ended 6-30-2012	8.43	2.31	13	2.38	-1.99	2.39	-2.00	42
Year ended 6-30-2011	9.10	30.55	15	2.35	-1.85	2.36	-1.86	44
Year ended 6-30-2010	7.14	9.74	13	2.40	-1.58	2.41	-1.59	46
Year ended 6-30-2009	6.54	-17.08	12	2.55	-1.36	2.56	-1.37	51
Class Y Shares
Year ended 6-30-2013	14.76	32.81	99	1.01	-0.35	1.02	-0.36	50
Year ended 6-30-2012	11.33	3.71	78	1.03	-0.64	1.04	-0.65	42
Year ended 6-30-2011	11.92	32.28	81	1.02	-0.53	1.03	-0.54	44
Year ended 6-30-2010	9.18	11.19	63	1.04	-0.22	1.05	-0.23	46
Year ended 6-30-2009	8.29	-15.72	60	1.03	0.17	1.04	0.16	51

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	123

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2013	$14.70	$(0.15)	$3.08	$2.93	$—	$(0.76)	$—	$(0.76)
Year ended 6-30-2012	17.19	(0.18)	(0.88)	(1.06)	—	(1.43)	—	(1.43)
Year ended 6-30-2011	11.87	(0.16)	5.48	5.32	—	—	—	—
Year ended 6-30-2010	9.26	(0.14)	2.75	2.61	—	—	—	—
Year ended 6-30-2009	11.43	(0.12)	(2.01)	(2.13)	—	—	(0.04)	(0.04)
Class B Shares
Year ended 6-30-2013	12.54	(0.28)	2.59	2.31	—	(0.76)	—	(0.76)
Year ended 6-30-2012	15.08	(0.30)	(0.81)	(1.11)	—	(1.43)	—	(1.43)
Year ended 6-30-2011	10.53	(0.27)	4.82	4.55	—	—	—	—
Year ended 6-30-2010	8.29	(0.23)	2.47	2.24	—	—	—	—
Year ended 6-30-2009	10.29	(0.20)	(1.80)	(2.00)	—	—	—	—
Class C Shares
Year ended 6-30-2013	12.97	(0.24)	2.69	2.45	—	(0.76)	—	(0.76)
Year ended 6-30-2012	15.49	(0.27)	(0.82)	(1.09)	—	(1.43)	—	(1.43)
Year ended 6-30-2011	10.79	(0.25)	4.95	4.70	—	—	—	—
Year ended 6-30-2010	8.48	(0.21)	2.52	2.31	—	—	—	—
Year ended 6-30-2009	10.50	(0.18)	(1.84)	(2.02)	—	—	—	—
Class Y Shares
Year ended 6-30-2013	15.81	(0.09)	3.34	3.25	—	(0.76)	—	(0.76)
Year ended 6-30-2012	18.28	(0.12)	(0.92)	(1.04)	—	(1.43)	—	(1.43)
Year ended 6-30-2011	12.56	(0.08)	5.80	5.72	—	—	—	—
Year ended 6-30-2010	9.74	(0.08)	2.90	2.82	—	—	—	—
Year ended 6-30-2009	11.93	(0.06)	(2.09)	(2.15)	—	—	(0.04)	(0.04)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

124	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$16.87	21.06%	$742	1.52%	-0.98%	1.54%	-1.00%	40%
Year ended 6-30-2012	14.70	-5.14	655	1.54	-1.27	1.56	-1.29	51
Year ended 6-30-2011	17.19	44.82	734	1.52	-1.06	1.54	-1.08	65
Year ended 6-30-2010	11.87	28.19	510	1.62	-1.23	1.64	-1.25	58
Year ended 6-30-2009	9.26	-18.53	373	1.79	-1.41	1.81	-1.43	87
Class B Shares
Year ended 6-30-2013	14.09	19.70	10	2.70	-2.15	2.72	-2.17	40
Year ended 6-30-2012	12.54	-6.26	12	2.70	-2.42	2.72	-2.44	51
Year ended 6-30-2011	15.08	43.21	21	2.58	-2.10	2.60	-2.12	65
Year ended 6-30-2010	10.53	27.02	21	2.68	-2.28	2.70	-2.30	58
Year ended 6-30-2009	8.29	-19.44	23	2.85	-2.47	2.87	-2.49	87
Class C Shares
Year ended 6-30-2013	14.66	20.14	10	2.34	-1.80	2.36	-1.82	40
Year ended 6-30-2012	12.97	-5.95	10	2.37	-2.09	2.39	-2.11	51
Year ended 6-30-2011	15.49	43.56	13	2.33	-1.87	2.35	-1.89	65
Year ended 6-30-2010	10.79	27.24	11	2.45	-2.05	2.47	-2.07	58
Year ended 6-30-2009	8.48	-19.24	9	2.65	-2.27	2.67	-2.29	87
Class Y Shares
Year ended 6-30-2013	18.30	21.62	34	1.05	-0.52	1.07	-0.54	40
Year ended 6-30-2012	15.81	-4.70	26	1.05	-0.77	1.07	-0.79	51
Year ended 6-30-2011	18.28	45.54	28	1.04	-0.53	1.06	-0.55	65
Year ended 6-30-2010	12.56	28.95	195	1.05	-0.66	1.07	-0.68	58
Year ended 6-30-2009	9.74	-17.92	145	1.06	-0.68	1.08	-0.70	87

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	125

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2013	$13.14	$0.06	$1.90	$1.96	$(0.05)	$(0.35)	$—	$(0.40)
Year ended 6-30-2012	13.10	(0.01)	0.05	0.04	—	—	—	—
Year ended 6-30-2011	9.85	0.01	3.26	3.27	(0.02)	—	—	(0.02)
Year ended 6-30-2010	9.32	0.00	0.54	0.54	— *	—	(0.01)	(0.01)
Year ended 6-30-2009	11.65	0.00	(2.33)	(2.33)	—	—	—	—
Class B Shares
Year ended 6-30-2013	11.82	(0.07)	1.69	1.62	—	(0.35)	—	(0.35)
Year ended 6-30-2012	11.90	(0.12)	0.04	(0.08)	—	—	—	—
Year ended 6-30-2011	9.01	(0.09)	2.98	2.89	—	—	—	—
Year ended 6-30-2010	8.61	(0.08)	0.48	0.40	—	—	—	—
Year ended 6-30-2009	10.86	(0.09)	(2.16)	(2.25)	—	—	—	—
Class C Shares
Year ended 6-30-2013	11.80	(0.06)	1.69	1.63	—	(0.35)	—	(0.35)
Year ended 6-30-2012	11.87	(0.11)	0.04	(0.07)	—	—	—	—
Year ended 6-30-2011	8.99	(0.09)	2.97	2.88	—	—	—	—
Year ended 6-30-2010	8.58	(0.08)	0.49	0.41	—	—	—	—
Year ended 6-30-2009	10.83	(0.08)	(2.17)	(2.25)	—	—	—	—

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

126	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$14.70	15.26%	$233	1.12%	0.42%	1.14%	0.40%	42%
Year ended 6-30-2012	13.14	0.31	203	1.14	-0.06	1.15	-0.07	37
Year ended 6-30-2011	13.10	33.22	195	1.14	0.08	1.15	0.07	43
Year ended 6-30-2010	9.85	5.78	133	1.18	0.06	1.19	0.05	33
Year ended 6-30-2009	9.32	-20.00	111	1.32	0.00	1.33	-0.01	44
Class B Shares
Year ended 6-30-2013	13.09	14.02	1	2.16	-0.60	—	—	42
Year ended 6-30-2012	11.82	-0.67	1	2.14	-1.06	—	—	37
Year ended 6-30-2011	11.90	32.08	1	2.07	-0.83	—	—	43
Year ended 6-30-2010	9.01	4.65	2	2.11	-0.87	—	—	33
Year ended 6-30-2009	8.61	-20.72	2	2.31	-1.02	—	—	44
Class C Shares
Year ended 6-30-2013	13.08	14.21	3	2.03	-0.49	—	—	42
Year ended 6-30-2012	11.80	-0.59	3	2.06	-0.98	—	—	37
Year ended 6-30-2011	11.87	32.04	4	2.05	-0.82	—	—	43
Year ended 6-30-2010	8.99	4.78	3	2.08	-0.83	—	—	33
Year ended 6-30-2009	8.58	-20.78	3	2.25	-0.95	—	—	44

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	127

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital		Total Distributions
Class A Shares
Year ended 6-30-2013	$11.91	$0.11	$3.27	$3.38	$(0.15)	$—	$—		$(0.15)
Year ended 6-30-2012	12.55	0.11	(0.64)	(0.53)	(0.11)	—	—		(0.11)
Year ended 6-30-2011	9.82	0.02	2.71	2.73	—	—	—		—
Year ended 6-30-2010	8.27	0.04	1.59	1.63	(0.07)	—	(0.01)		(0.08)
Year ended 6-30-2009	11.09	0.12	(2.82)	(2.70)	(0.12)	—	—		(0.12)
Class B Shares
Year ended 6-30-2013	11.35	(0.05)	3.11	3.06	(0.01)	—	—		(0.01)
Year ended 6-30-2012	12.01	(0.02)	(0.62)	(0.64)	(0.02)	—	—		(0.02)
Year ended 6-30-2011	9.49	(0.11)	2.63	2.52	—	—	—		—
Year ended 6-30-2010	8.02	(0.07)	1.54	1.47	— *	—	—	*	— *
Year ended 6-30-2009	10.74	0.03	(2.72)	(2.69)	(0.03)	—	—		(0.03)
Class C Shares
Year ended 6-30-2013	11.48	(0.01)	3.16	3.15	(0.04)	—	—		(0.04)
Year ended 6-30-2012	12.13	0.01	(0.63)	(0.62)	(0.03)	—	—		(0.03)
Year ended 6-30-2011	9.57	(0.09)	2.65	2.56	—	—	—		—
Year ended 6-30-2010	8.08	(0.05)	1.55	1.50	(0.01)	—	—	*	(0.01)
Year ended 6-30-2009	10.81	0.04	(2.74)	(2.70)	(0.03)	—	—		(0.03)
Class Y Shares
Year ended 6-30-2013	11.96	0.17	3.28	3.45	(0.20)	—	—		(0.20)
Year ended 6-30-2012	12.64	0.17	(0.66)	(0.49)	(0.19)	—	—		(0.19)
Year ended 6-30-2011	9.83	0.04	2.77	2.81	—	—	—		—
Year ended 6-30-2010	8.28	0.09	1.59	1.68	(0.12)	—	(0.01)		(0.13)
Year ended 6-30-2009	11.11	0.16	(2.81)	(2.65)	(0.18)	—	—		(0.18)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

128	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$15.14	28.58%	$646	1.32%	0.80%	1.33%	0.79%	62%
Year ended 6-30-2012	11.91	-4.12	473	1.39	0.98	1.40	0.97	70
Year ended 6-30-2011	12.55	27.80	474	1.37	0.16	1.38	0.15	48
Year ended 6-30-2010	9.82	19.70	324	1.43	0.36	1.44	0.35	58
Year ended 6-30-2009	8.27	-24.23	248	1.52	1.41	1.53	1.40	72
Class B Shares
Year ended 6-30-2013	14.40	27.12	5	2.54	-0.38	2.55	-0.39	62
Year ended 6-30-2012	11.35	-5.34	6	2.60	-0.23	2.61	-0.24	70
Year ended 6-30-2011	12.01	26.55	11	2.48	-0.98	2.49	-0.99	48
Year ended 6-30-2010	9.49	18.38	13	2.50	-0.68	2.51	-0.69	58
Year ended 6-30-2009	8.02	-25.03	16	2.55	0.37	2.56	0.36	72
Class C Shares
Year ended 6-30-2013	14.59	27.46	6	2.23	-0.10	2.24	-0.11	62
Year ended 6-30-2012	11.48	-5.09	6	2.32	0.06	2.33	0.05	70
Year ended 6-30-2011	12.13	26.75	9	2.29	-0.78	2.30	-0.79	48
Year ended 6-30-2010	9.57	18.55	9	2.35	-0.55	2.36	-0.56	58
Year ended 6-30-2009	8.08	-24.94	7	2.48	0.44	2.49	0.43	72
Class Y Shares
Year ended 6-30-2013	15.21	29.19	9	0.91	1.26	0.92	1.25	62
Year ended 6-30-2012	11.96	-3.75	3	0.93	1.44	0.94	1.43	70
Year ended 6-30-2011	12.64	28.59	3	0.92	0.34	0.93	0.33	48
Year ended 6-30-2010	9.83	20.28	26	0.93	0.87	0.94	0.86	58
Year ended 6-30-2009	8.28	-23.78	23	0.94	2.03	0.95	2.02	72

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	129

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VANGUARD FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2013	$8.78	$0.02	$1.10	$1.12	$(0.01)	$(0.39)	$—	$(0.40)
Year ended 6-30-2012	8.57	(0.01)	0.22	0.21	—	—	—	—
Year ended 6-30-2011	6.49	(0.01)	2.10	2.09	(0.01)	—	—	(0.01)
Year ended 6-30-2010	6.03	0.00	0.48	0.48	(0.01)	—	(0.01)	(0.02)
Year ended 6-30-2009	9.07	0.02	(2.51)	(2.49)	— *	(0.55)	—	(0.55)
Class B Shares
Year ended 6-30-2013	7.37	(0.08)	0.91	0.83	—	(0.39)	—	(0.39)
Year ended 6-30-2012	7.28	(0.10)	0.19	0.09	—	—	—	—
Year ended 6-30-2011	5.58	(0.08)	1.78	1.70	—	—	—	—
Year ended 6-30-2010	5.23	(0.07)	0.42	0.35	—	—	—	—
Year ended 6-30-2009	8.04	(0.05)	(2.23)	(2.28)	—	(0.53)	—	(0.53)
Class C Shares
Year ended 6-30-2013	7.45	(0.06)	0.93	0.87	—	(0.39)	—	(0.39)
Year ended 6-30-2012	7.35	(0.09)	0.19	0.10	—	—	—	—
Year ended 6-30-2011	5.63	(0.08)	1.80	1.72	—	—	—	—
Year ended 6-30-2010	5.27	(0.06)	0.42	0.36	—	—	—	—
Year ended 6-30-2009	8.08	(0.05)	(2.23)	(2.28)	—	(0.53)	—	(0.53)
Class Y Shares
Year ended 6-30-2013	9.13	0.05	1.15	1.20	(0.03)	(0.39)	—	(0.42)
Year ended 6-30-2012	8.88	0.02	0.23	0.25	—	—	—	—
Year ended 6-30-2011	6.71	0.02	2.17	2.19	(0.02)	—	—	(0.02)
Year ended 6-30-2010	6.23	0.02	0.51	0.53	(0.04)	—	(0.01)	(0.05)
Year ended 6-30-2009	9.36	0.06	(2.61)	(2.55)	(0.04)	(0.54)	—	(0.58)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

130	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2013	$9.50	13.29%	$1,273	1.21%	0.24%	1.23%	0.22%	78%
Year ended 6-30-2012	8.78	2.45	1,260	1.22	-0.13	1.24	-0.15	46
Year ended 6-30-2011	8.57	32.12	1,289	1.23	-0.09	1.25	-0.11	87
Year ended 6-30-2010	6.49	8.00	1,015	1.26	0.07	1.29	0.04	68
Year ended 6-30-2009	6.03	-26.72	997	1.29	0.34	1.32	0.31	69
Class B Shares
Year ended 6-30-2013	7.81	11.78	7	2.50	-1.06	2.52	-1.08	78
Year ended 6-30-2012	7.37	1.24	9	2.50	-1.40	2.52	-1.42	46
Year ended 6-30-2011	7.28	30.47	14	2.43	-1.27	2.45	-1.29	87
Year ended 6-30-2010	5.58	6.69	15	2.46	-1.12	2.49	-1.15	68
Year ended 6-30-2009	5.23	-27.65	19	2.50	-0.88	2.53	-0.91	69
Class C Shares
Year ended 6-30-2013	7.93	12.20	6	2.26	-0.81	2.28	-0.83	78
Year ended 6-30-2012	7.45	1.36	6	2.31	-1.22	2.33	-1.24	46
Year ended 6-30-2011	7.35	30.55	7	2.32	-1.17	2.34	-1.19	87
Year ended 6-30-2010	5.63	6.83	7	2.37	-1.03	2.40	-1.06	68
Year ended 6-30-2009	5.27	-27.52	8	2.42	-0.80	2.45	-0.83	69
Class Y Shares
Year ended 6-30-2013	9.91	13.64	80	0.86	0.57	0.88	0.55	78
Year ended 6-30-2012	9.13	2.82	83	0.86	0.20	0.88	0.18	46
Year ended 6-30-2011	8.88	32.59	98	0.86	0.25	0.88	0.23	87
Year ended 6-30-2010	6.71	8.48	49	0.87	0.49	0.90	0.46	68
Year ended 6-30-2009	6.23	-26.47	50	0.88	0.77	0.91	0.74	69

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	131

NOTES TO FINANCIAL STATEMENTS

Waddell & Reed Advisors Funds	JUNE 30, 2013

1.	ORGANIZATION

Waddell & Reed Advisors Funds, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund (each, a Fund) are 13 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (WRIMCO or the Manager).

Each Fund (except Tax-Managed Equity Fund, which does not offer Class Y shares) offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended June 30, 2013, management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2008.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that

132	ANNUAL REPORT	2013

cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Refer to the Funds’ prospectus and statement of additional information regarding the risks associated with owning shares in the Funds.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO considers advantageous.

The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Loans. Certain Funds may invest in senior secured corporate loans (“loans”) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Loans are generally readily marketable, but some loans may be illiquid or may be subject to some restrictions on resale.

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Certain loans contain provisions that obligate a Fund to fund future commitments at the borrower’s discretion. See Note 11 in the Notes to the Financial Statements for more information regarding commitments.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Estimates. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events. Cynthia P. Prince-Fox, who has 30 years of industry experience, became portfolio manager of Waddell & Reed Advisors Dividend Opportunities Fund on July 2, 2013. Prior to that date, the Fund had been managed by David P. Ginther, CFA, since its inception in 2003.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the Net Asset Value (“NAV”) of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or WRSCO pursuant to instructions from the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. WRSCO has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee and appropriate consultation with the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair

134	ANNUAL REPORT	2013

value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

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Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. A substantial majority of OTC derivative products valued using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. Transfers in and out of Level 3 represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of June 30, 2013, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

136	ANNUAL REPORT	2013

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Each Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Swap Agreements. Each Fund may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain

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derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following tables present the offsetting of assets and liabilities as of June 30, 2013:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Asset Strategy Fund
Investments in unaffiliated securities at value*	$11,747	$—	$11,747	$(3,210)	$(700)	$(1,966)	$5,871
Unrealized appreciation on forward foreign currency	5,527	—	5,527	—	—	(3,890)	1,637
Total	$17,274	$—	$17,274	$(3,210)	$(700)	$(5,856)	$7,508

International Growth Fund
Unrealized appreciation on forward foreign currency contracts	$4,962	$—	$4,962	$—	$—	$(1,010)	$3,952

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Asset Strategy Fund
Written options at value	$3,677	$—	$3,677	$(3,210)	$—	$(467)	$—

New Concepts Fund
Written options at value	$534	$—	$534	$—	$—	$—	$534

Small Cap Fund
Unrealized depreciation on swap agreements	$271	$—	$271	$—	$—	$(271)	$—

Value Fund
Written options at value	$113	$—	$113	$—	$—	$(113)	$—

138	ANNUAL REPORT	2013

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of June 30, 2013:

		Assets			Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value		Statement of Assets & Liabilities Location	Value
Accumulative Fund	Equity	Investments in unaffiliated securities at value*	$—	*	Written options at value	$1,103
Asset Strategy Fund	Commodity				Unrealized depreciation on futures contracts**	1,859
	Equity	Investments in unaffiliated securities at value*	15,667		Written options at value	6,372
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	5,527			—
International Growth Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	4,962			—
New Concepts Fund	Equity	Investments in unaffiliated securities at value*	1,159		Written options at value	534
Small Cap Fund	Equity		—		Unrealized depreciation on swap agreements	271
Value Fund	Equity		—		Written options at value	561

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.
**	The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended June 30, 2013.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended June 30, 2013:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Accumulative Fund	Equity	$(2,387)	$—	$—	$389	$—	$(1,998)
Asset Strategy Fund	Equity	(20,153)	—	—	19,343	—	(810)
	Foreign currency	(1,953)	—	—	(4,111)	(13,769)	(19,833)
	Interest rate	—	—	(985)	—	—	(985)
International Growth Fund	Equity	—	297	—	—	—	297
	Foreign currency	—	—	—	—	491	491
New Concepts Fund	Equity	(4,173)	—	—	3,074	—	(1,099)
Science and Technology Fund	Equity	850	—	—	1,854	—	2,704
	Foreign currency	—	—	—	—	4,406	4,406
Small Cap Fund	Equity	—	1,996	—	—	—	1,996
Value Fund	Equity	—	—	—	(1,297)	—	(1,297)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended June 30, 2013:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Accumulative Fund	Equity	$(1,737)	$—	$—	$(175)	$—	$(1,912)
Asset Strategy Fund	Commodity	—	—	(1,859)	—	—	(1,859)
	Equity	18,003	—	—	(8,160)	—	9,843
	Foreign currency	—	—	—	—	7,689	7,689
International Growth Fund	Equity	—	(701)	—	—	—	(701)
	Foreign currency	—	—	—	—	3,116	3,116
New Concepts Fund	Equity	(498)	—	—	(375)	—	(873)
Science and Technology Fund	Equity	189	—	—	50	—	239
Small Cap Fund	Equity	—	(271)	—	—	—	(271)
Value Fund	Equity	—	—	—	261	—	261

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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During the year ended June 30, 2013, the average derivative volume was as follows:

Fund	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Accumulative Fund	$—	$—	$—	$—	$—	$540	$1,650
Asset Strategy Fund	117,771	118,681	—	29,617	—	9,075	5,002
International Growth Fund	77,242	75,701	—	—	246	—	—
New Concepts Fund	—	—	—	—	—	455	904
Science and Technology Fund	12,610	11,305	—	—	—	113	334
Small Cap Fund	—	—	—	—	73	—	—
Value Fund	—	—	—	—	—	—	1,212

(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

Objectives and Strategies

Accumulative Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities and generating additional income from written option premiums. To achieve these objectives, the Fund utilized options, both written and purchased, on individual equity securities and domestic equity indices.

Asset Strategy Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, and hedging certain event risks on positions held by the Fund. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund utilized futures, total return swaps and option contracts on foreign and domestic equity indices. To manage foreign currency exposure, the Fund utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To manage event risks, the Fund utilized short futures on commodities, as well as on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Fund.

International Growth Fund. The Fund’s objectives in using derivatives during the period included managing the exposure to various foreign currencies and gaining exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Fund utilized forward contracts and purchased option contracts to either increase or decrease exposure to a given currency. To gain exposure to certain individual securities, the Fund utilized total return swaps.

New Concepts Fund. The Fund’s objectives in using derivatives during the period included gaining exposure to certain sectors, hedging certain event risks on positions held by the Fund and hedging market risk on equity securities. To achieve these objectives, the Fund utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Science and Technology Fund. The Fund’s objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund and on domestic equity indices.

Small Cap Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities and increasing exposure to various equity sectors and markets. To achieve these objectives, the Fund utilized total return swaps and futures on domestic equity indices.

Value Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities, generating additional income from written option premiums, and gaining exposure to, or facilitate trading in, certain securities. To achieve the objective of hedging market risk, the Fund utilized futures on domestic equity indices. To achieve the objective of generating additional income and gaining exposure to certain securities, the Fund utilized options, both written and purchased, on individual equity securities.

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 6-30-12	Options written		Options closed	Options exercised	Options expired	Outstanding at 6-30-13
Accumulative Fund
Number of Contracts	1,750	9,469	(1)	(5,835)	(804)	(4,502)	78
Premium Received	$377	$5,090		$(2,669)	$(569)	$(1,127)	$1,102
Asset Strategy Fund
Number of Contracts	24,263	187,553,209		(186,561,753)	(942,464)	(64,804)	8,451
Premium Received	$10,767	$30,216		$(18,016)	$(1,357)	$(15,929)	$5,681
New Concepts Fund
Number of Contracts	4,769	65,969		(30,233)	(5,164)	(32,085)	3,256
Premium Received	$2,237	$11,368		$(5,928)	$(1,683)	$(5,440)	$554
Science and Technology Fund
Number of Contracts	3,490	21,322		(23,638)	(1,174)	—	—
Premium Received	$1,315	$4,303		$(5,503)	$(115)	$—	$—
Value Fund
Number of Contracts	8,574	38,486		(9,423)	(8,844)	(23,530)	5,263
Premium Received	$727	$5,551		$(3,749)	$(601)	$(1,362)	$566

(1)	Stock split occurred during the period.

140	ANNUAL REPORT	2013

6.	BASIS FOR CONSOLIDATION OF THE ASSET STRATEGY FUND

The WRA ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Asset Strategy Fund (referred to as “the Fund” in this sub-section) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2013 of the Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
WRA ASF II, Ltd.	1-31-13	4-10-13	$3,110,771	$104,387	3.36%

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Accumulative Fund	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%
Asset Strategy Fund	0.700	0.650	0.600	0.550	0.550	0.550
Continental Income Fund	0.700	0.650	0.600	0.550	0.550	0.550
Core Investment Fund	0.700	0.650	0.600	0.550	0.525	0.500
Dividend Opportunities Fund	0.700	0.650	0.600	0.550	0.550	0.550
Energy Fund	0.850	0.830	0.800	0.760	0.760	0.760
International Growth Fund	0.850	0.830	0.800	0.760	0.760	0.760
New Concepts Fund	0.850	0.830	0.800	0.760	0.760	0.760
Science and Technology Fund	0.850	0.830	0.800	0.760	0.760	0.760
Small Cap Fund	0.850	0.830	0.800	0.760	0.760	0.760
Tax-Managed Equity Fund	0.650	0.600	0.550	0.500	0.500	0.500
Value Fund	0.700	0.650	0.600	0.550	0.550	0.550
Vanguard Fund	0.700	0.650	0.600	0.550	0.550	0.550

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 13), the fee is payable at the following annual rates for those Funds included in the settlement agreement:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Accumulative Fund	0.660%	0.640%	0.600%	0.550%	0.550%	0.550%
Asset Strategy Fund	0.690	0.650	0.600	0.550	0.550	0.550
Core Investment Fund	0.650	0.640	0.600	0.550	0.525	0.500
International Growth Fund	0.820	0.830	0.800	0.760	0.760	0.760
New Concepts Fund	0.830	0.830	0.800	0.760	0.760	0.760
Science and Technology Fund	0.830	0.830	0.800	0.760	0.760	0.760
Small Cap Fund	0.830	0.830	0.800	0.760	0.760	0.760
Value Fund	0.690	0.650	0.600	0.550	0.550	0.550
Vanguard Fund	0.670	0.650	0.600	0.550	0.550	0.550

Effective June 29, 2009 through September 30, 2016, the fee is payable at the following annual rates for Continental Income Fund:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Continental Income Fund	0.680%	0.650%	0.600%	0.550%	0.550%	0.550%

WRIMCO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Waivers of Expenses for more information.

2013	ANNUAL REPORT	141

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.5792; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00. Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust’s shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the year ended June 30, 2013, W&R received the following amounts in sales commissions and CDSCs ($ amounts rounded to thousands):

	Gross Sales Commissions	CDSC						Commissions Paid(1)
		Class A		Class B		Class C

Accumulative Fund	$377	$1		$5		$—	*	$207
Asset Strategy Fund	3,914	4		48		6		2,270
Continental Income Fund	997	1		3		—	*	608
Core Investment Fund	2,373	5		12		2		1,363
Dividend Opportunities Fund	371	2		6		1		225
Energy Fund	231	1		3		—	*	134
International Growth Fund	220	—	*	1		—	*	123
New Concepts Fund	1,113	3		8		1		666
Science and Technology Fund	2,019	3		14		1		1,171
Small Cap Fund	628	2		6		—	*	375
Tax-Managed Equity Fund	162	2		—	*	—	*	105
Value Fund	337	3		3		—	*	211
Vanguard Fund	567	6		5		—	*	317

*	Not shown due to rounding.
(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

142	ANNUAL REPORT	2013

Waivers of Expenses ($ amounts rounded to thousands). During the year ended June 30, 2013, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Accumulative Fund	$412
Asset Strategy Fund	100
Continental Income Fund	144
Core Investment Fund	600
International Growth Fund	153
New Concepts Fund	200
Science and Technology Fund	200
Small Cap Fund	146
Value Fund	57
Vanguard Fund	300

For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average Class A net assets on an annual basis. During the year ended June 30, 2013, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Accumulative Fund	$175
Core Investment Fund	31
Tax-Managed Equity Fund	31

Any amounts due to the funds as a reimbursement but not paid as of June 30, 2013 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended June 30, 2013 follows:

	6-30-12 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	6-30-13 Share Balance	6-30-13 Value

Science and Technology Fund
ACI Worldwide, Inc.(1)	2,927	$—	$26,900	$15,110	$—	2,010	$93,410
Acxiom Corporation(1)	4,304	11,925	9,691	850	—	4,383	99,417
Aspen Technology, Inc.(1)	8,272	—	33,196	49,261	—	5,354	154,135
BioAmber Inc.(1)(3)	N/A	13,801	—	—	—	1,423	9,674
ESCO Technologies Inc.	1,873	—	8,441	(2,102)	571	1,699	54,998
Euronet Worldwide, Inc.(1)	2,678	—	3,848	(652)	—	2,539	80,904
iGATE Corporation(1)(3)	N/A	23,916	—	—	—	3,003	49,309
Photronics, Inc.(1)	3,058	33	—	—	—	3,064	24,700
Power-One, Inc.(1)(2)	6,152	—	39,123	(442)	—	N/A	N/A
WNS (Holdings) Limited, ADR(1)(3)	N/A	17,641	—	—	—	3,131	52,262

				$62,025	$571		$618,809

(1)	No dividends were paid during the preceding 12 months.
(2)	No longer affiliated as of June 30, 2013.
(3)	Not affiliated at June 30, 2012.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended June 30, 2013, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers

Accumulative Fund	$—	$917,604	$—	$932,279
Asset Strategy Fund	—	1,283,401	628	1,755,844
Continental Income Fund	—	416,888	9,635	329,279
Core Investment Fund	—	2,121,771	—	2,210,239
Dividend Opportunities Fund	—	256,378	—	359,005
Energy Fund	—	44,155	—	62,584
International Growth Fund	—	207,271	—	257,764
New Concepts Fund	—	644,451	—	546,673
Science and Technology Fund	—	1,200,413	—	1,209,864
Small Cap Fund	—	286,680	—	350,861
Tax-Managed Equity Fund	—	93,273	—	91,251
Value Fund	—	341,967	—	315,019
Vanguard Fund	—	1,058,366	—	1,170,944

2013	ANNUAL REPORT	143

10.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Accumulative Fund				Asset Strategy Fund
	Year ended 6-30-13		Year ended 6-30-12		Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	8,077	$68,857	9,480	$72,621	47,844	$477,052	49,597	$454,107
Class B	49	372	86	599	454	4,358	619	5,527
Class C	58	452	77	540	875	8,502	1,055	9,446
Class Y	29	249	52	401	6,544	65,034	4,909	48,738
Shares issued in reinvestment of distributions to shareholders:
Class A	692	5,609	44	323	6,312	61,097	3,535	30,542
Class B	— *	1	—	—	56	531	19	159
Class C	1	7	—	—	79	752	29	242
Class Y	3	23	1	8	234	2,267	81	700
Shares redeemed:
Class A	(23,496)	(199,575)	(29,983)	(229,135)	(64,136)	(634,243)	(72,718)	(667,959)
Class B	(443)	(3,369)	(951)	(6,600)	(2,126)	(20,402)	(3,155)	(28,278)
Class C	(184)	(1,414)	(316)	(2,220)	(1,998)	(19,226)	(2,697)	(24,229)
Class Y	(115)	(977)	(192)	(1,428)	(6,826)	(69,531)	(6,000)	(55,398)
Net decrease	(15,329)	$(129,765)	(21,702)	$(164,891)	(12,688)	$(123,809)	(24,726)	$(226,403)

	Continental Income Fund				Core Investment Fund
	Year ended 6-30-13		Year ended 6-30-12		Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	25,268	$230,936	10,659	$90,129	73,211	$492,634	54,261	$329,185
Class B	153	1,375	165	1,403	389	2,323	452	2,470
Class C	384	3,479	242	2,046	794	4,849	598	3,312
Class Y	199	1,803	123	1,041	3,990	27,598	5,244	31,536
Shares issued in reinvestment of distributions to shareholders:
Class A	4,275	36,689	2,384	19,442	29,693	184,986	24,460	137,894
Class B	31	265	19	154	188	1,048	196	1,002
Class C	48	405	20	158	175	986	143	739
Class Y	31	268	26	207	644	4,023	280	1,582
Shares redeemed:
Class A	(12,466)	(112,653)	(15,152)	(127,164)	(80,710)	(540,376)	(88,777)	(538,109)
Class B	(302)	(2,705)	(470)	(3,947)	(1,035)	(6,150)	(1,657)	(9,099)
Class C	(208)	(1,871)	(172)	(1,449)	(687)	(4,140)	(970)	(5,387)
Class Y	(90)	(833)	(427)	(3,444)	(1,249)	(8,361)	(2,525)	(15,475)
Net increase (decrease)	17,323	$157,158	(2,583)	$(21,424)	25,403	$159,420	(8,295)	$(60,350)

144	ANNUAL REPORT	2013

	Dividend Opportunities Fund				Energy Fund
	Year ended 6-30-13		Year ended 6-30-12		Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,735	$108,393	9,856	$140,145	3,131	$40,424	2,866	$35,500
Class B	27	419	49	683	18	206	27	317
Class C	54	855	76	1,074	26	319	33	389
Class Y	597	9,430	20	291	69	947	38	461
Shares issued in reinvestment of distributions to shareholders:
Class A	565	8,816	618	8,720	—	—	—	—
Class B	2	32	2	30	—	—	—	—
Class C	4	62	3	44	—	—	—	—
Class Y	10	160	2	27	—	—	—	—
Shares redeemed:
Class A	(14,342)	(233,126)	(12,002)	(171,532)	(4,430)	(56,538)	(4,302)	(53,712)
Class B	(221)	(3,463)	(383)	(5,423)	(91)	(1,057)	(124)	(1,472)
Class C	(173)	(2,745)	(268)	(3,773)	(88)	(1,047)	(159)	(1,891)
Class Y	(611)	(10,594)	(36)	(515)	(111)	(1,537)	(72)	(926)
Net decrease	(7,353)	$(121,761)	(2,063)	$(30,229)	(1,476)	$(18,283)	(1,693)	$(21,334)

	International Growth Fund				New Concepts Fund
	Year ended 6-30-13		Year ended 6-30-12		Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,748	$70,328	4,032	$37,298	19,649	$202,459	20,627	$211,496
Class B	23	213	22	185	156	1,277	172	1,450
Class C	29	282	23	205	183	1,558	224	1,948
Class Y	576	5,966	1,653	15,206	2,272	25,414	12,333	139,611
Shares issued in reinvestment of distributions to shareholders:
Class A	71	728	814	7,085	5,585	54,229	24,636	225,914
Class B	— *	— *	1	11	75	584	425	3,173
Class C	—	—	2	13	63	503	280	2,140
Class Y	39	396	92	796	236	2,474	741	7,279
Shares redeemed:
Class A	(8,437)	(86,427)	(10,192)	(94,312)	(27,584)	(283,832)	(26,783)	(276,040)
Class B	(89)	(830)	(170)	(1,457)	(645)	(5,259)	(918)	(7,833)
Class C	(76)	(743)	(88)	(770)	(307)	(2,595)	(455)	(3,961)
Class Y	(814)	(8,291)	(2,379)	(21,065)	(1,211)	(13,382)	(12,144)	(124,430)
Net increase (decrease)	(1,930)	$(18,378)	(6,190)	$(56,805)	(1,528)	$(16,570)	19,138	$180,747

	Science and Technology Fund				Small Cap Fund
	Year ended 6-30-13		Year ended 6-30-12		Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	26,615	$317,005	18,561	$185,905	7,014	$108,654	7,147	$103,906
Class B	239	2,211	254	2,052	65	839	83	1,041
Class C	333	3,193	244	2,012	70	950	75	971
Class Y	2,021	26,361	1,010	10,976	538	8,928	235	3,603
Shares issued in reinvestment of distributions to shareholders:
Class A	4,044	44,358	17,894	158,005	2,333	32,506	4,471	58,708
Class B	65	564	320	2,274	55	645	145	1,630
Class C	38	336	157	1,127	43	523	93	1,083
Class Y	130	1,551	592	5,650	95	1,426	158	2,225
Shares redeemed:
Class A	(34,278)	(398,796)	(38,362)	(384,461)	(9,992)	(153,988)	(9,729)	(141,788)
Class B	(914)	(8,384)	(1,414)	(11,461)	(364)	(4,697)	(606)	(7,661)
Class C	(394)	(3,632)	(505)	(4,163)	(182)	(2,463)	(272)	(3,531)
Class Y	(2,310)	(29,902)	(1,490)	(16,207)	(394)	(6,630)	(288)	(4,432)
Net increase (decrease)	(4,411)	$(45,135)	(2,739)	$(48,291)	(719)	$(13,307)	1,512	$15,755

2013	ANNUAL REPORT	145

	Tax-Managed Equity Fund				Value Fund
	Year ended 6-30-13		Year ended 6-30-12		Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,108	$43,811	2,955	$37,514	13,214	$183,231	11,562	$132,410
Class B	4	47	10	117	46	606	57	634
Class C	35	455	29	333	72	960	56	635
Class Y	N/A	N/A	N/A	N/A	435	5,681	35	403
Shares issued in reinvestment of distributions to shareholders:
Class A	452	5,999	—	—	450	5,735	396	4,322
Class B	2	20	—	—	— *	7	1	13
Class C	7	83	—	—	1	16	2	18
Class Y	N/A	N/A	N/A	N/A	9	115	5	49
Shares redeemed:
Class A	(3,121)	(44,198)	(2,420)	(30,715)	(10,714)	(146,256)	(9,982)	(113,914)
Class B	(21)	(257)	(68)	(772)	(248)	(3,180)	(391)	(4,275)
Class C	(43)	(544)	(67)	(783)	(135)	(1,712)	(276)	(3,010)
Class Y	N/A	N/A	N/A	N/A	(132)	(1,857)	(31)	(366)
Net increase	423	$5,416	439	$5,694	2,998	$43,346	1,434	$16,919

	Vanguard Fund
	Year ended 6-30-13		Year ended 6-30-12
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	19,241	$175,261	25,305	$216,259
Class B	106	800	144	1,035
Class C	124	949	154	1,141
Class Y	2,549	24,698	1,872	16,588
Shares issued in reinvestment of distributions to shareholders:
Class A	6,521	56,340	— *	1
Class B	55	394	—	—
Class C	42	302	—	—
Class Y	334	3,004	—	—
Shares redeemed:
Class A	(35,299)	(325,426)	(31,214)	(274,378)
Class B	(475)	(3,598)	(845)	(6,085)
Class C	(218)	(1,670)	(345)	(2,494)
Class Y	(3,852)	(36,384)	(3,870)	(32,447)
Net decrease	(10,872)	$(105,330)	(9,799)	$(80,380)

*	Not shown due to rounding.

11.	COMMITMENTS

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income in the Statements of Operations. At June 30, 2013, there were no outstanding bridge loan commitments.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at June 30, 2013 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Accumulative Fund	$897,835	$252,640	$8,178	$244,462
Asset Strategy Fund	2,488,514	662,813	61,403	601,410
Continental Income Fund	698,305	163,423	2,467	160,956
Core Investment Fund	2,635,319	833,867	18,354	815,513
Dividend Opportunities Fund	492,463	211,436	481	210,955
Energy Fund	141,716	79,079	4,377	74,702
International Growth Fund	444,850	85,098	27,241	57,857
New Concepts Fund	1,183,971	425,443	35,166	390,277

146	ANNUAL REPORT	2013

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Science and Technology Fund	$1,972,394	$1,055,480	$100,717	$954,763
Small Cap Fund	555,808	246,314	6,640	239,674
Tax-Managed Equity Fund	180,383	58,979	2,687	56,292
Value Fund	508,667	156,834	4,029	152,805
Vanguard Fund	1,029,831	355,498	6,751	348,747

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended June 30, 2013 and the post-October and late-year ordinary activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred

Accumulative Fund	$5,962	$1,761	$—	$—	$—	$—	$—
Asset Strategy Fund	65,542	5,344	—	—	—	—	—
Continental Income Fund	8,337	884	30,140	45,047	—	—	—
Core Investment Fund	27,469	70,875	171,762	265,781	—	—	—
Dividend Opportunities Fund	9,200	1,211	—	—	—	533	—
Energy Fund	—	—	—	—	—	—	670
International Growth Fund	1,141	6,118	—	—	—	1,465	—
New Concepts Fund	—	—	58,452	104,609	—	—	6,271
Science and Technology Fund	—	—	48,932	251,716	—	—	8,124
Small Cap Fund	—	—	35,434	62,432	—	—	2,187
Tax-Managed Equity Fund	777	2,277	5,567	11,214	—	—	4
Value Fund	5,927	1,136	—	17,263	—	—	—
Vanguard Fund	2,226	—	58,882	127,561	—	—	406

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of June 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is June 30, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a RIC during the year ended June 30, 2013:

	Pre-Enactment						Post-Enactment
Fund	2014	2015	2016	2017	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover

Accumulative Fund	$—	$—	$—	$—	$74,773	$—	$—	$—
Asset Strategy Fund	—	—	—	—	51,683	—	—	—
Continental Income Fund	—	—	32,107	—	—	—	—	—
Core Investment Fund	—	—	—	—	—	—	—	—
Dividend Opportunities Fund	—	—	—	—	22,379	—	—	—
Energy Fund	—	—	—	9,079	17,511	10,078	395	—
International Growth Fund	—	—	—	—	36,761	—	—	—
New Concepts Fund	—	—	—	—	—	—	—	—
Science and Technology Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—	—
Tax-Managed Equity Fund	—	—	—	—	—	—	—	—
Value Fund	—	—	—	—	—	—	—	—
Vanguard Fund	—	—	—	—	—	—	—	—

Retirement Shares was merged into Continental Income Fund as of June 29, 2009. At the time of the merger, Retirement Shares had capital loss carryovers available to offset future gains of Continental Income Fund. These carryovers are limited to $10,702 for each period ending from June 30, 2014 through 2016 plus any unused limitations from prior years.

2013	ANNUAL REPORT	147

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At June 30, 2013, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Accumulative Fund	$(3)	$3	$— *
Asset Strategy Fund	(6,237)	6,237	—
Continental Income Fund	22	(20)	(2)
Dividend Opportunities	— *	—	— *
Energy Fund	1,559	(42)	(1,517)
International Growth Fund	285	(283)	(2)
New Concepts Fund	8,435	5	(8,440)
Science and Technology Fund	19,854	(16,420)	(3,434)
Small Cap Fund	7,323	(1,996)	(5,327)
Tax-Managed Equity Fund	14	(14)	—
Value Fund	1,495	(1,472)	(23)
Vanguard Fund	5	(5)	—

*	Not shown due to rounding.

13.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov.

148	ANNUAL REPORT	2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Waddell & Reed Advisors Funds

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science & Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund, and Waddell & Reed Advisors Vanguard Fund (the “Funds”), thirteen of the series constituting Waddell & Reed Advisors Funds, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

August 16, 2013

2013	ANNUAL REPORT	149

INCOME TAX INFORMATION

Waddell & Reed Advisors Funds	AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended June 30, 2013:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Accumulative Fund	$5,961,980	$5,961,980
Asset Strategy Fund	46,642,541	65,542,454
Continental Income Fund	8,336,691	8,336,691
Core Investment Fund	27,469,087	27,469,087
Dividend Opportunities Fund	9,199,551	9,199,551
Energy Fund	—	—
International Growth Fund	721,382	2,397,010
New Concepts Fund	—	—
Science and Technology Fund	—	—
Small Cap Fund	—	—
Tax-Managed Equity Fund	777,009	777,009
Value Fund	5,926,588	5,926,588
Vanguard Fund	2,225,649	2,225,649

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Accumulative Fund	$—
Asset Strategy Fund	—
Continental Income Fund	30,139,571
Core Investment Fund	171,761,735
Dividend Opportunities Fund	—
Energy Fund	—
International Growth Fund	—
New Concepts Fund	58,452,297
Science and Technology Fund	48,931,575
Small Cap Fund	35,433,685
Tax-Managed Equity Fund	5,566,516
Value Fund	—
Vanguard Fund	58,881,527

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Each Fund elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Accumulative Fund	$—	$—
Asset Strategy Fund	—	—
Continental Income Fund	—	—
Core Investment Fund	—	—
Dividend Opportunities Fund	—	—
Energy Fund	—	—
International Growth Fund	918,939	12,412,258
New Concepts Fund	—	—
Science and Technology Fund	—	—
Small Cap Fund	—	—
Tax-Managed Equity Fund	—	—
Value Fund	—	—
Vanguard Fund	—	—

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

150	ANNUAL REPORT	2013

BOARD OF TRUSTEES AND OFFICERS

Waddell & Reed Advisors Funds

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios) and InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (31 portfolios) and Ivy High Income Opportunities Fund. Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present), Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Investment Committee Member of Kansas Foundation for Medical Care (2001 to 2011); Chairperson, Audit Committee of Kansas Bioscience Authority; Trustee, Ivy Funds (34 portfolios overseen); and Trustee Ivy High Income Opportunities Fund (1 portfolio) overseen.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2008	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (2009 to present).
John A. Dillingham* 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2008	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Former President and current Trustee, Liberty Memorial Association (WWI National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012); CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance).
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	2008 2008	President Emeritus, University of Utah; President Emeritus, University of California.	None

2013	ANNUAL REPORT	151

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	2008	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of, Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank, N.A. (2007 to present); Director, Graymark HealthCare (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Chairman Trustee, Ivy Funds (34 portfolios overseen); and Trustee Ivy High Income Opportunities Fund (1 portfolio) overseen.
Robert L. Hechler 6300 Lamar Avenuue Overland Park, KS 66202 1936	Trustee	2008	Retired	None
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present).	Finance Committee Member, Ascension Health (non-profit health system); (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009).
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2008	Shareholder/Director, Polsinelli PC, a law firm (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009).
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	2008	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present).	Trustee, Ivy Funds (34 portfolios overseen); and Trustee Ivy High Income Opportunities Fund (1 portfolio) overseen.

*From September 22, 2011 to April 23, 2012, Mr. Dillingham was an Interested Trustee, because during that time period he was a trustee and beneficiary of a trust that owned shares of WDR.

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Trustee Since*	Principal Occupation During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); President and Trustee of each of the funds in the Fund Complex.	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City; Trustee, Ivy Funds (34 portfolios overseen); and Trustee Ivy High Income Opportunities Fund (1 portfolio) overseen.
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	2008	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011), formerly CIO of WRIMCO and IICO (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present).	Director of WRIMCO and IICO.

152	ANNUAL REPORT	2013

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s officers are:

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Officer of Trust Since*	Principal Occupation During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President General Counsel Assistant Secretary	2008 2008 2008	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.

*This is the date when the officers first became an officer of one or more of the Funds.

2013	ANNUAL REPORT	153

ANNUAL PRIVACY NOTICE

Waddell & Reed Advisors Funds

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

154	ANNUAL REPORT	2013

PROXY VOTING INFORMATION

Waddell & Reed Advisors Funds

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Waddell & Reed Advisors Funds

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Waddell & Reed Advisors Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Waddell & Reed Advisors Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

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The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus, or summary prospectus, carefully before investing.

2013	ANNUAL REPORT	159

ANN-WRA-EQ (6-13)

ITEM 2.    CODE OF ETHICS

(a)	As of June 30, 2013, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2012	$211,000
2013	202,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2012	$0
2013	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2012	$56,200
2013	73,785

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2012	$16,026
2013	4,815

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$72,226 and $78,600 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $168,299 and $104,151 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)  (1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS FUNDS
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 4, 2013

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 4, 2013